UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Seer, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

[•], 2026

Dear Stockholder:

We are pleased to invite you to attend the 2026 Annual Meeting of Stockholders (together with any adjournments, postponements or other delays thereof, the Annual Meeting) of Seer, Inc. (Seer or the Company), which will take place on [•] at [•] Pacific Time. The Annual Meeting will be held at [•].

We are holding the Annual Meeting for the following purposes, as more fully described in the accompanying proxy statement:

1.
To elect seven directors, each to serve until the 2027 annual meeting of stockholders and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.
2.
To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026.
3.
To conduct a non-binding advisory vote to approve named executive officer compensation.
4.
To ratify the Tax Benefit Preservation Plan so that it may remain in effect through February 25, 2029, unless earlier terminated by our board of directors.
5.
To transact such other business as may properly come before the Annual Meeting.

Our board of directors unanimously recommends that you only vote “FOR” each of Seer’s director nominees (Omid Farokhzad, M.D., Meeta Gulyani, Robert Langer, Sc.D., Terrance McGuire, Dipchand (Deep) Nishar, Isaac Ro and Nicolas Roelofs, Ph.D.) and in accordance with our board of directors’ recommendation on all other proposals.

Our board of directors has fixed the close of business on [•], 2026, as the record date for the Annual Meeting. Only stockholders of record as of the close of business on that date are entitled to notice of and to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on [•]. The accompanying proxy statement and our annual report can be accessed by visiting our investor relations website at investor.seer.bio. The proxy statement and BLUE proxy card or BLUE voting instruction form are first being made available to stockholders on or about [•], 2026.

Your vote will be especially important at the Annual Meeting. As you may know, Bradley L. Radoff, Michael Torok and certain of their affiliates (collectively, the Radoff-JEC Group) have notified Seer that they intend to nominate three director candidates for election to our board of directors at the Annual Meeting in opposition to the election of three of the nominees recommended by our board of directors. You may receive a proxy statement, white proxy card or white voting instruction form and other solicitation materials from the Radoff-JEC Group asking you to vote for the director candidates nominated by the Radoff-JEC Group. These materials are not from Seer. Our board of directors recommends that you disregard them. Seer is not responsible for the accuracy or completeness of any information provided by, or relating to, the Radoff-JEC Group or its director candidates in any materials filed or disseminated by, or on behalf of, the Radoff-JEC Group, or for any statements that the Radoff-JEC Group or its representatives have made or may otherwise make.

Our board of directors strongly urges you NOT to sign or return any white proxy card or white voting instruction form sent to you by the Radoff-JEC Group, even as a protest vote. If you have previously submitted a white proxy card or white voting instruction form provided by the Radoff-JEC Group, you can revoke that proxy at any time by: (i) following the instructions on the enclosed BLUE proxy card or BLUE voting instruction form to vote by proxy via the internet or by telephone or (ii) completing, signing, dating and mailing the enclosed BLUE proxy card or BLUE voting instruction form in the postage-paid envelope provided. Voting your shares by proxy using the enclosed BLUE proxy card or BLUE voting instruction ensures that if you are unable to attend the Annual Meeting, your shares will be voted at the Annual Meeting. Voting by proxy will not limit your right to change your vote or to attend the Annual Meeting.

This year, your proxy card or voting instruction form looks different. As a result of the Radoff-JEC Group’s actions, your proxy card or voting instruction form has more names on it than there are seats on our board of directors up for election. Please carefully review the proxy card or voting instruction form and only vote “FOR” the nominees recommended by our board of directors and “FOR” all other proposals.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting, and we hope that you will vote as soon as possible. You may vote by proxy at any time by: (i) following the instructions on the enclosed BLUE proxy card or BLUE voting instruction form to vote by proxy via the internet or by telephone; and (ii) completing, signing, dating and mailing the enclosed BLUE proxy card or BLUE voting instruction form in the postage-paid envelope provided. Voting by one of these methods will ensure your representation at the Annual Meeting regardless of whether you attend the Annual Meeting.

This notice forms a part of the proxy statement to which it is attached.

On behalf of our board of directors, thank you for your continued support of and interest in Seer.

Sincerely,

Omid Farokhzad, M.D.
Chief Executive Officer and Chair of the Board of Directors

YOUR VOTE IS VERY IMPORTANT

Our board of directors unanimously recommends shareholders only vote “FOR” Seer’s director nominees (Omid Farokhzad, M.D., Meeta Gulyani, Robert Langer, Sc.D., Terrance McGuire, Dipchand (Deep) Nishar, Isaac Ro and Nicolas Roelofs, Ph.D.) and “FOR” all other proposals.

Your vote is especially important at the Annual Meeting. The Radoff-JEC Group has notified the Company that it intends to nominate three director candidates for election to our board of directors at the Annual Meeting in opposition to the election of three of the nominees recommended by our board of directors. You may receive a proxy statement, white proxy card or white voting instruction form and other solicitation materials from the Radoff-JEC Group asking you to vote for the director candidates nominated by the Radoff-JEC Group. These materials are not from Seer. Our board of directors recommends that you disregard them. Seer is not responsible for the accuracy or completeness of any information provided by, or relating to, the Radoff-JEC Group or its director candidates in any materials filed or disseminated by, or on behalf of, the Radoff-JEC Group, or for any statements that the Radoff-JEC Group or its representatives have made or may make.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting, and we hope that you will vote as soon as possible. You may vote by proxy at any time by: (i) following the instructions on the enclosed BLUE proxy card or BLUE voting instruction form to vote by proxy via the internet or by telephone; or (ii) completing, signing, dating and mailing the enclosed BLUE proxy card or BLUE voting instruction form in the postage-paid envelope provided. Voting your shares by proxy using the enclosed BLUE proxy card or BLUE voting instruction ensures that if you are unable to attend the Annual Meeting, your shares will be voted at the Annual Meeting. Voting by proxy will not limit your right to change your vote during, or to attend, the Annual Meeting.

Our board of directors strongly urges you NOT to sign or return any white proxy card or white voting instruction form sent to you by the Radoff-JEC Group, even as a protest vote. If you have previously submitted a white proxy card or white voting instruction form provided by the Radoff-JEC Group, please follow the instructions in the accompanying proxy statement to revoke your proxy.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitation firm:

Innisfree M&A Incorporated

500 Fifth Avenue, 21st Floor

New York, NY 10110

Stockholders may call toll free: (877) 456-3524

Banks and Brokers may call collect: (212) 750-5833

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

SEER, INC.

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held at [•] Pacific Time on [•]

This proxy statement and the enclosed BLUE proxy card or BLUE voting instruction form are furnished in connection with the solicitation of proxies by our board of directors for use at the 2026 annual meeting of stockholders (together with any postponement, adjournment or other delay thereof, the Annual Meeting) of Seer, Inc. (Seer or the Company). The Annual Meeting will take place on [•] at [•] Pacific Time. The Annual Meeting will be held at [•].

This proxy statement is dated [•], 2026, and, together with the enclosed BLUE proxy card or BLUE voting instruction, is first being made available to stockholders on or about [•], 2026.

YOUR VOTE IS VERY IMPORTANT. Regardless of whether you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting, and we hope that you will vote as soon as possible. You may vote by proxy at any time by: (i) following the instructions on the enclosed BLUE proxy card or BLUE voting instruction form to vote by proxy via the internet or by telephone; or (ii) completing, signing, dating and mailing the enclosed BLUE proxy card or BLUE voting instruction form in the postage-paid envelope provided. Voting your shares by proxy using the enclosed BLUE proxy card or BLUE voting instruction ensures that if you are unable to attend the Annual Meeting, your shares will be voted at the Annual Meeting. Voting by proxy will not limit your right to change your vote during, or to attend, the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

Why am I receiving these materials?

Our board of directors is providing these proxy materials to you in connection with its solicitation of proxies for use at the Annual Meeting. The Annual Meeting will take place on [•] at [•] Pacific Time. The Annual Meeting will be held at [•].

What proposals will be voted on at the Annual Meeting?

There are four proposals scheduled to be voted on at the Annual Meeting:

•
Proposal No. 1: to elect seven directors, each to serve until the 2027 annual meeting of stockholders and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal;
•
Proposal No. 2: to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026;
•
Proposal No. 3: to conduct a non-binding advisory vote to approve named executive officer compensation; and
•
Proposal No. 4: to ratify the Tax Benefit Preservation Plan so that it may remain in effect through February 25, 2029, unless earlier terminated by our board of directors.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote:

•
FOR only the election of Omid Farokhzad, M.D., Meeta Gulyani, Robert Langer, Sc.D., Terrance McGuire, Dipchand (Deep) Nishar, Isaac Ro and Nicolas Roelofs, Ph.D., the seven director candidates nominated by our board of directors;
•
FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026;
•
FOR the approval of named executive officer compensation; and
•
FOR the ratification of the Tax Benefit Preservation Plan.

Please carefully review the BLUE proxy card or BLUE voting instruction form and only vote “FOR” the nominees recommended by our board of directors and “FOR” all other proposals.

Is my vote important?

Yes. Your vote will be especially important at the Annual Meeting. As you may know, Bradley L. Radoff, Michael Torok and certain of their affiliates (collectively, the Radoff-JEC Group) have notified the Company that they intend to nominate three individuals (the Radoff-JEC Nominees) for election to our board of directors at the Annual Meeting in opposition to the election of three of the nominees recommended by our board of directors. Our board of directors does NOT endorse the Radoff-JEC Nominees, and the presence of the Radoff-JEC Nominees on the enclosed BLUE proxy card or BLUE voting instruction form is NOT an approval, or comment on the fitness, character, suitability or other qualifications, of the Radoff-JEC Nominees.

Our board of directors urges you to vote only on the BLUE proxy card or BLUE voting instruction form only “FOR” our board of directors’ nominees (Omid Farokhzad, M.D., Meeta Gulyani, Robert Langer, Sc.D., Terrance McGuire, Dipchand (Deep) Nishar, Isaac Ro and Nicolas Roelofs, Ph.D.), to disregard any materials sent to you by, or on behalf of, the Radoff-JEC Group, and not to sign, return or vote any white proxy card or white voting instruction form sent to you by, or on behalf of, the Radoff-JEC Group. We are not responsible for the accuracy or completeness of any information provided by, or relating to, the Radoff-JEC Group or the Radoff-JEC Nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Radoff-JEC Group, or any statements that the Radoff-JEC Group or its representatives have made or may otherwise make. Voting your shares by proxy using the enclosed BLUE proxy card or BLUE voting instruction ensures that if you are unable to attend the Annual Meeting, your shares will be voted at the Annual Meeting. Voting by proxy will not limit your right to change your vote during, or to attend, the Annual Meeting.

Our board of directors strongly urges you NOT to sign or return any white proxy card or white voting instruction form sent to you by, or on behalf of, the Radoff-JEC Group. If you have previously submitted a proxy using the proxy card or voting instruction form sent to you by, or on behalf of, the Radoff-JEC Group, you can revoke that proxy at any time by: (i) following the instructions on the enclosed BLUE proxy card or BLUE voting instruction form to vote by proxy via the internet or by telephone; or (ii) completing, signing, dating and mailing the enclosed BLUE proxy card or BLUE voting instruction form in the postage-paid envelope provided. Only your latest-dated, validly executed proxy will count.

Who is entitled to vote at the Annual Meeting?

Holders of our Class A common stock at the close of business on [•], 2026, the record date for the Annual Meeting (the Record Date), are entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our Class A common stock held as of the Record Date. As of the Record Date, there were [•] shares of Class A common stock outstanding and entitled to vote. Stockholders are not permitted to cumulate votes with respect to the election of directors.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for it to be properly held under our amended and restated bylaws and Delaware law. The holders of a majority of the voting power of the capital stock of the Company issued and outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions, withhold votes, and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum. If a quorum is not present or represented at the Annual Meeting, then either (i) the chairperson of the meeting or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.

How can I vote my shares?

We strongly encourage you to vote by proxy over the internet, by telephone or by mail by following the instructions on the enclosed BLUE proxy card or BLUE voting instruction form prior to the Annual Meeting. Regardless of how you hold your shares, voting by proxy ensures that if you are unable to attend the Annual Meeting, your shares will be voted at the Annual Meeting. Voting now will not limit your right to change your vote during, or to attend, the Annual Meeting.

Stockholders of Record: Shares Registered in Your Name with our Transfer Agent

If, on the Record Date, your shares were registered directly in your name with Computershare Trust Company, N.A., our transfer agent, then you are considered a “stockholder of record.” If you are a stockholder of record, this proxy statement was accompanied by a BLUE proxy card. You may vote in the following ways:

•
Over the internet by following the instructions on the enclosed BLUE proxy card.
•
By toll-free telephone by following the instructions on the BLUE proxy card.
•
By completing, signing, dating and returning the enclosed BLUE proxy card.
•
By voting at the Annual Meeting.

We strongly encourage you to vote by mail, via the internet or by telephone prior to the Annual Meeting by following the instructions provided on the enclosed BLUE proxy card, even if you plan to attend the Annual Meeting.

This year, your proxy card looks different. As a result of the actions of the Radoff-JEC Group, your BLUE proxy card has more names on it than there are director seats up for election. Please carefully review the BLUE proxy card and only vote “FOR” Seer’s director nominees (Omid Farokhzad, M.D., Meeta Gulyani, Robert Langer, Sc.D., Terrance McGuire, Dipchand (Deep) Nishar, Isaac Ro and Nicolas Roelofs, Ph.D.) and “FOR” all other proposals.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitation firm:

Innisfree M&A Incorporated

500 Fifth Avenue, 21st Floor

New York, NY 10110

Stockholders may call toll free: (877) 456-3524

Banks and Brokers may call collect: (212) 750-5833

Beneficial Owner of Shares Held in “Street Name”: Shares Registered in the Name of a Broker, Bank or Other Nominee

If, on the Record Date, your shares were held not in your name, but rather by a broker, bank or other nominee, then you are “the beneficial owner” of shares held in “street name” and you are considered a “street name stockholder.” This proxy statement, along with a BLUE voting instruction form, were sent to you by your broker, bank or other nominee. Your broker, bank or other nominee is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. We encourage you to communicate your voting decisions to your broker well before the date of the Annual Meeting to ensure that your vote will be counted.

If you are a beneficial owner, you received a BLUE voting instruction form from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee on the enclosed BLUE voting instruction form to direct your broker, bank or other nominee on how to vote your shares.

This year, your voting instruction form looks different. As a result of the actions of the Radoff-JEC Group, your BLUE voting instruction form has more names on it than there are director seats up for election. Please carefully review the BLUE voting instruction form and only vote “FOR” Seer’s director nominees (Omid Farokhzad, M.D., Meeta Gulyani, Robert Langer, Sc.D., Terrance McGuire, Dipchand (Deep) Nishar, Isaac Ro and Nicolas Roelofs, Ph.D.) and “FOR” all other proposals.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitation firm:

Innisfree M&A Incorporated

500 Fifth Avenue, 21st Floor

New York, NY 10110

Stockholders may call toll free: (877) 456-3524

Banks and Brokers may call collect: (212) 750-5833

How many votes are needed for approval of each proposal?

•
Proposal No. 1: Each director is elected by a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. You may vote (i) “FOR” for a director nominee or (ii) “WITHHOLD” for a director nominee. “Plurality” means that the seven nominees who receive the largest number of votes cast “For” such nominees are elected as directors. As a result, any shares not voted “For” a particular nominee (whether as a result of a withhold vote or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. It is not possible to vote to abstain on the election of a nominee.
•
Proposal No. 2: Approval of the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026, requires the affirmative “For” vote of the majority of the voting power of the shares of our Class A common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. You may vote “For,” “Against” or “Abstain” with respect to this proposal. Abstentions are considered shares present and entitled to vote on this proposal, and thus will have the same effect as a vote “Against” this proposal. Broker non-votes will have no effect on the outcome of this proposal.
•
Proposal No. 3: The non-binding advisory approval of named executive officer compensation requires the affirmative “For” vote of the majority of the voting power of the shares of our Class A common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. You may vote “For,” “Against” or “Abstain” with respect to this proposal. Abstentions are considered shares present and entitled to vote on this proposal, and thus will have the same effect as a vote “Against” this proposal. Broker non-votes will have no effect on the outcome of this proposal. Because this proposal is an advisory vote, the result will not be binding on our board of directors or Seer.

•
Proposal No. 4: Approval of the ratification of the Tax Benefit Preservation Plan requires the affirmative “For” vote of the majority of the voting power of the shares of our Class A common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. You may vote “For,” “Against” or “Abstain” with respect to this proposal. Abstentions are considered shares present and entitled to vote on this proposal, and thus will have the same effect as a vote “Against” this proposal. Broker non-votes will have no effect on the outcome of this proposal. To the extent that there is an Acquiring Person (as defined below) at the time of the vote on Proposal No. 4, any vote cast by an Acquiring Person or its affiliates or associates will be excluded from the tabulation.

What is a proxy?

A proxy is your legal designation of another person to vote the shares that you own at the Annual Meeting. The person that you designate is your “proxy,” and you give your proxy authority to vote your shares as you instruct by completing, signing and returning one or more validly executed proxy cards. By voting by proxy, each stockholder is able to cast his or her vote without having to attend the Annual Meeting. Our board of directors has designated Omid Farokhzad, M.D. and David Horn, and each of them, with full power of substitution, to serve as proxy holders for the Annual Meeting.

Even if you plan to attend the Annual Meeting, we recommend that you vote using the enclosed BLUE proxy card or BLUE voting instruction form prior to the Annual Meeting to ensure that your shares will be represented.

Completing, signing, dating and returning a proxy card by a stockholder of record will be presumed to be a proxy with respect to all shares held by that stockholder of record unless the proxy specifies otherwise.

Can I change my vote or revoke my proxy?

Yes, by following the instructions below.

If you have already voted using the Radoff-JEC Group’s white proxy card, we urge you to revoke that proxy by using the enclosed BLUE proxy card or BLUE voting instruction form to vote only “FOR” Seer’s director nominees (Omid Farokhzad, M.D., Meeta Gulyani, Robert Langer, Sc.D., Terrance McGuire, Dipchand (Deep) Nishar, Isaac Ro and Nicolas Roelofs, Ph.D.) and “FOR” all other proposals. Only your latest-dated, validly executed proxy will count.

Stockholders of Record: Shares Registered in Your Name with our Transfer Agent

If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is exercised at the Annual Meeting by:

•
entering a new, later dated vote via the internet or by telephone;
•
completing, signing, dating and returning a new proxy card with a later date;
•
delivering a written revocation to our President and Chief Financial Officer at Seer, Inc., 3800 Bridge Parkway, Suite 102, Redwood City, California 94065; or
•
attending the Annual Meeting and voting thereat.

Beneficial Owner of Shares Held in “Street Name”: Shares Registered in the Name of a Broker, Bank or Other Nominee

If you are a street name stockholder, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What if I do not specify how my shares are to be voted?

Stockholders of Record: Shares Registered in Your Name with our Transfer Agent

If you are a stockholder of record and you submit a proxy but you do not provide voting instructions on a proposal(s), your shares will be voted:

•
FOR only the election of Omid Farokhzad, M.D., Meeta Gulyani, Robert Langer, Sc.D., Terrance McGuire, Dipchand (Deep) Nishar, Isaac Ro and Nicolas Roelofs, Ph.D., the seven director candidates nominated by our board of directors;
•
FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026;
•
FOR the approval of named executive officer compensation;
•
FOR the ratification of the Tax Benefit Preservation Plan; and
•
in the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owner of Shares Held in “Street Name”: Shares Registered in the Name of a Broker, Bank or Other Nominee

If you are a street name stockholder and you do not provide your broker, bank or other nominee with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. To the extent that your broker, bank or other nominee does not have discretion to vote a particular matter, that will result in a “broker non-vote”.

What are broker non-votes?

If you are a street name stockholder, we strongly encourage you to instruct your broker, bank or other nominee to vote your shares by following the instructions on the BLUE voting instruction form.

If you are a street name stockholder, the broker, bank or other nominee holding your shares is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a street name stockholder, you have the right to direct your broker, bank or other nominee how to vote your shares.

A “broker non-vote” occurs when a broker, bank or other nominee holding shares for a street name stockholder (i) has not received voting instructions from that stockholder in respect of a proposal being considered at a stockholder meeting and (ii) does not have discretionary authority to vote on that proposal. Your broker, bank or other nominee does not have discretionary authority to vote your shares on any “non-routine” proposals at the Annual Meeting, but does have discretionary authority, and may choose to vote your shares, on any “routine” proposals at the Annual Meeting. Applicable stock exchange rules determine whether proposals are “routine” or “non-routine.”

If your broker, bank or other nominee provides you with the Radoff-JEC Group’s proxy materials, then none of the proposals to be considered at the Annual Meeting will be considered “routine.” This means that if you do not provide voting instructions to your broker, bank or other nominee, that organization will not have authority to vote your shares on any proposal to be considered at the Annual Meeting. This is why it is critical that you instruct your broker, bank or other nominee how to vote your shares using the instructions found on the enclosed BLUE voting instruction form.

However, if your broker, bank or other nominee does not provide you with the Radoff-JEC Group’s proxy materials, then Proposal No. 2, the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026, will be considered “routine.” This means that if you do not provide voting instructions to your broker, bank or other nominee, that organization will have authority to vote your shares, and may choose to exercise that authority, on Proposal No. 2 only. All other proposals at the Annual Meeting will be considered “non-routine” and your broker, bank or other nominee will not have authority to vote your shares on those proposals without your instructions. This is why it is critical that you instruct your broker, bank or other nominee how to vote your shares using the instructions found on the enclosed BLUE voting instruction form.

Who is the Radoff-JEC Group? How is the Radoff-JEC Group involved in the Annual Meeting?

The Radoff-JEC Group is an activist investor group that collectively owns approximately 7.8% of our Class A common stock. The Radoff-JEC Group has notified us that it intends to nominate the Radoff-JEC Nominees for election to our board of directors at the Annual Meeting in opposition to the election of three of the nominees recommended by our board of directors. You may receive proxy solicitation materials from the Radoff-JEC Group, including proxy statements, proxy cards and/or white voting instruction forms. Our board of directors recommends that you disregard them. We are not responsible for the accuracy or completeness of any information provided by, or relating to, the Radoff-JEC Group contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Radoff-JEC Group or any statements that the Radoff-JEC Group or its representatives have made or may otherwise make. Our board of directors strongly urges you NOT to sign or return any white proxy card or white voting instruction form sent to you, by or on behalf of, the Radoff-JEC Group.

Our board of directors does NOT endorse the Radoff-JEC Nominees and unanimously recommends that you only vote “FOR” the election of the individuals nominated by our board of directors: Omid Farokhzad, M.D., Meeta Gulyani, Robert Langer, Sc.D., Terrance McGuire, Dipchand (Deep) Nishar, Isaac Ro and Nicolas Roelofs, Ph.D. The presence of the Radoff-JEC Nominees on the enclosed BLUE proxy card or BLUE voting instruction form is NOT an approval, or comment on the fitness, character, suitability or other qualifications, of the Radoff-JEC Nominees. Our board of directors urges you to disregard any materials and NOT to sign, return or vote using any proxy card sent to you by, or on behalf, of the Radoff-JEC Group, even as a protest vote.

If you have already voted using the Radoff-JEC Group’s white proxy card, you have every right to change your vote by following the instructions above under Can I change my vote or revoke my proxy? Only your latest-dated, validly executed proxy will be counted.

Our board of directors does NOT endorse the election of the Radoff-JEC Nominees and urges you to only vote “FOR” the individuals nominated by our board of directors: Omid Farokhzad, M.D., Meeta Gulyani, Robert Langer, Sc.D., Terrance McGuire, Dipchand (Deep) Nishar, Isaac Ro and Nicolas Roelofs, Ph.D.

You can best support us—and ensure our continued progress—by following the instructions on the enclosed BLUE proxy card or BLUE voting instruction form to only vote “FOR” the individuals nominated by our board of directors: Omid Farokhzad, M.D., Meeta Gulyani, Robert Langer, Sc.D., Terrance McGuire, Dipchand (Deep) Nishar, Isaac Ro and Nicolas Roelofs, Ph.D.

Our board of directors urges you to disregard any materials and NOT to sign, return or vote using any white proxy card or white voting instruction form sent to you by, or on behalf of, the Radoff-JEC Group, even as a protest vote.

Why did I receive more than one proxy card?

Because the Radoff-JEC Group has submitted the Radoff-JEC Nominees, we may conduct multiple mailings prior to the Annual Meeting to ensure that stockholders have our latest information and materials to vote. In that event, we will send you a new BLUE proxy card or BLUE voting instruction form with each mailing, regardless of whether you have previously voted. You may also receive more than one set of proxy materials, including multiple BLUE proxy cards or BLUE voting instruction forms, if you hold shares that are registered in more than one account. Please vote using the BLUE proxy card or BLUE voting instruction form for every account that you own. Only your latest-dated, validly executed proxy will be counted.

Why did I receive different color proxy cards or voting instruction forms? What should I do if I receive a white proxy card or white voting instruction form from the Radoff-JEC Group?

You may receive proxy solicitation materials from the Radoff-JEC Group, including proxy statements, white proxy cards and/or voting instruction forms. Our board of directors recommends that you disregard them. We are not responsible for the accuracy or completeness of any information provided by, or relating to, the Radoff-JEC Group contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Radoff-JEC Group or any statements that the Radoff-JEC Group or its representatives have made or may otherwise make. Our board of directors strongly urges you NOT to sign or return any white proxy card or white voting instruction form sent to you, by or on behalf of, the Radoff-JEC Group.

We have provided you with the enclosed BLUE proxy card or BLUE voting instruction form. Our board of directors does NOT endorse the Radoff-JEC Nominees, and the presence of the Radoff-JEC Nominees on the enclosed BLUE proxy card or BLUE voting instruction form is NOT an approval, or comment on the fitness, character, suitability or other qualifications, of the Radoff-JEC Nominees. Our board of directors strongly urges you to discard any card or solicitation materials that may be sent to you by the Radoff-JEC Group and NOT sign or return any white proxy card or white voting instruction form sent to you by, or on behalf of, the Radoff-JEC Group.

If you have already voted using the Radoff-JEC Group’s white proxy card, you have every right to change your vote by following the instructions above under Can I change my vote or revoke my proxy?

You can best support us—and ensure our continued progress—by following the instructions on the enclosed BLUE proxy card or BLUE voting instruction form to only vote “FOR” the individuals nominated by our board of directors: Omid Farokhzad, M.D., Meeta Gulyani, Robert Langer, Sc.D., Terrance McGuire, Dipchand (Deep) Nishar, Isaac Ro and Nicolas Roelofs, Ph.D.

Our board of directors urges you to disregard any materials and NOT to sign, return or vote using any white proxy card or white voting instruction form sent to you by, or on behalf of, the Radoff-JEC Group, even as a protest vote.

Is a universal proxy card being used in connection with voting at the Annual Meeting?

Yes. The SEC has adopted rules, commonly referred to as the “universal proxy rules,” requiring the use of a universal proxy card by most public companies in contested director elections. This means that all director nominees will be listed on each proxy card that is sent to stockholders in connection with a contested meeting. Stockholders may vote for any nominees that they wish, but may not vote for more nominees than there are seats available to be filled. Stockholders are permitted to vote for fewer than seven nominees or for any combination (up to seven total) of the board of director’s nominees and the JEC-Radoff Group’s nominees on the BLUE proxy card or BLUE voting instruction form. Voting “FOR” fewer than seven nominees will result in your shares being voted “FOR” only those nominees you have so marked and will default to a “WITHHOLD” vote with respect to any nominee left unmarked. If you vote “FOR” more than seven nominees, then your vote regarding the election of directors will be invalid and will not be counted.

Because the Radoff-JEC Group has provided notice of its intent to solicit votes to elect the Radoff-JEC Nominees, this year’s director elections are considered to be contested and a universal proxy card will be used. We and the Radoff-JEC Group will each use our own version of a universal proxy card containing the names of the individuals nominated by our board of directors (Omid Farokhzad, M.D., Meeta Gulyani, Robert Langer, Sc.D., Terrance McGuire, Dipchand (Deep) Nishar, Isaac Ro and Nicolas Roelofs, Ph.D.) and the Radoff-JEC Nominees.

Even though we are required to include the Radoff-JEC Nominees on our BLUE proxy card and BLUE voting instruction form, it does NOT mean that we recommend voting for the Radoff-JEC Nominees. The board of directors does NOT endorse the Radoff-JEC Nominees, and the presence of their names on the BLUE proxy card or BLUE voting instruction form is NOT an approval of the Radoff-JEC Nominees’ fitness, character, suitability or other qualifications. Our board of directors unanimously recommends that you only vote “FOR” the election of the individuals nominated by our board of directors: Omid Farokhzad, M.D., Meeta Gulyani, Robert Langer, Sc.D., Terrance McGuire, Dipchand (Deep) Nishar, Isaac Ro and Nicolas Roelofs, Ph.D.

What happens if I return a BLUE proxy card or BLUE voting instruction form but give voting instructions for fewer than seven candidates?

If an undervote (that is, voting “FOR” with respect to fewer than seven nominees on Proposal No. 1) occurs, then the shares represented by that BLUE proxy card or BLUE voting instruction form will be voted as instructed. No discretionary authority is available to vote shares represented by an undervoted proxy card for the remaining director seats up for election.

What happens if I return a BLUE proxy card or BLUE voting instruction form but give voting instructions for more than seven candidates?

If an overvote (that is, voting “FOR” with respect to more than seven nominees on Proposal No. 1) occurs, then the shares represented by that BLUE proxy card or BLUE voting instruction form will not be voted on Proposal No. 1. Valid votes on other matters on that BLUE proxy card or BLUE voting instruction form will be counted, including for purposes of determining a quorum.

What happens if the Radoff-JEC Group withdraws or abandons its solicitation or fails to comply with the universal proxy rules?

If the Radoff-JEC Group withdraws or abandons its solicitation or fails to comply with the universal proxy rules after a stockholder has already granted proxy authority, stockholders can still use a BLUE proxy card or BLUE voting instruction form to submit a later-dated vote over the internet, by telephone or by mail.

If you do not revoke a proxy given in favor of the Radoff-JEC Nominees prior to the Annual Meeting and the Radoff-JEC Group withdraws or abandons its solicitation or fails to comply with the requirements of the universal proxy rules or our bylaws (by, for example, failing to solicit the requisite number of holders of our Class A common stock), any votes cast in favor of the Radoff-JEC Nominees will be disregarded and not counted, whether such vote is provided on a BLUE proxy card or BLUE voting instruction form or a white proxy card or white voting instruction form sent by the Radoff-JEC Group.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of proxy solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees.

As a result of the proxy contest initiated by the Radoff-JEC Group, we may incur substantial additional costs in connection with the solicitation of proxies. We have retained Innisfree M&A Incorporated (Innisfree) to assist us in the solicitation of proxies for a fee of up to $[•] plus out-of-pocket expenses. Innisfree expects that approximately [•] of its employees will assist in the solicitation. Our expenses related to the solicitation of proxies from stockholders this year may substantially exceed those normally spent for an annual meeting of stockholders. Such additional costs are expected to aggregate up to approximately $[•], exclusive of any costs related to any litigation in connection with the Annual Meeting. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with this solicitation. These additional solicitation costs are expected to include: the fee payable to our proxy solicitor; increased mailing costs, such as the costs of additional mailings of solicitation material to stockholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners of our Class A common stock; and the costs of retaining an independent inspector of election. To date, we have incurred approximately $[•] of these solicitation costs.

Other than the persons described in this proxy statement, no general class of employee of the Company will be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, the Company’s employees, officers and directors may be asked to perform clerical or ministerial tasks in furtherance of the solicitation. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges that you may incur. If you choose to vote by telephone, you are responsible for telephone charges that you may incur.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the proxy materials and annual report to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:

Seer, Inc.

Attention: President and Chief Financial Officer

3800 Bridge Parkway, Suite 102

Redwood City, California 94065

(650) 453-0000

Stockholders who hold shares in street name may contact their bank, broker or other nominee to request information about householding. Please note that because the Company expects the Annual Meeting to be contested, the Company does not expect to implement “householding” for this year's Annual Meeting.

How can I find out the results of the voting at the Annual Meeting?

If available, we may announce preliminary voting results at the Annual Meeting. In addition, we will disclose final voting results on a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, we will file an amendment to the Form 8-K to disclose the final results.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our President and Chief Financial Officer in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2027 annual meeting of stockholders, our President and Chief Financial Officer must receive the written proposal at our principal executive office not later than [•], 2027. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act, regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Seer, Inc.

Attention: President and Chief Financial Officer

3800 Bridge Parkway, Suite 102

Redwood City, California 94065

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the annual meeting by or at the direction of our board of directors, or (iii) properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our President and Chief Financial Officer, which notice must contain the information specified in our bylaws. To be timely for our 2027 annual meeting of stockholders, our President and Chief Financial Officer must receive the written notice at our principal executive office:

•
not earlier than 8:00 a.m., Pacific Time, on [•], 2027; and
•
not later than 5:00 p.m., Pacific Time, on [•], 2027.

In the event that we hold our 2027 annual meeting of stockholders more than 25 days from the one-year anniversary of the date of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than 5:00 p.m., Pacific Time on the 120th day before such annual meeting and no later than 5:00 p.m., Pacific Time on the later of the following two dates:

•
the 90th day prior to such annual meeting; or
•
the 10th day following the day on which public announcement of the date of such annual meeting is first made.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our President and Chief Financial Officer in accordance with our bylaws, which, in general, require that the notice be received by our President and Chief Financial Officer within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

In addition to satisfying the requirements of our bylaws, including the earlier notice deadlines set forth above and therein, to comply with universal proxy rules, stockholders who intend to solicit proxies in support of director nominees (other than our nominees) must also provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act, no later than 2027.

Stockholders who, among other things, hold continuously (i) at least $2,000 in market value of the outstanding shares of our Class A common stock for at least three years prior to the date of the submission of the recommendation or nomination, (ii) at least $15,000 in market value of the outstanding shares of our Class A common stock for at least two years prior to the date of the submission of the recommendation or nomination, or (iii) at least $25,000 in market value of the outstanding shares of our Class A common stock for at least one year prior to the date of the submission of the recommendation or nomination may propose director candidates for consideration by our corporate governance and nominating committee. Any such recommendations should include the nominee’s name and qualifications for membership on our board of directors and should be directed to our President and Chief Financial Officer at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see the section titled “Board of Directors and Corporate Governance—Stockholder Recommendations for Nominations to our Board of Directors.”

Availability of Bylaws

A copy of our amended and restated bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our President and Chief Financial Officer at our principal executive office for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Whom do I contact if I have questions about the Annual Meeting?

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitation firm:

Innisfree M&A Incorporated

500 Fifth Avenue, 21st Floor

New York, NY 10110

Stockholders may call toll free: (877) 456-3524

Banks and Brokers may call collect: (212) 750-5833

BACKGROUND TO THE SOLICITATION

The summary below details the material events and communications between Seer and the Radoff-JEC Group leading up to this solicitation. This summary does not purport to catalog every conversation of or between members of our board of directors and our management and advisors, on the one hand, and the Radoff-JEC Group and its representatives, on the other hand.

Seer’s mission is to imagine and pioneer new ways to decode the biology of the proteome to improve human health. Through our product, the Proteograph® Product Suite, we provide researchers with unbiased, deep, rapid and large-scale access to the proteome, enabling biological discovery that has historically been impractical. With our pioneering proprietary engineered nanoparticle technology and the Proteograph Product Suite, we provide the most complete, precise, and scalable platform for deep, unbiased proteomics to power population-scale studies and data-driven biology.

Seer is building a market from the ground up, having created a deep, unbiased proteomics platform distinct from that which currently exists in the targeted proteomics space. Seer continues to execute against its strategy to expand utilization of its growing installed base, secure additional population-scale cohort and biobank studies, and broaden its addressable markets through product innovation. Our board of directors believes that Seer is well positioned to strengthen its leadership as the preferred unbiased proteomic platform for AI-driven biology, supported by a rich source of robust data, and to capitalize on significant value creation opportunities.

As part of Seer’s ongoing commitment to drive stockholder value, our board of directors and management team regularly review Seer’s priorities and opportunities and assess them against a variety of strategic options. Consistent with its fiduciary duty, our board of directors seriously evaluates any credible proposal or value-creating opportunity. In service of that objective, Seer regularly meets with stockholders to better understand their perspectives.

From time to time in 2024 and 2025, members of our management team have spoken separately with Messrs Radoff and Torok. Mr. Radoff and entities affiliated with him have been investors in Seer at various points over the past several years.

Consistent with its commitment to maximizing stockholder value through a variety of mechanisms, in May 2024 our board of directors authorized a $25 million share repurchase program. Under this program, we have repurchased approximately 13.2 million shares of Class A common stock, including through occasional block purchases. We believe that Mr. Radoff and entities affiliated with him were the counterparties to a block trade with us in May 2025; as part of this block trade, we repurchased three million shares of Class A common stock at a price of $1.93 per share from the counterparties.

On December 9, 2025, our dual class share structure expired in accordance with its terms. This resulted in a governance structure with a single class of common stock, with each share having one vote. Shortly after this expiration, the Radoff-JEC Group began swiftly accumulating shares of our Class A common stock.

On February 20, 2026, the Radoff-JEC Group filed a Schedule 13D with the SEC that disclosed ownership of approximately 6.5% of our Class A common stock. Much of this ownership position was acquired in rapid fashion during the first three weeks of February 2026.

On February 23, 2026, the Radoff-JEC Group issued an open letter to our board of directors.This letter made a series of allegations regarding the Company’s share price performance, operating results and certain historical decisions made by our board of directors. Many of these allegations were misleading or lacked factual support.

On February 25, 2026, our board of directors authorized an additional repurchase program of up to $25.0 million of our Class A common stock.

On February 26, 2026, we announced the adoption of the Tax Benefit Preservation Plan. The Tax Benefit Preservation Plan is designed to help preserve and protect Seer’s valuable income tax net operating loss carryforwards and other tax assets. As of December 31, 2025, Seer had approximately $262 million of loss carryforwards and tax assets.

On March 2, 2026, the Radoff-JEC Group amended its Schedule 13D to disclose ownership of approximately 7.6% of our Class A common stock.

On March 9, 2026, we received a request from the Radoff-JEC Group for the director nominee questionnaire contemplated by our bylaws.

On March 12, 2026, the members of our corporate governance and nominating committee met with Messrs. Radoff and Torok to constructively engage and better understand the perspectives of Messrs. Radoff and Torok.

On March 13, 2026, we amended the Tax Benefit Preservation Plan to clarify the definition of Beneficial Ownership.

On March 16, 2026, Messrs. Radoff and Torok made an informal request by email for an exemption under the Tax Benefit Preservation Plan to allow the Radoff-JEC Group to further increase its ownership stake in the Company.

On March 19, 2026, representatives of Wilson Sonsini Goodrich & Rosati, Professional Corporation (Wilson Sonsini), on behalf of Seer, provided counsel to the Radoff-JEC Group with the director nominee questionnaire contemplated by our bylaws.

On March 20, 2026, representatives of Wilson Sonsini, on behalf of Seer, informed Messrs. Radoff and Torok that (1) their March 16 request did not meet the requirements for an exemption request under the Tax Benefit Preservation Plan; and (2) our board of directors would consider any request that met the requirements of the Tax Benefit Preservation Plan.

On April 13, 2026, the Radoff-JEC Group notified us of its nomination of the Radoff-JEC Nominees (Howard H. Berman, Joshua S. Horowitz and Luis E. Rinaldini) for election as directors at the Annual Meeting.

Also on April 13, 2026, the Radoff-JEC Group submitted an unsolicited, non-binding proposal to acquire all of the outstanding shares of our Class A common stock for $2.25 per share plus a contingent value right (the Initial Unsolicited Proposal).The Initial Unsolicited Proposal was not accompanied by any evidence that the Radoff-JEC Group had access to the funds necessary to consummate the proposed acquisition.

On April 20, 2026, our board of directors met and discussed the Radoff-JEC Nominees and the Initial Unsolicited Proposal.

On April 23, 2026, our board of directors requested to interview the Radoff-JEC Nominees. The Radoff-JEC Group declined to respond to this request.

On April 24, 2026, the Radoff-JEC Group submitted a revised unsolicited, non-binding proposal to acquire all of the outstanding shares of our Class A common stock for $2.35 per share plus a contingent value right (the Second Unsolicited Proposal). As with the Initial Unsolicited Proposal, the Second Unsolicited Proposal was not accompanied by any evidence that the Radoff-JEC Group had access to the funds necessary to consummate the proposed acquisition.

Later on April 24, 2026, our board of directors met and discussed the Radoff-JEC Nominees and the Second Unsolicited Proposal. Our board of directors, with the advice and assistance of its independent legal and financial advisers, Wilson Sonsini and Perella Weinberg Partners LP, determined that the Second Unsolicited Proposal significantly undervalues Seer and is not in the best interests of stockholders. In reaching this conclusion, our board of directors determined that the Second Unsolicited Proposal implies an equity value for Seer that is materially below the sum of Seer’s current cash, cash equivalents and investments. In addition, the Second Unsolicited Proposal fails to reflect the value of Seer’s Proteograph Product Suite platform, as well as Seer’s technology leadership, adoption momentum and standalone growth prospects.

On April 27, 2026, we announced our board of directors’ determination that the Second Unsolicited Proposal significantly undervalues Seer and is not in the best interests of stockholders.

On April 29, 2026, the Radoff-JEC Group issued a press release calling on our independent directors to reevaluate the Second Unsolicited Proposal.

On May 8, 2026, our board of directors met and discussed the Radoff-JEC Nominees and the possibility of a proxy contest at the Annual Meeting.

On May 14, 2026, the Radoff-JEC Group submitted a revised unsolicited, non-binding proposal to acquire all of the outstanding shares of our Class A common stock for $2.40 per share plus a contingent value right (the Third Unsolicited Proposal). As with the Initial Unsolicited Proposal and the Second Unsolicited Proposal, the Third Unsolicited Proposal was not accompanied by any evidence that the Radoff-JEC Group had access to the funds necessary to consummate the proposed acquisition.

Also on May 14, 2026, our corporate governance and nominating committee met. At this meeting, the committee discussed the composition of our board of directors and the skills needed to oversee management’s execution of our strategic plan. The committee also discussed the Radoff-JEC Group’s decision not to make the Radoff-JEC Nominees available for customary interviews. The committee determined that (1) the Radoff-JEC Nominees would not be additive to our board of directors because our board of directors already possesses the skills represented by the Radoff-JEC Nominees; (2) our board of directors is functioning well as currently composed and is rigorous in its approach to management accountability; and (3) our current directors are better qualified to steward Seer than the Radoff-JEC Nominees. As a result, the committee recommended that our board of directors nominate our current directors (Omid Farokhzad, M.D., Meeta Gulyani, Robert Langer, Sc.D., Terrance McGuire, Dipchand (Deep) Nishar, Isaac Ro and Nicolas Roelofs, Ph.D.) to stand for election at the Annual Meeting.

Following the meeting of the corporate governance and nominating committee, our board of directors was presented with the recommendation of the corporate governance and nominating committee and the reasons for that recommendation. Our board of directors adopted the recommendation and reasoning of the corporate governance and nominating committee. As a result, our board of directors nominated our current directors (Omid Farokhzad, M.D., Meeta Gulyani, Robert Langer, Sc.D., Terrance McGuire, Dipchand (Deep) Nishar, Isaac Ro and Nicolas Roelofs, Ph.D.) to stand for election at the Annual Meeting.

On May 18, 2026, we filed a preliminary copy of this proxy statement with the SEC.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

We manage our business affairs under the direction of our board of directors, which currently consists of seven members. Our board of directors has affirmatively determined that five of our seven directors qualify as “independent” within the meaning of the listing standards of the Nasdaq Stock Market LLC (Nasdaq).

Upon the recommendation of our corporate governance and nominating committee, we are nominating Drs. Farokhzad, Langer and Roelofs, Ms. Gulyani and Messrs. McGuire and Nishar as directors at the Annual Meeting, each to serve for a one-year term until our 2027 annual meeting of stockholders and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

The following table sets forth the names and ages as of May 11, 2026 and certain other information for each of the directors:

Name	Age	Position	Director Since	Audit Committee	Corporate Governance and Nominating Committee	Talent and Compensation Committee	Science and Technology Committee
Omid Farokhzad, M.D.	57	Chief Executive Officer and Chair of the Board of Directors	2017
Meeta Gulyani	57	Director	2021	Chair
Robert Langer, Sc.D.	77	Director	2017				Chair
Terrance McGuire	70	Director	2017	Member		Chair
Dipchand (Deep) Nishar	57	Director	2021		Member		Member
Isaac Ro	48	Director	2025	Member
Nicolas Roelofs, Ph.D.	68	Lead Independent Director	2024		Chair	Member	Member

Omid Farokhzad, M.D. co-founded our Company and has served as our Chief Executive Officer since February 2018, and as a member of our board of directors since March 2017, serving as the Chair since September 2020, and as President of the Company from September 2022 until November 2023. He was the executive chair of Dynamics Special Purpose Corp., a blank check company, from May 2021 until June 2022. From September 2004 to February 2018, he was a Professor at Harvard Medical School and directed the Center for Nanomedicine at Brigham and Women’s Hospital. Dr. Farokhzad previously co-founded BIND Therapeutics, a biotechnology company acquired by Pfizer Inc., Selecta Biosciences, Inc., a clinical-stage biotechnology company, and Tarveda Therapeutics, Inc., a clinical stage biopharmaceutical company. He has served on the board of directors of several privately-held companies and was previously a director of Senti Biosciences, Selecta Biosciences and BIND Therapeutics. Dr. Farokhzad holds an M.A. and M.D. from Boston University and an MBA from Massachusetts Institute of Technology Sloan School of Management.

Dr. Farokhzad is physician-scientist, serial entrepreneur, company founder, company builder, executive and director. As the founder of Seer, he brings to our board of directors extensive scientific, managerial and technical knowledge. Dr. Farokhzad has been repeatedly recognized for his contributions to innovation, biotechnology, nanotechnology and entrepreneurship. His honors include the Ellis Island Medal of Honor (2016), the Golden Door Award from the International Institute of New England (2014) recognizing his scientific, societal and economic contributions to the United States as an immigrant, the Mustafa Price (2023), the 2013 RUSNANOPRIZE, and the Ernst & Young New England Entrepreneur of the Year award (2012). He is also a 2018 Fellow of the National Academy of Inventors and was named as one of the Worldview 100 by Scientific American (2015). He is a seasoned executive who draws on his years of experience working with transformative companies.

Meeta Gulyani has served as a member of our board of directors since November 2021. Ms. Gulyani has been Senior Vice President, General Manager, Bioprocessing and Head of Life Science Strategy for Ecolab since December 2024. From September 2023 to December 2024, Ms. Gulyani provided board and advisory services. From October 2023 to February 2024, she was a member of Novo Advisory Group at Novo Holdings, the holding and investment company of the Novo Nordisk Foundation, supporting its life science investments. She has been an advisory board member of Single Use Support GmbH, which provides innovative fluid management solutions around single use technologies for the biopharma industry, since October 2024. From January 2016 to August 2023, Ms. Gulyani was Executive Vice President, Head of Strategy, and Business Development at the Life Science division of Merck KGaA, Darmstadt, Germany, a global life science and technology company (the Life Science business operates as Millipore Sigma in U.S. and Canada). From May 2014 to December 2015, she was Executive Vice President, Head of Global Strategy and Franchises at the Pharmaceutical business of Merck KGaA, Darmstadt, Germany, which operates as EMD Serono, Inc. in U.S. and Canada. From January 2012 to April 2014, Ms. Gulyani was General Manager, South Asia, including India, at Roche Pharmaceuticals, division of Roche Holding AG, a healthcare company. Prior to Roche, she held numerous marketing and sales leadership roles at Sanofi, a global pharmaceutical company. Ms. Gulyani holds a MBA from the Asian Institute of Management, Philippines. She earned a bachelor’s degree in economics from the Shri Ram College of Commerce at Delhi University in India.

Ms. Gulyani has significant executive experience at some of the largest healthcare and life science companies in the world, with substantial international operating and strategic experience. She brings to our board of directors expertise in corporate strategy, general management, business development and expansion across the pharmaceuticals and life science tools sectors.

Robert Langer, Sc.D. has served as a member of our board of directors since December 2017. Dr. Langer has been an Institute Professor at the Massachusetts Institute of Technology since July 2005. Dr. Langer’s research focuses on biotechnology and materials science, including the development of polymer-based drug delivery systems and controlled-release technologies for a range of therapeutic modalities. His work spans applications in biologics, gene-based therapies and vaccines, as well as externally triggered delivery systems. He currently serves on the board of directors of Puretech Health plc, and previously was on the board of directors of a number of companies including Alkermes, Inc., Moderna, Inc., Momenta Pharmaceuticals, Inc., Millipore Corp., Rubius Therapeutics and Wyeth. Dr. Langer currently serves on the Board of Trustees at Boston Children’s Hospital and previously served as the Chair of the U.S. Food and Drug Administration’s SCIENCE Board, its highest advisory board. Dr. Langer holds a B.S. in Chemical Engineering from Cornell University and an Sc.D. in Chemical Engineering from Massachusetts Institute of Technology.

Dr. Langer is a prolific entrepreneur and visionary scientist who has co-founded more than 30 companies over a multi-decade career. These companies collectively have resulted in transformative products that have changed the world across many end-markets. He has received hundreds of awards including being one of three living people to receive both of the United States’ highest scientific awards – the National Medal of Science (2006) and the National Medal of Technology and Innovation (2011). He has also received the Breakthrough Prize (2014), the Draper Prize (considered the engineering equivalent of the Nobel Prize) (2014), and the Kavli Prize for nanoscience (2024). With over 1600 scientific articles and over 1,000 patents, Dr. Langer brings to our board of directors extensive scientific and technical knowledge, as well as deep expertise in growing and scaling biotechnology companies.

Terrance McGuire has served as a member of our board of directors since December 2017. Mr. McGuire is a founding partner of Polaris Partners. Prior to starting Polaris Partners in 1996, Mr. McGuire spent seven years at Burr, Egan, Deleage & Co., investing in early stage medical and information technology companies. He currently serves on the board of directors of Invivyd, Inc. (formerly Adagio Therapeutics, Inc.), Tectonic Therapeutic Inc., and Whitehead Institute, and previously was on the board of directors of Acceleron Pharma, Inc., Akamai Technologies, Inc., Alector, Inc., Arsanis, Inc., Cubist Pharmaceuticals, Inc., Cyclerion Therapeutics, Inc., Ironwood Pharmaceuticals, Inc., Pulmatrix, Inc., and The David H. Koch Institute for Integrative Cancer Research at the Massachusetts Institute of Technology. Mr. McGuire also serves as a member of the Board of The Arthur Rock Center for Entrepreneurship at Harvard Business School and The Healthcare Initiative Advisory Board and on the Board of Advisors of the Thayer School of Engineering at Dartmouth College. He holds a B.S. in Physics and Economics from Hobart College, an M.S. in Engineering from the Thayer School at Dartmouth College and an MBA from Harvard Business School.

Mr. McGuire is a noted venture capitalist, with substantial investing experience in the biotechnology sector, and is a former chairman of the National Venture Capital Association. He brings to our board of directors significant experience as a capital allocator, business builder and biotechnology investor. Our board of directors greatly benefits from Mr. McGuire’s perspective as an outside investor.

Dipchand (Deep) Nishar has served as a member of our board of directors since February 2021. From January 2022 to March 2025, Mr. Nishar was a Managing Director at General Catalyst. From June 2015 to December 2021, he was a Senior Managing Partner of SoftBank Investment Advisers (US) Inc., a private equity company. From January 2009 to October 2014, he was with LinkedIn Corporation, an employment-oriented online service company acquired by Microsoft Corporation, where he was Senior Vice President, Product and User Experience. From August 2003 to January 2009, Mr. Nishar held various executive roles with Google Inc., a technology company that specializes in Internet-related services and products, most recently as the Senior Director of Products for the Asia-Pacific region. Mr. Nishar was on the board of directors of Dynamics Special Purpose Corp., from May 2021 until June 2022, and Vir Biotechnology, Inc., from August 2017 until June 2022. Mr. Nishar previously was on the board of directors of Guardant Health, Inc., Relay Therapeutics, Inc., TripAdvisor, Inc., and Vir Biotechnology, Inc. Mr. Nishar holds a B. Tech from the Indian Institute of Technology, an M.S. in Electrical Engineering from the University of Illinois, Urbana-Champaign and an MBA from Harvard Business School.

Mr. Nishar has over 20 years of experience helping build and grow companies. Our board of directors greatly benefits from his extensive background in corporate strategy, governance, capital allocation, investing and management. Our board of directors believes that Mr. Nishar’s perspective as an outside investor is invaluable.

Isaac Ro has served as a member of our board of directors since September 2025. Mr. Ro has been a Partner at Catalio Capital Management since April 2023. Mr. Ro has led multiple venture and private credit investments in breakthrough life science companies. He currently serves as a member of the board of directors of PinkDx and PrognomiQ. Mr. Ro was previously the Executive Chairman of Haystack Oncology from November 2022 until June 2023, where he led the company through its successful acquisition by Quest Diagnostics. Mr. Ro was Chief Financial Officer of Sema4 Holdings Corp. from July 2021 to July 2022 when it was acquired by GeneDx. He also held the role of Chief Financial Officer of Thrive Earlier Detection, where he led the company’s launch and subsequent sale to Exact Sciences in 2020. Prior to Thrive, Mr. Ro led the U.S. Medical Technology and Life Science Tools equity research teams at Goldman Sachs from 2010 to 2019, and held a similar role at Leerink Partners prior to that. Mr. Ro holds a B.A. in History and was Pre-Med at Middlebury College.

Mr. Ro is a noted biotechnology investor and executive. He brings to our board of directors expertise in corporate strategy, finance, capital allocation, governance, investing and management. Our board of directors benefits greatly from his industry perspective, as well as his experience in equity research. Mr. Ro provides our board of directors with the perspective of an outside investor.

Nicolas Roelofs, Ph.D. has served as a member of our board of directors and as our Lead Independent Director since August 2024. Dr. Roelofs has been a Venture Partner of Sciety AB since August 2024 and was a Thematic Partner and Advisor at Summa Equity AB from July 2016 to December 2025. Dr. Roelofs has also been Industrial Advisor of Nordic Capital since 2014. Dr. Roelofs has served on the board of directors of Olink Holding AB, a Swedish publicly limited liability company that trades on the Nasdaq Global Market. Since 2014, Dr. Roelofs has been a director and chairman of the board of directors of multiple privately held companies, including Sengenics Corporation Pte Ltd., One BioMed Pte Ltd. and ScaleBio Ltd. Dr. Roelofs also serves as a member of the board of directors of multiple privately held companies, including LGC Group. Dr. Roelofs previously was the President of the Life Sciences Group at Agilent Technologies, Group Operations Officer for the Life Sciences Division of Bio-Rad Inc., and Chief Operating Officer of Stratagene Inc. He holds a B.S. in Chemistry, Biology, and German from Simpson College, an M.S. in Organic Chemistry from Iowa State University, and his doctorate in organic chemistry from University of Nevada, Reno.

Dr. Roelofs has extensive experience in the life sciences sector as an executive and investor. He brings to our board of directors substantial executive experience at prominent life sciences companies, as well as significant scientific and technical knowledge. Dr. Roelofs also has experience as a director at public companies, and our board of directors benefits from his governance expertise.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Director Independence

Our Class A common stock is listed on the Nasdaq Global Select Market. Under the listing standards of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors within one year of the completion of our initial public offering. In addition, the listing standards of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, talent and compensation and corporate governance and nominating committees be independent. Audit committee members and talent and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Exchange Act. Under the listing standards of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered to be independent for purposes of Rule 10A-3 and under the listing standards of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, our board of directors or any other board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 and under the listing standards of Nasdaq, our board of directors must affirmatively determine that each member of the talent and compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a talent and compensation committee member, including: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of each director and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our board of directors has determined that each of Meeta Gulyani, Terrance McGuire, Dipchand (Deep) Nishar, Isaac Ro, and Nicolas Roelofs, Ph.D., representing five of our seven directors, does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the listing standards of Nasdaq. In addition, our board of directors has determined that all members of our audit, talent and compensation and corporate governance and nominating committees satisfy the independence standards for committee members established by applicable SEC rules and regulations and the listing standards of Nasdaq. Additionally, former director David Hallal, who served on our board of directors until July 2025, was independent during the period.

In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Party and Other Transactions.”

Board Leadership Structure

Our board of directors has appointed Nicolas Roelofs, Ph.D. to serve as our Lead Independent Director beginning August 13, 2024. Prior to Dr. Roelofs’ appointment, Mr. Hallal served as our Lead Independent Director. As a general matter, our board of directors believes that appointing a Lead Independent Director, while our Chief Executive Officer serves as Chair, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our board of directors as a whole. As Lead Independent Director, Dr. Roelofs will preside over periodic meetings of our independent directors, serve as a liaison between our Chair and Chief Executive Officer, and our independent directors and perform such additional duties as our board of directors may otherwise determine and delegate.

Committees of our Board of Directors

Our board of directors has established an audit committee, a talent and compensation committee, a corporate governance and nominating committee, and a science and technology committee. The composition, responsibilities and the number of meetings held during 2025 of each of the committees of our board of directors are described below. Members serve on these committees until their resignation or until otherwise determined by our board of directors. Our board of directors may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

Our audit committee consists of Meeta Gulyani, Terrance McGuire, and Isaac Ro, with Ms. Gulyani serving as Chair. Our former director, David Hallal, also served on our audit committee until July 2025. Our board of directors has determined that each of the members of our audit committee, as well as Mr. Hallal at the time he was serving on our audit committee, satisfies the independence requirements under the listing standards of Nasdaq and Rule 10A-3 of the Exchange Act. Our board of directors has determined that Mr. Ro is an “audit committee financial expert” within the meaning of SEC rules and regulations. Each member of our audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our board of directors examined each audit committee member’s scope of experience and the nature of their employment in the corporate finance sector.

Our audit committee oversees our corporate accounting and financial reporting process and assists our board of directors in monitoring our financial systems. Our audit committee is also responsible for, among other things:

•
selecting and hiring the independent registered public accounting firm to audit our financial statements;

•
helping to ensure the independence and performance of the independent registered public accounting firm;
•
approving audit and non-audit services and fees;
•
reviewing financial statements and discussing with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews and the reports and certifications regarding internal controls over financial reporting and disclosure controls;
•
preparing the audit committee report that the SEC requires to be included in our annual proxy statement;
•
reviewing reports and communications from the independent registered public accounting firm;
•
reviewing the adequacy and effectiveness of our internal controls and disclosure controls and procedures;
•
reviewing our policies on risk assessment and risk management, including with respect to information technology and cybersecurity risks;
•
reviewing and monitoring conflicts of interest situations, and approving or prohibiting any involvement in matters that may involve a conflict of interest or taking of a corporate opportunity;
•
reviewing related party transactions; and
•
establishing and overseeing procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters.

Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter for our audit committee is available on our investor relations website at investor.seer.bio. In 2025, our audit committee held four meetings and acted by unanimous written consent once.

Talent and Compensation Committee

Our talent and compensation committee consists of Terrance McGuire and Nicolas Roelofs, Ph.D., with Mr. McGuire serving as Chair. Our former director, David Hallal, also served on our talent and compensation committee until July 2025. Our board of directors has determined that each of the members of our talent and compensation committee, as well as Mr. Hallal at the time he was serving on our talent and compensation committee, is independent under the listing standards of Nasdaq and a “non-employee director” as defined in Rule 16b-3 under the Exchange Act.

Our talent and compensation committee oversees our compensation policies, plans, and benefits programs. The compensation committee is also responsible for, among other things:

•
overseeing our overall compensation philosophy and compensation policies, plans and benefit programs;
•
reviewing and approving, or recommending to our board of directors for approval, the compensation of our executive officers and directors;
•
preparing the talent and compensation committee report that the SEC requires to be included in our annual proxy statement, if any; and
•
administering our equity compensation plans.

Our talent and compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter for our talent and compensation committee is available on our investor relations website at investor.seer.bio. In 2025, our talent and compensation committee held four meetings and acted by unanimous written consent once.

Corporate Governance and Nominating Committee

Our corporate governance and nominating committee consists of Dipchand (Deep) Nishar and Nicolas Roelofs, Ph.D., with Dr. Roelofs serving as Chair. Our former director, David Hallal, also served on our corporate governance and nominating committee until July 2025. Our board of directors has determined that each of the members of our corporate governance and nominating committee, as well as Mr. Hallal at the time he was serving on our corporate governance and nominating committee, is independent under the listing standards of Nasdaq.

Our corporate governance and nominating committee oversees and assists our board of directors in reviewing and recommending nominees for election as directors. The corporate governance and nominating committee is also responsible for, among other things:

•
identifying, evaluating, and making recommendations to our board of directors regarding nominees for election to our board of directors and its committees;
•
considering and making recommendations to our board of directors regarding the composition of our board of directors and its committees;
•
reviewing developments in corporate governance practices;
•
evaluating the adequacy of our corporate governance practices and reporting; and
•
evaluating the performance of our board of directors and of individual directors.

Our corporate governance and nominating committee operates under a written charter that satisfies the listing standards of Nasdaq. A copy of the charter for our corporate governance and nominating committee is available on our investor relations website at investor.seer.bio. In 2025, our corporate governance and nominating committee held four meetings and acted by unanimous written consent two times.

Science and Technology Committee

Our science and technology committee consists of Robert Langer, Sc.D., Dipchand (Deep) Nishar and Nicolas Roelofs, Ph.D., with Dr. Langer serving as Chair. Our science and technology committee oversees and assists our board of directors in its oversight of our scientific and technological strategies and research and development plans and goals. In 2025, our science and technology committee held one meeting. The science and technology committee is also responsible for, among other things:

•
reviewing and evaluating our performance relating to our research and development plans and goals;
•
reviewing and evaluating our scientific and technological strategies and research and development plans, and goals, including the competitive environment;
•
identifying and discussing significant emerging science and technology issues and trends, including their potential impact on our scientific and technological strategies and research and development plans and goals; and
•
conducting a periodic review of our intellectual property portfolio and strategy, including our overall competitiveness.

Attendance at Board and Stockholder Meetings

During our fiscal year ended December 31, 2025, our board of directors held six meetings (including regularly scheduled and special meetings) and acted by unanimous written consent four times and each director attended at least 85% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served on such committee.

Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we strongly encourage, but do not require, our directors to attend. Four members of our board of directors (in addition to our Chief Executive Officer) attended our annual meeting of stockholders in 2025.

Talent and Compensation Committee Interlocks and Insider Participation

During 2025, Terrance McGuire, David Hallal (who served on our board of directors until July 2025) and Nicolas Roelofs, Ph.D. served on our talent and compensation committee. None of the members of our talent and compensation committee is currently, or has been at any time, one of our officers or employees. None of our executive officers currently serves, or has served during the past fiscal year, as a member of our board of directors or the talent and compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more of its executive officers serving as a member of our board of directors or our talent and compensation committee.

Considerations in Evaluating Director Nominees

Our corporate governance and nominating committee uses a variety of methods, including engaging the services of outside consultants and search firms, to identify and evaluate director nominees. In its evaluation of director candidates, our corporate governance and nominating committee will consider the current size and composition of our board of directors and the needs of our board of directors and the respective committees of our board of directors. Some of the qualifications that our corporate governance and nominating committee considers include such factors as character, integrity, judgment, age, independence, skills, education, expertise, business acumen, corporate experience, length of service, understanding of our business and other commitments, among other things. Nominees must also have the highest personal and professional ethics and integrity and skills that are complementary to those of the existing directors to reflect our strategic priorities and contribute to the effective oversight of our long-term growth objectives. Director candidates must have the ability to assist and support management and make significant contributions to our success based on proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment. Nominees must also have an understanding of the fiduciary responsibilities that are required of a member of our board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities. Members of our board of directors are expected to prepare for, attend, and participate in all board of directors and applicable committee meetings. Our corporate governance and nominating committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.

The corporate governance and nominating committee considers the suitability of each director candidate, including current directors, in light of the current size and composition of our board. Although our board of directors does not maintain a specific policy with respect to board diversity, our board of directors believes that our board of directors should represent a broad range of perspectives, and our corporate governance and nominating committee considers a broad range of backgrounds and experiences. Our corporate governance and nominating committee also considers these and other factors as it oversees the annual board of director and committee evaluations. After completing its review and evaluation of director candidates, our corporate governance and nominating committee recommends to our full board of directors the director nominees for selection.

Stockholder Recommendations for Nominations to our Board of Directors

Our corporate governance and nominating committee will consider director candidates recommended by stockholders holding continuously (i) at least $2,000 in market value of the outstanding shares of our Class A common stock for at least three years prior to the date of the submission of the recommendation or nomination, (ii) at least $15,000 in market value of the outstanding shares of our Class A common stock for at least two years prior to the date of the submission of the recommendation or nomination, or (iii) at least $25,000 in market value of the outstanding shares of our Class A common stock for at least one year prior to the date of the submission of the recommendation or nomination, so long as such recommendations comply with our amended and restated certificate of incorporation, amended and restated bylaws, and applicable laws, rules and regulations, including those promulgated by the SEC. Our corporate governance and nominating committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws and our policies and procedures for director candidates, as well as the regular director nominee criteria described above. This process is designed to ensure that our board of directors includes members with a wide range of perspectives, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact our President and Chief Financial Officer in writing at our principal executive office.

Such recommendations must include information about the candidate, a statement of support of the candidate by the recommending stockholder, evidence of the recommending stockholder’s ownership of our capital stock, a signed letter from the candidate confirming willingness to serve on our board of directors, information regarding any relationships between us and the candidate and any additional information required by our amended and restated bylaws.

Our corporate governance and nominating committee has discretion to decide which individuals to recommend for nomination as directors.

Communications with our Board of Directors

Interested parties wishing to communicate with non-management members of our board of directors may do so by writing and mailing the correspondence to our President and Chief Financial Officer at Seer, Inc., 3800 Bridge Parkway, Suite 102, Redwood City, California 94065. Our President and Chief Financial Officer monitors these communications and will provide a summary of all received bona fide messages to our board of directors at each regularly scheduled meeting of our board of directors. Where the nature of a communication warrants, our President and Chief Financial Officer may determine, in his judgment, to obtain the more immediate attention of the appropriate committee of our board of directors or non-management director, of independent advisors or of our management.

This procedure does not apply to (a) communications to non-management directors from officers or directors who are stockholders, (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act or (c) communications to our audit committee pursuant to our complaint procedures for accounting and auditing matters.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our board of directors has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, President and Chief Financial Officer, and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics is posted on our investor relations website at investor.seer.bio. We will post any amendments to our Code of Business Conduct and Ethics and any waivers of our Code of Business Conduct and Ethics for directors and executive officers on the same website or in filings under the Exchange Act.

Role of our Board of Directors in Risk Oversight

Our board of directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our board of directors is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks and operational risks. Our talent and compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our audit committee is responsible for overseeing the company’s significant business risks, including risks relating to accounting matters and financial reporting, potential conflicts of interest, and cybersecurity. The audit committee oversees management’s implementation of the cybersecurity risk management program and reports to our board of directors regarding its activities related to cybersecurity. Our board of directors also receives periodic briefings from the audit committee on our cybersecurity risk management program. Our corporate governance and nominating committee is responsible for overseeing the management of risks associated with the independence of our board of directors. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire board of directors is regularly informed through discussions from committee members about such risks. Our board of directors believes its current leadership structure supports the risk oversight function of our board of directors.

Director Compensation

In connection with our initial public offering, our board of directors adopted, and our stockholders approved, a compensation policy for our non-employee directors, which has since been amended from time to time, including most recently on February 25, 2026, and prior to that on February 26, 2025. This policy was initially developed, and has generally been reviewed annually and updated periodically with input from our talent and compensation committee’s independent compensation consultant, Aon’s Human Capital Solutions practice, a division of Aon plc (Aon, formerly Radford), regarding practices and compensation levels at comparable companies. It is designed to attract, retain and reward non-employee directors.

Under the outside director compensation policy, each non-employee director receives the cash and equity compensation for his or her services as a member of our board of directors, as described below. We also reimburse our non-employee directors for reasonable, customary and documented travel expenses to meetings of our board of directors or its committees.

The director compensation policy and our 2020 Equity Incentive Plan (the 2020 Plan) includes a maximum annual limit of $750,000 or, in the first year of a non-employee director’s service on our board of directors as a non-employee director, $1,000,000, of equity awards granted and other compensation provided to a non-employee director in any fiscal year. For purposes of these limitations, the value of an equity award is based on its grant date fair value (determined in accordance with generally accepted accounting principles, or GAAP). Any equity awards granted or other compensation provided to a person for his or her services as an employee, or for his or her services as a consultant (other than as a non-employee director), will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to our non-employee directors.

Cash Compensation

Our outside director compensation policy provides for the following cash compensation program for our non-employee directors:

•
$42,500 per year for service as a non-employee director;
•
$25,000 per year for service as lead independent director;
•
$20,000 per year for service as Chair of the audit committee;
•
$10,000 per year for service as a member of the audit committee;
•
$15,000 per year for service as Chair of the talent and compensation committee;

•
$7,500 per year for service as a member of the talent and compensation committee;
•
$10,000 per year for service as Chair of the corporate governance and nominating committee;
•
$5,000 per year for service as a member of the corporate governance and nominating committee;
•
$10,000 per year for service as Chair of the science and technology committee; and
•
$5,000 per year for service as a member of the science and technology committee.

Each non-employee director who serves as a committee Chair receives only the additional annual cash fee as the Chair of the committee, and not the additional annual fee as a member of the committee. All cash payments to non-employee directors are paid quarterly in arrears on a prorated basis.

Equity Compensation

Initial Awards

Each person who first becomes a non-employee director will receive, on the first trading day on or after the date that the person first becomes a non-employee director, certain initial equity awards (collectively, the Initial Award), pursuant to our outside director compensation policy, of stock options to purchase 61,000 shares of our Class A common stock and restricted stock units covering 41,000 shares of our Class A common stock.

The Initial Award vests in three equal annual installments following the director's start date, on the same day of the month as the start date, subject to continued services to us through the applicable vesting dates.

If the person was a member of our board of directors and also an employee, then becoming a non-employee director due to termination of employment will not entitle the person to an Initial Award.

Annual Awards

Each non-employee director automatically will receive, on the date of each annual meeting of our stockholders, certain annual award or awards (collectively, the Annual Award), pursuant to our outside director compensation policy:

•
As amended on February 25, 2026, stock options to purchase 25,000 shares of our Class A common stock (the Annual Option Award) and restricted stock units covering 16,500 shares of our Class A common stock (the Annual RSU Award); or
•
As amended on February 26, 2025 (and until amended on February 25, 2026), stock options to purchase 30,500 shares of our Class A common stock and restricted stock units covering 20,500 shares of our Class A common stock.

Under each of the above versions of our outside director compensation policy, if an individual began service as a non-employee director after the date of the Annual Meeting that occurred immediately prior to such Annual Meeting, then the Annual Award granted to such non-employee director will be prorated based on the number of whole months that the individual served as a non-employee director prior to the Annual Award’s grant date during the 12 month period immediately preceding such Annual Meeting.

Each Annual Award will be scheduled to vest as to all of the shares of our Class A common stock subject to such award on the earlier of (i) the one year anniversary of the date the Annual Award is granted or (ii) the day immediately before the date of the next Annual Meeting that occurs after the grant date of the Annual Award, subject to continued services to us through the applicable vesting date.

Change in Control. In the event of our change in control, as defined in our 2020 Equity Incentive Plan, each non-employee director’s then outstanding equity awards covering shares of our Class A common stock that were granted to him or her while a non-employee director will accelerate vesting in full, provided that he or she remains a non-employee director through the date of our change in control.

Other Award Terms. Each Initial Award and Annual Award will be granted under our 2020 Equity Incentive Plan (or its successor plan, as applicable) and cover shares of our Class A common stock, and are subject to the terms and conditions of such plan and form of award agreement thereunder. These awards will have a maximum term to expiration of ten years from their grant and a per share exercise price equal to 100% of the fair market value of a share of our Class A common stock on the award’s grant date.

Director Compensation for Fiscal Year 2025

Directors who are also our employees receive no additional compensation for their service as directors. Omid Farokhzad, M.D., our Chief Executive Officer, was an employee director during 2025. See the section titled “Executive Compensation” for additional information about Dr. Farokhzad’s compensation.

The following table presents the total compensation each of our non-employee directors received during the year ended December 31, 2025. Other than as set forth in the table, we did not pay any compensation, make any equity awards or non-equity awards to or pay any other compensation to any of our non-employee directors in 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Meeta Gulyani	62,500	44,690	48,095	—		155,285
David Hallal(2)	33,723	—	—	—		33,723
Robert Langer, Sc.D.	52,500	44,690	48,095	75,000	(3)	220,285
Terrance McGuire	67,500	44,690	48,095	—		160,285
Dipchand (Deep) Nishar	52,500	44,690	48,095	—		145,285
Isaac Ro(4)	27,354	83,640	89,152	—		200,146
Nicolas Roelofs, Ph.D.	108,833	37,241	40,078	—		186,152

(1)
The amount in this column represents the aggregate grant-date fair value of the award as computed as of the grant date of each share and option awarded in fiscal 2025 in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718, or ASC Topic 718. The assumptions used in calculating the grant-date fair value of the awards reported in this column are set forth in the notes to our financial statements included in our Annual Report on Form 10-K filed with the SEC on March 2, 2026.
(2)
Mr. Hallal did not stand for re-election at our July 2025 Annual Meeting. Accordingly, his fees for 2025 were prorated for the portion of 2025 in which he served as a director and member of the audit, talent and compensation and corporate governance and nominating committees. Mr. Hallal did not receive any equity awards in 2025.
(3)
Consists of a fixed annual consulting fee arrangement for Dr. Langer’s service on our Scientific Advisory Board in 2025.
(4)
Mr. Ro joined our board of directors in September 2025.

The following table lists all outstanding equity awards held by non-employee directors as of December 31, 2025:

		Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Meeta Gulyani	11/29/2021	30,000	(2)	—		21.52	11/29/2031	—		—
	6/15/2022	16,159	(2)	—		7.33	6/15/2032	—		—
	6/14/2023	34,735	(2)	—		4.33	6/14/2033	—		—
	7/7/2025	—		30,500	(3)	2.18	7/7/2035	—		—
	7/7/2025	—		—		—	—	20,500	(3)	37,515
Robert Langer, Sc.D.	5/18/2018	104,048	(2)	—		0.04	5/17/2028	—		—
	1/28/2020	101,886	(2)	—		2.70	1/27/2030	—		—
	7/28/2020	121,562	(2)	—		3.47	7/27/2030	—		—
	12/3/2020	18,691	(2)	—		19.00	12/2/2030	—		—
	6/17/2021	15,000	(2)	—		33.74	6/17/2031	—		—
	6/15/2022	29,640	(2)	—		7.33	6/15/2032	—		—
	6/14/2023	34,735	(2)	—		4.33	6/14/2033	—		—
	7/7/2025	—		30,500	(3)	2.18	7/7/2035	—		—
	7/7/2025	—		—		—	—	20,500	(3)	37,515
Terrance McGuire	1/28/2020	101,886	(2)	—		2.70	1/27/2030	—		—
	7/28/2020	58,415	(2)	—		3.47	7/27/2030	—		—
	12/3/2020	18,691	(2)	—		19.00	12/2/2030	—		—
	6/17/2021	15,000	(2)	—		33.74	6/17/2031	—		—
	6/15/2022	29,640	(2)	—		7.33	6/15/2032	—		—
	6/14/2023	34,735	(2)			4.33	6/14/2033	—		—
	7/7/2025	—		30,500	(3)	2.18	7/7/2035	—		—
	7/7/2025	—		—		—	—	20,500	(3)	37,515
Dipchand (Deep) Nishar	3/2/2022	30,000	(2)	—		13.84	3/2/2032	—		—
	6/15/2022	29,640	(2)	—		7.33	6/15/2032	—		—
	6/14/2023	34,735	(2)	—		4.33	6/14/2033	—		—
	7/7/2025	—		30,500	(3)	2.18	7/7/2035	—		—
	7/7/2025	—		—		—	—	20,500	(3)	37,515
Isaac Ro	9/2/2025	—		61,000	(4)	2.04	9/2/2035	—		—
	9/2/2025	—		—		—	—	41,000	(4)	75,030
Nicolas Roelofs, Ph.D.	8/13/2024	23,157		46,313	(5)	1.70	8/13/2034	—		—
	8/13/2024	—		—		—	—	31,257	(6)	57,200
	7/7/2025	—		25,416	(3)	2.18	7/7/2035	—		—
	7/7/2025	—		—		—	—	17,083	(3)	31,262

(1)
The amounts in this column are based upon the last reported price of our Class A common stock on the Nasdaq Global Select Market on December 31, 2025, which was $1.83.
(2)
Shares subject to the option are fully vested and immediately exercisable.
(3)
Shares subject to the option or RSU award vest in full on July 7, 2026, subject to continued service to the Company.
(4)
Shares subject to the option or RSU award vest in three equal annual installments beginning on September 2, 2026, subject to continued service to the Company.
(5)
Shares subject to the option vest in three equal annual installments beginning on August 13, 2025, subject to continued service to the Company.
(6)
Shares subject to the RSU award vest in two equal annual installments beginning on August 13, 2026, subject to continued service to the Company.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our board of directors is currently composed of seven members. At the Annual Meeting, each of our seven directors will be up for election for a one-year term ending at the 2027 annual meeting of stockholders or upon the election and qualification of such director’s successor, or such director’s earlier death, resignation or removal.

Nominees

Our corporate governance and nominating committee has recommended, and our board of directors has approved, Omid Farokhzad, M.D., Meeta Gulyani, Terrance McGuire, Robert Langer, Sc.D., Dipchand (Deep) Nishar, Isaac Ro and Nicolas Roelofs, Ph.D. as nominees for election as directors at the Annual Meeting. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

Our board of directors strongly urges you to only vote “FOR” only the nominees recommended by our board of directors on the enclosed BLUE proxy card or BLUE voting instruction form: Omid Farokhzad, M.D., Meeta Gulyani, Terrance McGuire, Robert Langer, Sc.D., Dipchand (Deep) Nishar, Isaac Ro and Nicolas Roelofs, Ph.D.

Each of Drs. Farokhzad, Langer and Roelofs, Ms. Gulyani and Messrs. McGuire, Nishar and Ro is currently a director of our company, and each has agreed to being named in this proxy statement as a nominee. If a nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee who may be proposed by our corporate governance and nominating committee and designated by the present board of directors to fill the vacancy.

As described previously, the Radoff-JEC Group has notified us that it intends to nominate the Radoff-JEC Nominees for election to our board of directors at the Annual Meeting, in opposition to the election of three of the nominees recommended by our board of directors. As a result, assuming that the Radoff-JEC Nominees are in fact nominated for election at the Annual Meeting and the nomination has not been withdrawn by the Radoff-JEC Group, the number of director nominees will exceed the number of directors to be elected at the Annual Meeting. Accordingly, the seven director nominees receiving the greatest number of votes cast “FOR” their election will be elected.

Please refer to the Radoff-JEC Group’s proxy statement for the additional information concerning the Radoff-JEC Nominees. The Radoff-JEC Group’s proxy statement and any other relevant documents can be accessed without cost at the SEC’s website, http://www.sec.gov. We are not responsible for the accuracy or completeness of any information provided by, or relating to, the Radoff-JEC Group or the Radoff-JEC Nominees.

Our board of directors does NOT endorse the Radoff-JEC Nominees. The presence of the Radoff-JEC Nominees on the enclosed BLUE proxy card or BLUE voting instruction form is NOT an approval of, or comment on, the fitness, character, suitability or other qualifications of the Radoff-JEC Nominees. Our board of directors strongly urges you to NOTto sign or return any white proxy card or white voting instruction form sent to you by, or on behalf of, the Radoff-JEC Group.

If you have already voted using the Radoff-JEC Group’s white proxy card, you have every right to change your vote by following the instructions above under Can I change my vote or revoke my proxy?

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE “FOR” EACH OF THE BOARD OF DIRECTORS’ NOMINEES (OMID FAROKHZAD, M.D., MEETA GULYANI, TERRANCE MCGUIRE, ROBERT LANGER, SC.D., DIPCHAND (DEEP) NISHAR, ISAAC RO AND NICOLAS ROELOFS, PH.D.) USING THE ENCLOSED BLUE PROXY CARD OR BLUE VOTING INSTRUCTION FORM.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Deloitte & Touche LLP, an independent registered public accounting firm, to audit our financial statements for our fiscal year ending December 31, 2026. Deloitte & Touche LLP has served as our independent registered public accounting firm since 2018.

At the Annual Meeting, our stockholders are being asked to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. Stockholder ratification of the appointment of Deloitte & Touche LLP is not required by our bylaws or other applicable legal requirements. However, our board of directors is submitting the appointment of Deloitte & Touche LLP to our stockholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by the stockholders, such appointment will be reconsidered by our audit committee. Even if the appointment is ratified, our audit committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2026 if our audit committee believes that such a change would be in the best interests our company and our stockholders. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us by Deloitte & Touche LLP for our fiscal years ended December 31, 2025 and 2024.

	2025	2024
Audit Fees(1)	$760,000	$826,800
Tax Fees(2)	76,274	66,774
Total Fees	$836,274	$893,574

(1)
“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of our annual financial statements and reviews of our quarterly financial statements for those fiscal years.
(2)
“Tax Fees” consist of fees billed for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice and tax planning.

Auditor Independence

In our fiscal year ended December 31, 2025, there were no other professional services provided by Deloitte & Touche LLP that would have required our audit committee to consider their compatibility with maintaining the independence of Deloitte & Touche LLP.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit committee is required to pre-approve all audit and permissible non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All fees paid to Deloitte & Touche LLP for our fiscal years ended December 31, 2025 and 2024 were pre-approved by our audit committee.

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2026 USING THE ENCLOSED BLUE PROXY CARD OR BLUE VOTING INSTRUCTION FORM.

PROPOSAL NO. 3

NON-BINDING ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

We are requesting that you approve, on a non-binding advisory basis, the compensation of our named executive officers disclosed in the Summary Compensation table and the related compensation tables, notes and narrative in this proxy statement. We believe the compensation paid to our named executive officers for 2025 appropriately reflects and rewards their contributions to that performance and is aligned with the long-term interests of our stockholders.

We encourage stockholders to read the Summary Compensation table and the related compensation tables, notes and narrative in this proxy statement, which describes the details of our executive compensation program and the decisions made by the talent and compensation committee in 2025.

Stockholders are being asked to approve the following resolution at the Annual Meeting:

"RESOLVED, that the compensation paid to the named executive officers, as disclosed in this proxy statement pursuant to the SEC's executive compensation disclosure rules, which disclosure includes the compensation tables and the narrative disclosures that accompany the compensation tables, is hereby approved."

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT USING THE ENCLOSED BLUE PROXY CARD OR BLUE VOTING INSTRUCTION FORM.

PROPOSAL NO. 4

RATIFICATION OF TAX BENEFIT PRESERVATION PLAN

In February 2026, our board of directors adopted a Tax Benefit Preservation Plan. By adopting the Tax Benefit Preservation Plan, our board of directors is seeking to protect the Company’s ability to use its net operating losses and other tax attributes (collectively, Tax Benefits). As of March 31, 2026, we had approximately $282.5 million of federal net operating loss carryforwards (or NOLs), which will carryforward indefinitely for federal tax purposes.

The Company views its Tax Benefits as highly valuable assets of the Company that are likely to inure to the benefit of the Company and its stockholders. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code (the Code), its ability to use the Tax Benefits could be substantially limited, and the timing of the usage of the Tax Benefits could be substantially delayed; these could significantly impair the value of the Tax Benefits. Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more “five percent stockholders” increases by more than 50 percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period or, if sooner, since the last “ownership change” experienced by the Company. The Tax Benefit Preservation Plan is intended to deter acquisitions of 4.9% or more of our outstanding Class A common stock by any person without the approval of our board of directors. This would help to protect the Tax Benefits because changes in ownership by a person owning less than 4.9% of our Class A common stock are not included in the calculation of “ownership change” for purposes of Section 382 of the Code. There is no assurance, however, that the Tax Benefit Preservation Plan will prevent an “ownership change” within the meaning of Section 382 of the Code.

At the Annual Meeting, our board of directors is asking stockholders to ratify the Tax Benefit Preservation Plan so that it may remain in effect through February 25, 2029, unless earlier terminated by our board of directors. Our board of directors believes that stockholder ratification of the Tax Benefit Preservation Plan so that it can be retained through February 25, 2029, is in the Company’s and its stockholders’ best interest.

The following description of the terms of the Tax Benefit Preservation Plan is qualified in its entirety by reference to the full text of the Tax Benefit Preservation Plan, which can be found in the accompanying Appendix A. Please read the Tax Benefit Preservation Plan in its entirety as the discussion below is only a summary. The Tax Benefit Preservation Plan was amended on March 13, 2026. The amendment can also be found in the accompanying Appendix A. References to the Tax Benefit Preservation Plan throughout this proxy statement are to the Tax Benefit Preservation Plan as amended.

Summary of Tax Benefit Preservation Plan

As of February 26, 2026, our board of directors authorized and declared a dividend distribution of one right (a Right) for each outstanding share of our Class A common stock to stockholders of record as of the close of business on March 9, 2026. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Participating Preferred Stock, par value $0.00001 per share (the Preferred Stock), of the Company at an exercise price of $11.00 (the Exercise Price), subject to adjustment.

Distribution and Transfer of Rights; Rights Certificates

Our board of directors has declared a dividend of one Right for each outstanding share of our Class A common stock. Prior to the Distribution Date referred to below:

•
the Rights will be evidenced by and trade with the certificates for the Class A common stock (or, with respect to any uncertificated Class A common stock registered in book entry form, by notation in book entry), and no separate rights certificates will be distributed;

•
new Class A common stock certificates issued after March 9, 2026, contained a legend incorporating the Tax Benefit Preservation Plan by reference (for uncertificated Class A common stock registered in book entry form, this legend was contained in a notation in book entry); and
•
the surrender for transfer of any certificates for Class A common stock (or the surrender for transfer of any uncertificated Class A common stock registered in book entry form) will also constitute the transfer of the Rights associated with such Class A common stock.

Rights accompany all new shares of Class A common stock issued after March 9, 2026.

Distribution Date

Subject to certain exceptions specified in the Tax Benefit Preservation Plan, the Rights will separate from the Class A common stock and become exercisable following (i) the 10th business day (or such later date as may be determined by our board of directors) after the public announcement that a person or group of affiliated or associated persons (such person or group, an Acquiring Person) has acquired beneficial ownership of 4.9% or more of the Class A common stock or (ii) the 10th business day (or such later date as may be determined by our board of directors) after a person or group announces a tender or exchange offer that would result in ownership by a person or group of 4.9% or more of the Class A common stock. For purposes of the Tax Benefit Preservation Plan, beneficial ownership is defined to include the ownership of derivative securities as well as ownership of securities pursuant to Section 382 of the Code.

The date on which the Rights separate from the Class A common stock and become exercisable is referred to as the “Distribution Date.”

After the Distribution Date, the Company will mail Rights certificates to the Company’s stockholders as of the close of business on the Distribution Date and the Rights will become transferable apart from the Class A common stock. Thereafter, such Rights certificates alone will represent the Rights.

Preferred Stock Purchasable Upon Exercise of Rights

After the Distribution Date, each Right will entitle the holder to purchase, for the Exercise Price, one one-thousandth of a share of Preferred Stock having economic and other terms similar to that of one share of Class A common stock. This portion of a share of Preferred Stock is intended to give the stockholder approximately the same dividend, voting and liquidation rights as would one share of Class A common stock, and should approximate the value of one share of Class A common stock.

More specifically, each one one-thousandth of a share of Preferred Stock, if issued, will:

•
not be redeemable;
•
entitle holders to quarterly dividend payments of $0.001 per one one-thousandth of a share of Preferred Stock, or an amount equal to the dividend paid on one share of Class A common stock, whichever is greater;
•
entitle holders upon liquidation either to receive $1 per one one-thousandth of a share of Preferred Stock or an amount equal to the payment made on one share of Class A common stock, whichever is greater;
•
have the same voting power as one share of Class A common stock; and
•
entitle holders to a payment per one one-thousandth of a share of Preferred Stock equal to the payment made on one share of Class A common stock if the Class A common stock is exchanged via merger, consolidation or a similar transaction.

Flip-In Trigger

If an Acquiring Person obtains beneficial ownership of 4.9% or more of the Class A common stock, then each Right will entitle the holder thereof to purchase, for the Exercise Price, a number of shares of Class A common stock (or, in certain circumstances, cash, property or other securities of the Company) having a then-current market value of twice the Exercise Price. However, the Rights are not exercisable following the occurrence of the foregoing event until such time as the Rights are no longer redeemable by the Company, as further described below.

Following the occurrence of an event set forth in the preceding paragraph, all Rights that are or, under certain circumstances specified in the Tax Benefit Preservation Plan, were beneficially owned by an Acquiring Person or certain of its transferees will be void.

Flip-Over Trigger

If, after an Acquiring Person obtains 4.9% or more of the Class A common stock, (i) the Company merges into another entity, (ii) an acquiring entity merges into the Company or (iii) the Company sells or transfers 50% or more of its assets, cash flow or earning power, then each Right (except for Rights that have previously been voided as set forth above) will entitle the holder thereof to purchase, for the Exercise Price, a number of shares of Class A common stock of the person engaging in the transaction having a then-current market value of twice the Exercise Price.

Redemption of the Rights

The Rights will be redeemable at the Company’s option for $0.001 per Right (payable in cash, Class A common stock or other consideration deemed appropriate by our board of directors) at any time on or prior to the 10th business day (or such later date as may be determined by our board of directors) after the public announcement that an Acquiring Person has acquired beneficial ownership of 4.9% or more of the Class A common stock. Immediately upon the action of our board of directors ordering redemption, the Rights will terminate and the only right of the holders of the Rights will be to receive the $0.001 redemption price. The redemption price will be adjusted if the Company undertakes a stock dividend or a stock split.

Exchange Provision

At any time after the date on which an Acquiring Person beneficially owns 4.9% or more of the Class A common stock and prior to the acquisition by the Acquiring Person of 50% of the Class A common stock, our board of directors may exchange the Rights (except for Rights that have previously been voided as set forth above), in whole or in part, for Class A common stock at an exchange ratio of one share of Class A common stock per Right (subject to adjustment). In certain circumstances, the Company may elect to exchange the Rights for cash or other securities of the Company having a value approximately equal to one share of Class A common stock.

Expiration of the Rights

The Rights expire on the earliest of (i) 5:00 p.m., New York City time, on February 25, 2029 (unless such date is extended); (ii) the redemption or exchange of the Rights as described above; (iii) 5:00 p.m., New York City time, on February 25, 2027, if the Company’s stockholders do not ratify the Tax Benefit Preservation Plan; or (iv) when our board of directors, in its sole discretion, determines that (a) the Tax Benefit Preservation Plan is no longer necessary or desirable for the preservation of the Tax Benefits, (b) the Tax Benefits are fully utilized or no longer available pursuant to Section 382 or Section 383 of the Code, (c) no Tax Benefits may be carried forward or (d) the Tax Benefit Preservation Plan and the Rights are no longer in the best interests of the Company and its stockholders.

Amendment of Terms of the Tax Benefit Preservation Plan and Rights

The terms of the Rights and the Tax Benefit Preservation Plan may be amended in any respect without the consent of the holders of the Rights on or prior to the Distribution Date. Thereafter, the terms of the Rights and the Tax Benefit Preservation Plan may be amended without the consent of the holders of Rights in order to (i) cure any ambiguities, (ii) shorten or lengthen any time period pursuant to the Tax Benefit Preservation Plan or (iii) make changes that do not adversely affect the interests of holders of the Rights.

Voting Rights; Other Stockholder Rights

The Rights do not have any voting rights. Until a Right is exercised, the holder thereof, as such, will have no separate rights as stockholder of the Company.

Anti-Dilution Provisions

Our board of directors may adjust the Exercise Price, the number of shares of Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Stock or Class A common stock.

With certain exceptions, no adjustments to the Exercise Price will be made until the cumulative adjustments amount to at least one percent of the Exercise Price. No fractional shares of Preferred Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Preferred Stock.

Taxes

The distribution of Rights should not be taxable for federal income tax purposes. However, following an event that renders the Rights exercisable or upon redemption of the Rights, stockholders may recognize taxable income.

Effect of a Vote Against Ratification of the Tax Benefit Preservation Plan

Neither the Company’s governing documents nor applicable law require stockholder approval of the Tax Benefit Preservation Plan. However, the Company considers this proposal for stockholders to ratify the Tax Benefit Preservation Plan to be an important opportunity for the Company’s stockholders to provide direct feedback on an important matter of corporate governance. If the Company’s stockholders do not ratify the Tax Benefit Preservation Plan, then the Tax Benefit Preservation Plan will expire at the close of business on February 25, 2027 (unless ratification of the Tax Benefit Preservation Plan by the Company’s stockholders has otherwise been received on or prior to such date or unless our board of directors elects to earlier terminate the Tax Benefit Preservation Plan). The failure of stockholders to ratify the Tax Benefit Preservation Plan does not prevent our board of directors from taking actions, including the adoption of a new tax benefit preservation plan, that are in the Company’s and its stockholders’ best interest.

Regardless of whether the Tax Benefit Preservation Plan is ratified by stockholders, our board of directors, subject to the terms of the Tax Benefit Preservation Plan, may redeem the Rights as described above. In addition, even if the Tax Benefit Preservation Plan is ratified by stockholders, our board of directors may cause the Rights to expire prior to February 25, 2029.

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE TAX BENEFIT PRESERVATION PLAN USING THE ENCLOSED BLUE PROXY CARD OR BLUE VOTING INSTRUCTION FORM.

AUDIT COMMITTEE REPORT

The audit committee is a committee of our board of directors comprised solely of independent directors as required by the listing standards of the Nasdaq Stock Market LLC and the rules and regulations of the Securities and Exchange Commission (the SEC). The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The audit committee operates under a written charter approved by our board of directors, which is available on our website at investor.seer.bio. The audit committee reviews and assesses the adequacy of its charter and the audit committee’s performance on an annual basis.

With respect to the Company’s financial reporting process, the Company’s management is responsible for (i) establishing and maintaining internal controls and (ii) preparing the Company’s financial statements. The Company’s independent registered public accounting firm, Deloitte & Touche LLP (Deloitte), is responsible for performing an independent audit of the Company’s financial statements. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare the Company’s financial statements. These are the fundamental responsibilities of management.

In the performance of its oversight function, the audit committee has:

•
reviewed and discussed the audited financial statements with management and Deloitte;
•
discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC; and
•
received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with Deloitte its independence.

Based on the audit committee’s review and discussions with management and Deloitte, the audit committee recommended to our board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

Respectfully submitted by the members of the audit committee of the board of directors:

Meeta Gulyani (Chair)

Terrance McGuire

Isaac Ro

This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the Securities Act), or under the Securities Exchange Act of 1934, as amended (the Exchange Act), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers as of March 31, 2026. Officers are elected by our board of directors to hold office until their successors are elected and qualified.

Name	Age	Position
Omid Farokhzad, M.D.	57	Chief Executive Officer and Chair of the Board of Directors
David Horn	58	President, Chief Financial Officer and Treasurer

For the biography of Omid Farokhzad, M.D., please see “Board of Directors and Corporate Governance.”

David Horn has served as our Chief Financial Officer and Treasurer since May 2020 and as President since November 2023. Prior to joining us, Mr. Horn was with Morgan Stanley, an investment bank and financial services company, from May 2007 to May 2020, where he was a Managing Director in the Global Healthcare Group within the Investment Banking Department. From May 2003 to May 2007, Mr. Horn was a Principal at Montgomery & Co., LLC, a provider of merger and acquisition and private placement services. He holds an A.B. in Politics from Princeton University and an MBA from Stanford University Graduate School of Business.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information regarding the compensation of our named executive officers during the years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Omid Farokhzad, M.D.	2025	633,753	—	—	371,663	200,294	1,205,710
Chief Executive Officer	2024	619,208	937,452	1,422,924	397,174	173,192	3,549,950
David Horn	2025	538,118	—	—	204,187	2,500	744,805
President and Chief Financial Officer	2024	525,888	292,117	389,251	218,264	2,500	1,428,020

(1)
The amount in this column represents the aggregate grant-date fair value of the award as computed as of the grant date of each restricted stock unit award and option awarded in fiscal 2024 in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718, or ASC Topic 718, and the incremental fair value, computed as of the modification date, in accordance with ASC Topic 718, of stock options that were repriced during fiscal 2024. The assumptions used in calculating the grant-date fair value of the awards reported in this column are set forth in the notes to our financial statements included in our Annual Report on Form 10-K filed with the SEC on March 3, 2025.
(2)
For 2025, “all other compensation” includes the following: (i) reimbursement of costs of $88,639 for Dr. Farokhzad's travel between his primary residence and our office in Redwood City, California, and related tax gross up for Dr. Farokhzad of $109,155 and (ii) 401(k) plan matching contributions in the amount of $2,500 for each named executive officer. For 2024, “all other compensation” includes the following: (i) reimbursement of commuting costs of $93,569 and gross up allowance for Dr. Farokhzad of $77,123 and (ii) 401(k) plan matching contributions in the amount of $2,500 for each named executive officer.

Outstanding Equity Awards at 2025 Year-End

The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2025.

		Option Awards						Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Omid Farokhzad, M.D.	1/28/2020	878,375	(3)	—		2.00	1/27/2030	—		—
	1/28/2020	37,037	(3)	—		2.70	1/27/2030	—		—
	8/21/2020	112	(3)	—		2.00	8/21/2030	—		—
	7/28/2020	532,718	(3)	—		2.00	7/28/2030	—		—
	12/3/2020	584,265	(3)	—		2.00	12/3/2030	—		—
	2/1/2021	87,000	(3)	—		2.00	1/31/2031	—		—
	2/8/2022	70,366		3,059	(4)	18.27	2/8/2032	—		—
	2/8/2022	70,366		3,059	(4)	19.10	2/8/2032	—		—
	2/8/2022	70,366		3,059	(4)	19.93	2/8/2032	—		—
	2/8/2022	70,366		3,059	(4)	20.76	2/8/2032	—		—
	2/8/2022	—		—		—	—	9,687	(5)	17,727
	2/15/2023	—		650,000	(6)	2.00	2/15/2033	—		—
	2/15/2023	—		—		—	—	125,625	(7)	229,894
	2/6/2024	—		1,032,901	(8)	1.77	2/6/2034	—		—
	2/6/2024	—		—		—	—	297,918	(9)	545,190
David Horn	4/1/2020	566,547	(3)	—		2.00	4/1/2030	—		—
	7/28/2020	140,682	(3)	—		2.00	7/28/2030	—		—
	12/3/2020	135,100	(3)	—		2.00	12/3/2030	—		—
	2/1/2021	34,125	(3)	—		2.00	1/31/2031	—		—
	2/8/2022	118,833		5,167	(4)	2.00	2/8/2032	—		—
	2/8/2022	—		—		—	—	3,875	(5)	7,091
	2/15/2023	—		140,000	(6)	2.00	2/15/2033	—		—
	2/15/2023	—		—		—	—	21,875	(7)	40,031
	2/6/2024	—		140,000	(10)	1.77	2/6/2034	—		—
	2/6/2024	65,339		77,218	(11)	1.77	2/6/2034	—		—
	2/6/2024	—		—		—	—	92,833	(9)	169,884

(1)
Each of the outstanding equity awards was granted pursuant to our 2017 Stock Incentive Plan, as amended and restated, 2020 Plan or 2020 RSU Equity Incentive Plan.
(2)
The amounts in this column are based upon the last reported price of our Class A common stock on the Nasdaq Global Select Market on December 31, 2025, which was $1.83.
(3)
Shares subject to the option are fully vested and immediately exercisable.
(4)
One-fourth of the shares underlying the option vested on February 8, 2023, and the remaining shares vest in 36 equal monthly installments thereafter, subject to continued service to the Company.
(5)
Shares underlying the RSU award vest in four equal annual installments beginning on February 15, 2023, subject to continued service to the Company.
(6)
The option is subject to vesting requirements based upon achievement of specified performance-based criteria (the Stock Price Hurdle) which requires that the Company achieves a stock price equal to or greater than 150% of the option exercise price during the period beginning on the grant date and ending on February 15, 2030 (the Performance Period). The option was modified during fiscal 2024 to have an exercise price per share of $2.00 and stock price hurdle of $3.00 per share. If the Stock Price Hurdle is achieved within the Performance Period, then one fourth of the shares subject to the option vest on the date that achievement of the Stock Price Hurdle is certified and the remaining shares vest annually thereafter in three equal installments, subject to continued service to the Company.
(7)
Shares underlying the RSU award vest in four equal annual installments beginning on February 15, 2024, subject to continued service to the Company.

(8)
The option is subject to vesting requirements based upon achievement of specified performance-based criteria (the Stock Price Hurdle) which requires that the Company achieves an average closing stock price over a consecutive 20-trading day period equal to or greater than 300% of the stock price on the grant date, during the period beginning on the grant date and ending on February 6, 2031 (the Performance Period). If the Stock Price Hurdle is achieved within the Performance Period, then one-fourth of the shares subject to the option vest on the date that achievement of the Stock Price Hurdle is certified and the remaining shares vest annually thereafter in three equal installments, subject to continued service to the Company.
(9)
Shares underlying the RSU award vest in four equal annual installments beginning on February 15, 2025, subject to continued service to the Company.
(10)
The option is subject to vesting requirements based upon achievement of specified performance-based criteria (the Stock Price Hurdle) which requires that the Company achieves an average closing stock price over a consecutive 20-trading day period equal to or greater than 200% of the stock price on the grant date, during the period beginning on the grant date and ending on February 6, 2031 (the Performance Period). If the Stock Price Hurdle is achieved within the Performance Period, then one-fourth of the shares subject to the option vest on the date that achievement of the Stock Price Hurdle is certified and the remaining shares vest annually thereafter in three equal installments, subject to continued service to the Company.
(11)
One-fourth of the shares subject to the option vested on February 6, 2025 and 1/48th of the shares vest monthly thereafter, subject to continued service to the Company.

Potential Payments Upon Termination or Change in Control

CEO Change in Control and Severance Agreement

We have entered into a change in control and severance agreement (the Severance Agreement) with Dr. Farokhzad which provides for certain severance and change in control benefits as described below.

If Dr. Farokhzad’s employment is terminated outside the period beginning on the date that is three months prior to the date of a change in control and ending on the one-year anniversary date of such change in control (the Change in Control Period) either (i) by the Company without “cause” and not by reason of his death or disability or (ii) by Dr. Farokhzad as a “good reason termination” (as such terms are defined in the Severance Agreement), Dr. Farokhzad will receive the following benefits if he timely signs and does not revoke a separation agreement and release of claims in our favor:

•
continuing payments of Dr. Farokhzad’s base salary for a period of twelve months following the date of such termination (or if such termination is a good reason termination by Dr. Farokhzad based on a material reduction in base salary, then as in effect immediately prior to the reduction);
•
a lump sum cash payment equal to Dr. Farokhzad’s annual target cash incentive bonus prorated for the number of days during which Dr. Farokhzad was employed by the Company (or the parent or subsidiary of the Company employing him) in the calendar year such termination occurs;
•
if Dr. Farokhzad and his eligible dependents have qualifying health care at the time of such termination, then either reimbursements for or direct payments of premiums for coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (COBRA), for Dr. Farokhzad and his eligible dependents, if any, for up to 12 months; and
•
vesting acceleration of 50% of the shares subject to Dr. Farokhzad’s outstanding Company equity awards that are scheduled to vest based solely on Dr. Farokhzad’s continued service to the Company or any parent or subsidiary of the Company (time-based equity awards). With respect to this acceleration of vesting provision, the Change in Control Period is extended to end on the two-year anniversary of the change in control.

If, during the Change in Control Period, Dr. Farokhzad’s employment with the Company is terminated either (i) by the Company without cause and not by reason of his death or disability or (ii) by Dr. Farokhzad as a good reason termination, Dr. Farokhzad will receive the following benefits if he timely signs and does not revoke a separation agreement and release of claims in our favor:

•
continuing payments of Dr. Farokhzad’s base salary for a period of 18 months following the date of such termination (or if such termination is a good reason termination by Dr. Farokhzad based on a material reduction in base salary, then if greater, as in effect immediately prior to the reduction) (or, if greater, as in effect immediately before the change in control);
•
a lump sum cash payment equal to 150% of Dr. Farokhzad’s annualized target bonus as in effect for the performance period in which such termination occurs, or, if greater and Dr. Farokhzad’s termination from employment occurs after the change in control, as in effect for the performance period in which the change in control occurs;
•
if Dr. Farokhzad and his eligible dependents have qualifying health care at the time of such termination, then either reimbursements for or direct payments of premiums for coverage under COBRA, for Dr. Farokhzad and his eligible dependents, if any, for up to 18 months; and

•
vesting acceleration of 100% of the shares subject to Dr. Farokhzad’s outstanding time-based equity awards. With respect to this acceleration of vesting provision, the Change in Control Period is extended to end on the two-year anniversary of the change in control.

In addition to signing and not revoking a separation agreement and release of claims in our favor, Dr. Farokhzad’s receipt and retention of any severance benefits under the Severance Agreement is subject to his compliance with the terms of any confidentiality, information and inventions agreement or other written agreement under which he has a material duty or obligation to us. Under Dr. Farokhzad’s confidentiality, information and inventions agreement with the Company, Dr. Farokhzad has nondisclosure obligations with respect to the Company’s confidential information for so long as such information otherwise is confidential, subject to certain exceptions under applicable law.

If Dr. Farokhzad begins employment or enters into a consultant relationship with a new employer during the period he is receiving severance benefits from us under the Severance Agreement, then any cash compensation paid to him by the new employer will reduce, but not below $1,000, our cash severance benefit obligations under the Severance Agreement, and we will have no obligation to provide COBRA benefits for medical, vision and dental coverage if the new employer provides such benefits to Dr. Farokhzad.

In addition, if Dr. Farokhzad remains employed by the Company (or any parent or subsidiary of the Company) through the two year anniversary of the change in control (the Retention Date) and if he timely signs and does not revoke a release of claims in our favor, Dr. Farokhzad will receive 100% accelerated vesting of all of his then-unvested and outstanding Company equity awards that were granted prior to our initial public offering.

If any of the amounts provided for under the Severance Agreement otherwise payable to Dr. Farokhzad would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to the related excise tax, Dr. Farokhzad would be entitled to receive either full payment of benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to the named executive officer. The Severance Agreement does not provide for any Section 280G-related tax gross-up payments from us.

Under the Severance Agreement, “cause” generally means Dr. Farokhzad’s: indictment or conviction of any felony or any crime involving dishonesty; participation in any fraud against us; any intentional damage to any material property of the Company; willful misconduct which materially and adversely reflects upon the business, operations, or reputation of the Company, which has not been cured or cannot be cured within ten days after receiving written notice regarding such misconduct; breach of any material provision of any agreement with the company and failure to cure such breach within ten days after receiving written notice of such breach.

Under the Severance Agreement, “good reason termination” generally means that Dr. Farokhzad resigns from the Company within 30 days following the end of our cure period discussed below as a result of any of the following that occurs without his written consent: a material reduction in his base salary as compared to his base salary in effect immediately prior to such reduction; a material and adverse change in his authorities, duties or responsibilities relative to his authorities, duties or responsibilities in effect immediately prior to such reduction (provided that if he ceases to serve as the Chief Executive Officer but continues to serve as Executive Chair of the Company with a base salary and target bonus opportunity each materially the same as in effect immediately prior to such transition, such transition will not by itself be deemed to constitute a material and adverse change to his authorities, duties or responsibilities, and provided, further that any change that results in Dr. Farokhzad not serving as the Chief Executive Officer of (or reporting directly to our board of directors of) the parent corporation in a group of controlled corporations including the Company or all or a substantial portion of the Company’s assets following a change in control, will be deemed to constitute a material and adverse change to his authorities, duties or responsibilities); and a material change in the geographic location of his principal work office or facility, provided that a change that increases his commute by 50 miles or less will not constitute a material change. For a resignation to qualify as a “good reason termination,” Dr. Farokhzad also must provide written notice within 90 days following when Dr. Farokhzad knows or should have known of the initial existence of the good reason condition, and such event or action must not have been reversed, remedied or cured within 30 days following our receipt of such written notice.

Under the Severance Agreement, “change in control” generally has the same meaning as such term is defined in our 2020 Plan (as discussed further below).

Under the terms of the Severance Agreement, a transition by Dr. Farokhzad to a role as the Company’s Executive Chair will not be considered a termination without cause or grounds for his resignation for good reason.

The following table describes the potential payments that would have been provided to Dr. Farokhzad pursuant to the Severance Agreement in the event that he was terminated outside of the Change in Control Period, assuming such termination occurred on December 31, 2025 (except as otherwise noted).

Named Executive Officer	Salary Severance Payments ($)	Bonus Severance Payments ($)	COBRA Premium Reimbursements ($)(1)	Equity Acceleration ($)(2)	Total ($)
Omid Farokhzad, M.D.	636,000	540,600	44,229	427,392	1,648,221

(1)
The amounts reported in this column represent estimates of the premiums to maintain group health insurance continuation benefits pursuant to COBRA for Dr. Farokhzad and the respective eligible dependents for 12 months. The amounts presented are based on estimates for maintaining group health insurance continuation benefits under our applicable 2025 group health plans.
(2)
The value of the accelerated RSUs in this table are calculated by multiplying the number of shares subject to acceleration by the closing price of our Class A common stock on December 31, 2025, which was $1.83 per share. The value of the accelerated stock options is calculated by multiplying (x) the number of shares subject to acceleration for each stock option by (y) the closing price per share minus the applicable exercise price per share.

The following table describes the potential payments that would have been provided to Dr. Farokhzad pursuant to the Severance Agreement if, during the Change in Control Period, he was terminated either (i) by the Company without cause and not by reason of his death or disability or (ii) by Dr. Farokhzad as a good reason termination, assuming such termination occurred on December 31, 2025 (except as otherwise noted).

Named Executive Officer	Salary Severance Payments ($)	Bonus Severance Payments ($)	COBRA Premium Reimbursements ($)(1)	Equity Acceleration ($)(2)	Total ($)
Omid Farokhzad, M.D.	954,000	810,900	66,344	854,785	2,686,029

(1)
The amounts reported in this column represent estimates of the premiums to maintain group health insurance continuation benefits pursuant to COBRA for Dr. Farokhzad and the respective eligible dependents for 18 months. The amounts presented are based on estimates for maintaining group health insurance continuation benefits under our applicable 2025 group health plans.

(2)
The values of the accelerated RSUs in this table are calculated by multiplying the number of shares subject to acceleration by the closing price of our Class A common stock on December 31, 2025, which was $1.83 per share. The value of the accelerated stock options is calculated by multiplying (x) the number of shares subject to acceleration for each stock option by (y) the closing price per share minus the applicable exercise price per share.

Key Executive Change in Control and Severance Plan

We maintain a Key Executive Change in Control and Severance Plan (the Severance Plan), which we adopted in December 2020, in order to provide specified severance and change in control pay and benefits, to key executives selected by us. We have entered into a participation agreement with Mr. Horn (a Participation Agreement) under our Severance Plan.

The Severance Plan and related Participation Agreement provide that if Mr. Horn’s employment is terminated outside the period beginning on the date of a change in control and ending on the one-year anniversary date of such change in control (the Key Executive Change in Control Period) either (i) by the Company without “cause” and not by reason of his death or disability or (ii) by the named executive officer as a “good reason termination” (as such terms are defined in his Participation Agreement), the named executive officer will receive the following benefits if he timely signs and does not revoke a separation agreement and release of claims in our favor:

•
continuing payments of the named executive officer’s base salary for a period of nine months following the date of such termination (or if such termination is a good reason termination by the named executive officer based on a material reduction in base salary, then as in effect immediately prior to the reduction); and
•
if a named executive officer and his eligible dependents have qualifying health care at the time of such termination, then either reimbursements for or direct payments of premiums for coverage under COBRA, for the named executive officer and his eligible dependents, if any, for up to nine months.

If, during the Key Executive Change in Control Period, Mr. Horn’s employment with the Company is terminated either (i) by the Company without cause and not by reason of his death or disability or (ii) by the named executive officer as a good reason termination, the named executive officer will receive the following benefits if he timely signs and does not revoke a separation agreement and release of claims in our favor:

•
continuing payments of the named executive officer’s base salary for a period of twelve months following the date of such termination (or if such termination is a good reason termination by the named executive officer based on a material reduction in base salary, then, if greater, as in effect immediately prior to the reduction) (or, if greater, as in effect immediately before the change in control);
•
a lump sum cash payment equal to 100% of the named executive officer’s annualized target bonus as in effect for the performance period in which such termination occurs, or, if greater, as in effect for the performance period in which the change in control occurs;
•
if a named executive officer and his eligible dependents have qualifying health care at the time of such termination, then either reimbursements for or direct payments of payment of premiums for coverage under COBRA, for a named executive officer and his eligible dependents, if any, for up to twelve months; and
•
vesting acceleration of 100% of the shares subject to a named executive officer’s outstanding time-based equity awards.

In addition to signing and not revoking a separation agreement and release of claims in our favor, the named executive officer's receipt and retention of any severance benefits under the Participation Agreement is subject to his compliance with the terms of any confidentiality, information and inventions agreement or other written agreement with us under which he has a material duty or obligation to us. Under the confidentiality, information and inventions agreement that the named executive officer entered into with the Company, the named executive officer has nondisclosure obligations with respect to the Company’s confidential information for so long as such information otherwise is confidential, subject to certain exceptions under applicable law.

If Mr. Horn begins employment or enters into a consultant relationship with a new employer during the period he is receiving severance benefits from us under the Severance Plan and a related Participation Agreement, then any cash compensation paid to the named executive officer by the new employer will reduce, but not below $1,000, our cash severance benefit obligations under the Severance Plan, and we will have no obligation to provide for (or provide any payments in lieu of) medical, vision and dental coverage if the new employer provides such benefits to such named executive officer.

In addition, if, (i) during the time period beginning upon the consummation of a change in control and ending on the date immediately prior to the two year anniversary of the change in control (such two-year anniversary, the Retention Date), the employment of Mr. Horn with the Company (or any parent or subsidiary of the Company) is terminated either (a) by the Company without cause and not by reason of his death or disability, or (b) by the named executive officer as a good reason termination, or (ii) such named executive officer remains employed by the Company (or any parent or subsidiary of the Company) through the Retention Date, and if the named executive officer timely signs and does not revoke a release of claims in our favor, the named executive officer will receive 100% accelerated vesting of all of his then-unvested and outstanding Company equity awards that were granted prior to our initial public offering.

If any of the amounts provided for under the Severance Plan or otherwise payable to a named executive officer would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to the related excise tax, the amounts the named executive officer would be entitled to receive under the Plan or otherwise will be reduced to a lesser amount which would result in no portion of the benefits being subject to the excise tax. No Participation Agreement provides for any Section 280G-related tax gross-up payments from us.

Under Mr. Horn’s Participation Agreement, “cause” generally means the named executive officer’s: failure to significantly perform his assigned duties or responsibilities as an employee (other than a failure resulting from his disability) and failure to cure such failure within thirty days after receiving written notice from the Company; engaging in any act of dishonesty, fraud or misrepresentation with respect to the Company; violation of any federal or state law or regulation applicable to the business of the Company or its affiliates; breach of any confidentiality agreement or invention assignment agreement with the Company or its affiliates; material breach of any other agreement with the Company and failure to cure such breach within ten days after receiving written notice of such breach; conviction of, or entering a plea of guilty or nolo contendere to, any felony or crime of moral turpitude; or willful misconduct which significantly and adversely reflects upon the business, operations, or reputation of the Company, and failure to cure such misconduct within ten days after receiving written notice from the Company.

Under Mr. Horn’s Participation Agreement, “good reason termination” generally means that such named executive officer resigns from the Company within 60 days following the end of our cure period discussed below as a result of any of the following that occurs without the named executive officer's written consent: a material reduction in the named executive officer's base salary as compared to his base salary in effect immediately prior to such reduction; a material change in the geographic location of his primary work facility or location, provided, that a relocation that increases the named executive officer's commute by 50 miles or less or to his home as the executive’s primary work location will not be considered a material change in geographic location; or a material reduction of his authority, duties or responsibilities, unless the named executive officer is provided with a comparable position. For a resignation to qualify as a “good reason termination,” a named executive officer also must provide written notice within 60 days following the initial existence of the good reason condition, and such event or action must not have been reversed, remedied or cured within 30 days following our receipt of such written notice.

Under the Severance Plan, “change in control” generally has the same meaning as such term is defined in our 2020 Plan (as discussed further below).

The following table describes the potential payments under the Severance Plan that would have been provided to the named executive officer participating in the Severance Plan as of the end of fiscal 2025, in the event that they were terminated outside of the Key Executive Change in Control Period, assuming such termination occurred on December 31, 2025 (except as otherwise noted).

Named Executive Officer	Salary Severance Payments ($)	COBRA Premium Reimbursements ($)(1)	Total ($)
David Horn	405,000	33,172	438,172

(1)
The amount reported in this column represent estimates of the premiums to maintain group health insurance continuation benefits pursuant to COBRA for the executive and the executive’s respective eligible dependents for 9 months. The amount presented is based on estimates for maintaining group health insurance continuation benefits under our applicable 2025 group health plans.

The following table describes the potential payments under the Severance Plan that would have been provided to the named executive officer participating in the Severance Plan as of the end of fiscal 2025, in the event that they were terminated during the Key Executive Change in Control Period, assuming such termination occurred on December 31, 2025 (except as otherwise noted).

Named Executive Officer	Salary Severance Payments ($)	Bonus Severance Payments ($)	COBRA Premium Reimbursements ($)(1)	Equity Acceleration ($)(2)	Total ($)
David Horn	540,000	297,000	44,229	233,960	1,115,189

(1)
The amount reported in this column represent estimates of the premiums to maintain group health insurance continuation benefits pursuant to COBRA for the executive and the executive’s respective eligible dependents for 12 months. The amount presented is based on estimates for maintaining group health insurance continuation benefits under our applicable 2025 group health plans.
(2)
The value of the accelerated RSUs in this table is calculated by multiplying the number of shares subject to acceleration by the closing price of our Class A common stock on the Nasdaq Global Select Market on December 31, 2025, which was $1.83 per share. The value of the accelerated stock options is calculated by multiplying (x) the number of shares subject to acceleration for each stock option by (y) such closing price per share of $1.83 minus the applicable exercise price per share.

Equity Plans and Performance-Based Stock Option Acceleration Features

Each of our 2017 Stock Incentive Plan, as amended and restated (the 2017 Plan), 2020 RSU Equity Incentive Plan (the RSU Plan) and 2020 Plan provides that in the event of a merger or “change in control” (or, with respect to the 2017 Plan, a “change in control transaction”) as defined thereunder, if a successor corporation or its parent or subsidiary does not assume or substitute an equivalent award for any outstanding award, then such award generally will fully vest, all restrictions on such award will lapse, all performance goals or other vesting criteria applicable to such award will be deemed achieved at 100% of target levels, and such award will become fully exercisable, if applicable, for a specified period prior to the transaction and, if not exercised during the specified period, will terminate upon the expiration of such period.

In October 2024, we implemented a stock option repricing program and also a reduction in the hurdle amounts applicable to performance-based stock options. In the repricing program, the exercise prices of underwater options were reset to $2.00 per share, which was the closing price of our Class A common stock on the repricing date. The repricing program had a retention component as well, providing that if the repriced option was exercised before the expiration of an up to 18-month retention period (which ended on the earlier of: (i) April 4, 2026; (ii) a Change in Control (as defined in the 2020 Plan); and (iii) the option holder’s death or Disability (as defined in the 2020 Plan)), in order to exercise the option, the option holder would have to pay a premium exercise price equal to the original exercise price of the option. In addition, certain option awards granted in 2023, including options covering 650,000 shares held by our CEO and options covering 140,000 shares held by our Chief Financial Officer, with a performance-based vesting condition based on the Company’s achieving a stock price of $6.89 were amended to reduce the stock price hurdle amount to $3.00 per share (which was 150% of then-current fair market value). Once the option has met the stock price target, it is considered a time-based equity award for purposes of Dr. Farokhzad’s Severance Agreement and Mr. Horn’s participation in the Severance Plan. In the event of a change in control, the achievement of this stock price goal is determined based on the change in control price and, if the stock price goal is achieved, any additional time-based vesting requirements are waived, and the options vest in full, as long as the named executive remains in service to us as of immediately prior to the completion of the change in control. However, for Dr. Farokhzad only, if, during the period that is three months prior to a change in control, his employment with us terminates either (i) by the Company without “cause” and not by reason of his death or disability or (ii) by Dr. Farokhzad as a “good reason termination” (as such terms are defined in the Severance Agreement), then his performance-based stock option will remain outstanding and eligible to achieve the stock price goal based on the change in control price and, if it is achieved, the option will be considered to be a time-based award for purposes of his Severance Agreement. If a change in control had occurred on December 31, 2025, the stock price goal would not have been met and these performance-based options would have forfeited.

Under the 2020 Plan and RSU Plan, “change in control” generally means a change in our stock ownership upon a person or persons acting together acquiring our stock that results in their ownership of more than fifty percent (50%) of the total voting power of our stock; a change in our effective control that results in a majority of the members of our board of directors being replaced over twelve (12) months by directors not endorsed by a majority of the members of our board of directors prior to such appointment or election; or a change in ownership of fifty percent (50%) or more of our assets (based on total gross fair market value), in each case, subject to certain exceptions.

Under our 2017 Plan, “change in control transaction” generally means our merging or consolidating with another corporation whereby our stockholders no longer own at least fifty percent (50%) of the voting power of the Company or the surviving or resulting corporation, as applicable; stock with fifty percent (50%) or more of the voting power of the Company is transferred to an unrelated third party; or if we are liquidated, or sell or otherwise dispose of all or substantially all our assets.

Equity Compensation Plan Information

The following table provides information as of December 31, 2025 with respect to shares of our Class A common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Restricted Stock Units and Rights (#)	Weighted Average Exercise Price of Outstanding Options and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the first Column) (#)
Equity compensation plans approved by security holders
2017 Stock Incentive Plan (1)	—		—
2020 Equity Incentive Plan (2)	16,045,140	2.83	3,591,506
2020 Employee Stock Purchase Plan (3)	—		2,026,531
2020 RSU Equity Incentive Plan (4)	—		—
TOTAL	16,045,140		5,618,037

(1)
Our board of directors adopted, and our stockholders approved, the 2017 Plan. In connection with our initial public offering and the adoption of the 2020 Plan, we no longer grant awards under the 2017 Plan; however, all outstanding options issued pursuant to the 2017 Plan continue to be governed by their existing terms. To the extent that any such awards are forfeited or lapse unexercised or are repurchased, the shares of Class A common stock subject to such awards will become available for issuance under the 2020 Plan.
(2)
Our board of directors adopted, and our stockholders approved, the 2020 Plan. The 2020 Plan provides that the number of shares available for issuance under the 2020 Plan will be increased on the first day of each fiscal year beginning with the 2021 fiscal year, in an amount equal to the least of (i) 9,037,149 shares, (ii) five percent (5%) of the outstanding shares of Class A common stock on the last day of the immediately preceding fiscal year or (iii) such other amount as our board of directors may determine.
(3)
Our board of directors adopted, and our shareholders approved, the 2020 Employee Stock Purchase Plan (the ESPP). The ESPP provides that the number of shares available for issuance under the ESPP will be increased on the first day of each fiscal year beginning with the 2021 fiscal year, in an amount equal to the least of (i) 1,807,476 shares, (ii) one percent (1%) of the outstanding shares of Class A common stock on the last day of the immediately preceding fiscal year or (iii) such other amount as may be determined by our board of directors.
(4)
Our board of directors adopted, and our stockholders approved, the RSU Plan. In connection with our initial public offering, we no longer grant awards under the RSU Plan; however, all outstanding restricted stock units (RSUs) issued pursuant to the RSU Plan continue to be governed by their existing terms.

Pay Versus Performance

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (PEO) and our other named executive officers (our Non-PEO NEOs) and Company performance for the fiscal years listed below. The talent and compensation committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(2)(3)	Value of Initial Fixed $100 Investment based on TSR ($)(4)	Net Income ($ Thousands)
2025	1,205,710	105,003	744,805	456,589	31.55	(73,600)
2024	3,549,950	4,581,646	1,118,658	790,704	39.83	(86,599)
2023	5,197,331	(136,662)	1,407,506	(320,892)	33.45	(86,277)

(1) Omid Farokhzad, M.D. was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below:

2025	2023 - 2024
David Horn	David Horn
Elona Kogan

(2) The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3) Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards and Option Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2025	1,205,710	—	(1,100,707)	105,003
2024	3,549,950	(2,360,377)	3,392,073	4,581,646
2023	5,197,331	(4,015,530)	(1,318,463)	(136,662)

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	744,805	—	(288,216)	456,589
2024	1,118,658	(601,024)	273,070	790,704
2023	1,407,506	(788,760)	(939,638)	(320,892)

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables (the Company has not paid dividends historically as a public company and does not sponsor any pension arrangements; thus no adjustments are made for these items):

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Outstanding and Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Outstanding and Unvested Equity Awards for PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards Granted in Prior Year that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Granted in Prior Year that Forfeited During Year for PEO ($)	Total - Inclusion of Equity Values for PEO ($)
2025	—	(1,107,996)	—	7,289	—	(1,100,707)
2024	2,996,803	451,882	—	(56,612)	—	3,392,073
2023	1,542,178	(1,645,982)	—	(1,214,659)	—	(1,318,463)

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Outstanding and Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Outstanding and Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards Granted in Prior Year that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Granted in Prior Year that Forfeited During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	—	(260,227)	—	(27,989)	—	(288,216)
2024	427,600	64,266	—	(18,866)	(199,930)	273,070
2023	299,987	(733,276)	—	(506,349)	—	(939,638)

(4) Assumes $100 was invested in the Company for the period starting December 31, 2022, through the end of the listed year. Historical stock performance is not necessarily indicative of future stock performance.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (TSR)

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
Compensation Actually Paid ($ Millions)
5.0
4.0
3.0
2.0
1.0
0.0
-1.0
TSR (12/31/2022 Indexed to $100)
$100
$80
$60
$40
$20
$0
100.00
33.45
39.83
31.55
4.6
0.8
0.1
0.5
-0.1
-0.3
2022
2023
2024
2025
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Seer Inc. TSR

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the three most recently completed fiscal years.

NAMED EXECUTIVE OFFICER COMPENSATION OVERVIEW

As of June 30, 2025, we qualify as a smaller reporting company and therefore this section includes disclosures on a voluntary basis given our status as a smaller reporting company and in recognition of the advisory vote on the compensation of our named executive officers being conducted at our 2026 annual meeting of shareholders.

The following Named Executive Officer Compensation Overview (NEOCO) describes the philosophy, objectives, and structure of our 2025 executive compensation program and includes discussion and background information regarding the compensation of the current executive officers identified below. We refer to these executives collectively as our “named executive officers”. This NEOCO is intended to be read in conjunction with the information set forth elsewhere in this proxy, including the executive compensation tables further above.

Our named executive officers for the fiscal year ended December 31, 2025 were as follows:

•
Omid Farokhzad, M.D., our Chief Executive Officer and Chair of our board of directors (CEO); and
•
David Horn, our President and Chief Financial Officer (CFO).

NEOCO Reference Guide
Executive Summary	Section I
Compensation Philosophy and Objectives	Section II
Compensation Determination Process	Section III
Key Components of Our Compensation Program	Section IV
Additional Compensation Policies and Practices	Section V

I. Executive Summary

2025 Business and Financial Highlights

Performance highlights for 2025 include:

•
Achieved revenue (measured on a GAAP basis) of $16.6 million for the full year 2025;
•
Expanded installed base to 82 instruments, representing 67% year-over-year growth, with 33 total instruments installed during the full year 2025;
•
Increased cumulative peer-reviewed publications, preprints and reviews to 70 in 2025 from 36 in 2024; and
•
Returned capital to shareholder by repurchasing approximately 5.3 million shares of our Class A common stock at an average cost of $1.93 per share during the full year 2025, reducing net common shares outstanding by approximately 13%.

Overview of 2025 Pay Decisions and Outcomes

We seek to reward our named executive officers with competitive compensation packages that directly align pay with Company performance and with our stockholders' interests. The caliber of our performance in the areas of key milestones drives our compensation structure, specifically the degree to which named executive officers are granted equity and earn bonuses. Our talent and compensation committee regularly reviews our program design and actual pay outcomes to ensure that a meaningful portion of executive compensation is at risk and tied to the achievement of our financial, operational, and strategic objectives, taking into account our growth stage and evolving business profile. In line with our growth in 2025, the talent and compensation committee considered how our incentives provided appropriate levels of compensation considering our performance and growth stage.

Key decisions include:

Annual Performance-based Bonuses – An annual bonus was paid to our named executive officers based on the achievement of corporate goals that contained important pre-established financial, commercial, product development, research and organizational milestones goals, most of which were successfully met and other considerations that our talent and compensation committee determined to be relevant to the achievement of our goals.

Long-term Equity Incentives – The talent and compensation committee elected to forego new equity grants for the named executive officers and other members of the executive team in 2025. This decision reflects the reinvigoration of the incentive and retention value of our stock options as a result of the October 2024 stock option repricing and reduction in the hurdle amounts applicable to performance-based stock options, which the Committee believes remained an appropriate incentive for that period. The talent and compensation committee will continue to evaluate the timing, form, and size of future equity grants in light of Company performance, market practices, retention considerations and the need to maintain a robust, performance-oriented long-term incentive program for our leadership team.

Target Pay Mix

We use compensation elements that meaningfully align our named executive officers’ interests with those of our stockholders to incentivize long-term value creation. The talent and compensation committee uses its discretion in determining the appropriate mix of fixed and variable compensation for each named executive officer, and this pay mix may differ from year to year, or executive to executive, based on the talent and compensation committee’s assessment of our compensation program goals at that time and for the applicable individual. In considering the appropriate balance between various components of compensation, the talent and compensation committee considers many factors, which may change based on company performance, market factors and company objectives, among other considerations. Historically, a significant portion of our executives’ compensation typically is at-risk, performance-based compensation, in the form of long-term equity awards, and annual cash incentives that are only earned to the extent we achieve the various applicable corporate goals. In 2025, the talent and compensation committee decided that the repricing of named executive officer stock options in 2024 resulted in our named executive officers’ holding significant and sufficient at-risk, long-term incentives, and chose not to award any new equity grants for the named executive officers at that time. Therefore, for 2025, our named executive officer compensation was limited to annual performance-based cash incentives and base salary.

II. Compensation Philosophy and Objectives

Our talent and compensation committee believes that executive compensation should be linked to our overall performance and strategic success. To create value for our stockholders, it is critical to attract, motivate and retain key executive officer talent by providing competitive compensation packages. The market for talented individuals in the life sciences industry is highly competitive and challenging for employers. The objectives of our executive compensation policies are to:

•
attract and retain highly qualified executives;
•
motivate and reward performance that supports achievement of our corporate goals;
•
align executive incentives with stockholder interests through the grant of long-term incentives; and
•
reward performance and contributions towards achievement of measurable targets and a shared set of critical strategic priorities.

We believe our executive compensation program as developed and implemented achieves these objectives and is appropriate for a company in our industry and at our stage of growth.

III. Compensation Determination Process

Role of the talent and compensation committee

Our talent and compensation committee is responsible for the executive compensation programs for our executive officers and regularly reports to our board of directors on its discussions, decisions and other actions. Our talent and compensation committee also has direct responsibility for reviewing and approving the compensation of each of our executive officers, including any performance objectives on which such compensation may be based, evaluating the performance of our executive officers relative to such performance objectives and other factors they deem appropriate, and evaluating the competitiveness of our executive compensation program, which may include reviewing and approving any peer group for comparison purposes.

Our talent and compensation committee typically reviews and considers the recommendations of our CEO regarding the compensation of any named executive officers other than himself, which for 2025 consisted solely of Mr. Horn, any recommendations provided by other members of management, the talent and compensation committee’s independent compensation consultant, and any other data or factors that the talent and compensation committee deems relevant to its assessment and determinations.

During the fiscal year ended December 31, 2025, Mr. McGuire served as the chair of the talent and compensation committee and Mr. Hallal and Dr. Roelofs served as members of the talent and compensation committee. Mr. Hallal left our board of directors on July 8, 2025.

Consideration of Say-on-Pay Results

At our 2022 Annual Meeting of Stockholders, our stockholders approved, on a non-binding advisory vote basis, submission of the compensation of our named executive officers to a non-binding advisory vote of our stockholders (commonly referred to as a “say-on-pay” vote) every three years. Our first say-on-pay vote was conducted at our 2023 Annual Meeting of Stockholders and our stockholders approved, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in our 2023 proxy statement. The proposal was supported by approximately 83% of the total votes cast, not including abstentions. Many of the decisions relating to designing and setting the executive compensation for 2023 occurred prior to the vote at such annual meeting. Notwithstanding, our talent and compensation committee took the say-on-pay voting results into account and we continue to emphasize our performance-based pay philosophy in our executive officer compensation program and our overall compensation philosophy. The next say-on-pay vote after our 2026 Annual Meeting of Stockholders is scheduled to occur at the 2029 Annual Meeting of Stockholders.

Role of Chief Executive Officer and Management

Our CEO provides the talent and compensation committee with input and recommendations related to the compensation of our other named executive officers, which for 2025 was only David Horn, and any other executive officers who report to our CEO, including regarding short-term and long-term compensation for all executive officers (other than himself) based on our results and such other factors as he deems relevant. Our CEO does not make recommendations as to his own compensation. The CEO does not participate in, and is not present during, any deliberations or determinations of the talent and compensation committee or our board of directors regarding his compensation. From time to time, various other members of management and other employees as well as outside advisors or consultants may be invited by the talent and compensation committee to make presentations, to provide financial or other background information or advice or to otherwise participate in talent and compensation committee meetings.

Use of Compensation Consultant

Our talent and compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies. In 2025, our talent and compensation committee continued to retain Aon's Human Capital Solutions practice, a division of Aon plc (Aon), to provide it with information, recommendations and other advice relating to executive compensation on an ongoing basis. Aon serves at the discretion of our talent and compensation committee. As part of its engagement, Aon assists our talent and compensation committee in developing a group of peer companies to help the talent and compensation committee determine the appropriate level of overall compensation for our executive officers, as well as assess each separate element of compensation, with a goal of ensuring that the compensation we offer to our executive officers is competitive, fair, and consistent with our compensation philosophy and objectives.

Our talent and compensation committee periodically considers and assesses Aon’s independence, including whether Aon has any potential conflicts of interest with our company or members of our talent and compensation committee. In connection with Aon’s engagement, our talent and compensation committee conducted such a review and concluded that it was not aware of any conflict of interest that had been raised by work performed by Aon or the individual consultants employed by Aon that perform services for our talent and compensation committee, and that Aon was independent.

Peer Group

We use a peer group to provide a broad perspective on competitive pay levels and practices.

For our 2025 peer group, the talent and compensation committee, with assistance from Aon, reviewed companies with respect to sector, stage of development, revenue, and market capitalization. In guiding the talent and compensation committee in identifying the companies that comprised the 2025 peer group, the talent and compensation committee considered the following key factors and parameters:

•
Sector – pharmaceutical, biotechnology and life science companies, as well as healthcare equipment and services companies, generally with a primary focus on medical device/technology and a secondary focus on early commercial biotechnology companies.
•
Revenues – generally, less than $200 million in revenue.
•
Market Capitalization – $40 million to $400 million market capitalization range.
•
Size – generally, companies with between 40 and 400 employees.

Based on the above criteria, the talent and compensation committee in October 2024 selected the following peer group of 20 companies that informed pay decisions for 2025:

Aadi Bioscience, Inc. (AADI)(1)	MacroGenics Inc. (MGNX)(1)
Absci Corporation (ABSI)(1)	Personalis, Inc. (PSNL)
Adaptive Biotechnologies Corporation (ADPT)	Quanterix Corporation (QTRX)
Akoya Biosciences, Inc. (AKYA)	Quantum-Si Incorporated (QSI)
Alector, Inc. (ALEC)	Rapid Micro Biosystems, Inc. (RPID)
Bionano Genomics, Inc. (BNGO)	RAPT Therapeutics, Inc. (RAPT)
Butterfly Network, Inc. (BFLY)	Senseonics Holdings Inc. (SENS)(1)
Codexis, Inc. (CDXS)	SI-BONE, Inc. (SIBN)
Hyperfine Inc. (HYPR)(1)	Standard BioTools Inc. (LAB)
Kodiak Sciences Inc. (KOD)	X4 Pharmaceuticals Inc. (XFOR)(1)
(1) Addition to our peer group for 2025.

Each of the companies comprising the peer group satisfied certain of the parameters considered. Where a company did not fit within all of the parameters, the talent and compensation committee nonetheless considered other factors that it deemed relevant, including for example the overall composition or consistency of the peer group or companies against which we compete for talent.

The talent and compensation committee conducts an annual review of the peer group to ensure that the underlying criteria for peer selection remain appropriate, ensuring that we consider companies that have profiles similar to us, identifying new companies that may be appropriate for inclusion (as indicated above) and removing companies that have been acquired in the interim or that no longer satisfy the key metrics and parameters (for the peer group used for fiscal 2025, the following companies were removed for these reasons: Castle Biosciences, Nanostring Technologies, Silk Road Medical, SomaLogic, Twist Bioscience and Veracyte).

In October 2025, the talent and compensation committee approved, with assistance from Aon, an updated peer group to inform 2026 compensation decisions. This updated peer group was comprised of the same companies as the 2025 peer group noted above, except that, in order to align with our then current company profile and parameters for our peer group, Cytek Biosciences, MaxCyte and OmniAb were added, while Aadi Bioscience, Adaptive Biotechnologies, Akoya Biosciences and Bionano Genomics were removed.

As a starting point, the talent and compensation committee set target cash compensation, when considering salary and bonus potential, after reviewing varying percentiles of compensation paid to executives within our compensation peer group, with generally greater focus on the median. We may deviate from setting actual compensation levels at levels comparable to our peer group companies given that our talent and compensation committee considers other factors that it deems appropriate, including for example our executives’ experience, performance levels, scope of responsibilities, tenure, and existing vested and unvested equity holdings.

Compensation Governance Best Practices

The talent and compensation committee regularly reviews best practices in executive compensation and uses the following guidelines to design our compensation programs:

•
Maintain independent compensation committee and engage an independent compensation consultant: It is important for our stockholders to have confidence that individuals serving on our talent and compensation committee are independent directors and that independent directors do not have a relationship with the listed Company that would impair their independence. The independence of each member of our talent and compensation committee is reviewed annually. Each member of our talent and compensation committee has been deemed to be independent in accordance with Nasdaq listing standards. Additionally, our talent and compensation committee engages its own independent compensation consultant, which provides the talent and compensation committee with valuable data regarding market compensation trends and provides guidance to the talent and compensation committee about executive compensation programs.
•
Risk assessment: We believe the structure of our executive compensation program motivates our executives to make thoughtful, appropriate decisions with measured risks balanced by appropriate rewards for the Company.
•
Policy against hedging and pledging: Our insider trading policy prohibits our executives from engaging in “hedging” or “pledging” transactions with respect to our Class A common stock. The Company annually distributes our insider trading policy for review and acknowledgment by our executive officers and other personnel.
•
Clawback policy: We maintain a Compensation Recovery Policy, to which each of our named executive officers is subject. The Policy is intended to further the Company’s pay-for-performance philosophy and to comply with applicable laws by providing rules relating to the reasonably prompt recovery of certain incentive compensation received by covered executives in the event of an accounting restatement.
•
No guaranteed compensation: Although we have signed employment agreements with each of our named executive officers, all these agreements provide for “at will” employment, and none of these agreements provides any guarantees relating to salary increases or the amounts of incentive pay or equity awards.

•
Reasonable severance and change in control benefits: The change in control and severance agreement with Dr. Farokhzad and the key executive change in control and severance plan in which Mr. Horn participates does not provide for “single trigger” benefits upon a change in control absent a termination of employment. Instead, this plan requires that the named executive officer’s employment be terminated by us without “cause”, or the named executive officer resign for “good reason” in order for the named executive officer to receive severance benefits, whether in connection with a change in control or otherwise. These arrangements generally provide for “double trigger” provisions under the change in control and severance plan in order for the vesting of time-based equity awards held by the named executive officer to accelerate in connection with a change in control, while Dr. Farokhzad’s agreement also provides for partial acceleration of time-based equity awards in connection with certain without “cause” or “good reason” terminations outside of the change in control context. These arrangements also provide that the vesting of equity awards granted prior to our initial public offering will accelerate if the named executive officer remains employed with us (or our successor) through the two-year anniversary of the change in control. In addition, the performance-based stock options granted to our named executive officers in 2024 do not waive performance-based requirements upon a change in control, and instead performance against the stock price goal is measured against the change in control price and the options vest if the applicable goal is met.
•
No options granted below fair market value: Our board and talent and compensation committee are responsible for reviewing, approving, and administering the Company’s incentive compensation plans and equity compensation plans. In its administration of the plans, our board of directors and talent and compensation committee approve grants of stock options with per-share exercise prices that are at least 100% of the fair market value of the underlying shares on the date of grant.
•
No excessive perquisites: Personal benefits currently are not a significant component of our executive compensation program. We do not provide excessive perquisites or other personal benefits to our named executive officers, except as generally made available to our employees or in situations where we believe it is appropriate to serve a legitimate business purpose, including for example to assist an individual in the performance of his or her duties, to enable him or her to achieve greater work efficiency or effectiveness, or to recruit or retain him or her.

IV. Key Components of our Compensation Program

The talent and compensation committee has developed an executive compensation program that consists of three main components. The relative mix of these components is typically weighted more on incentives, particularly long-term incentives, rather than fixed compensation. The focus on incentive compensation ensures that the interests of our executives are aligned with those of our stockholders. Our compensation program historically has been made up of the following three key compensation components:

Element	Performance Period	Objective
Base Salary	Annual	Attract, retain, and reward top talent; reflects a named executive officer’s responsibilities, performance, and relevant market data.
Annual Cash Incentives	Annual	Incentivize achievement of annual Company goals.
Long-Term Equity Awards (Historically consisting of a Mix of Options and RSUs)	Long-Term

Options incentivize the achievement of share price growth.

RSUs closely align the interests of management and stockholders and serve as an important retention vehicle. No long-term equity awards were granted to our named executive officers in 2025.

We design and implement an executive compensation program that combines both base salary, and short-term and long-term incentive elements based on annual performance objectives and long-term equity interests. The annual cash incentives and long-term equity awards elements of our executive compensation program are intended to align the interests of our executives and our shareholders. The talent and compensation committee has not, however, adopted any formal or informal policies or guidelines for allocating compensation between short-term and long-term compensation, between base salary and non-cash compensation, or among different forms of non-cash compensation.

While our usual practice is to utilize all three components of our compensation program (base salary, annual cash incentives and long term equity awards), in 2025 we chose not to grant additional long-term equity awards to the named executive officers. This decision reflects the value provided to our named executive officers through the October 2024 stock option repricing and reduction in the hurdle amounts applicable to performance-based stock options, which the Committee believed provided appropriate retention and incentives for 2025 for the named executive officers.

Base Salaries

Base salary represents the fixed portion of our executives’ compensation, which we view as an important element to attract, retain and motivate highly talented executives. Each named executive officer’s base salary is typically annually reviewed by our talent and compensation committee based on competitive market considerations and level of responsibilities, experience, and skill set. These considerations are supplemented by market data provided by the talent and compensation committee’s independent compensation consultant. In February 2025, our talent and compensation committee reviewed these annual base salary amounts and provided merit increases to our named executive officers, effective March 1, 2025.

Based on these considerations, our named executive officer’s annual base salaries for 2025 were as follows:

Name	2024 Annual Base Salary ($)	2025 Merit Increase	2025 Annual Base Salary (following March 2025 Merit Increases) ($)
Omid Farokhzad, M.D.	623,019	2.08%	636,000
David Horn	529,125	2.06%	540,000

Annual Cash Incentives

In addition to base salaries, our named executive officers are eligible to receive annual performance-based cash bonuses under our Executive Incentive Compensation Plan, which bonuses are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives and other employees who significantly impact our corporate results.

Annual corporate goals are developed and recommended by management to our board of directors. Our board of directors approves the annual corporate goals. Annual corporate goals are reviewed by the talent and compensation committee on a quarterly basis to track the Company’s progress toward achievement of the annual corporate goals and the continued appropriateness of such goals throughout the year. For each named executive officer, our talent and compensation committee sets the target bonus as a percentage of base salary, each of which remained the same for 2025 as in 2024 and is set forth below:

Name	2025 Target Bonus (As a Percentage of Base Salary)
Omid Farokhzad, M.D.	85%
David Horn	55%

Each year, our talent and compensation committee sets the goals that will apply to that year’s executive bonuses, and the weightings attributable to such goals. The actual performance-based bonus paid, if any, is calculated by multiplying the executive’s annual base salary and target bonus percentage times percentage achievement of the applicable goals. For 2025, named executive officer bonuses were 100% based on corporate objectives, in order to focus our named executive officers on our most critical and strategic goals for the year, and the corporate objectives were divided into five categories as specified below:

Corporate Objectives	Weight
Revenue Objectives	25%
Expense Objectives	10%
Commercial Objectives	25%
Research & Product Development Objectives	30%
Organizational Objectives	10%

In general, corporate objectives are set at levels that were considered difficult to achieve, but achievable with significant effort, and if achieved at 100% would have exceeded the Company’s operational expectations for the measurement period.

At the close of the applicable fiscal year, the talent and compensation committee evaluates whether the corporate goals overall were met, and whether there were any other factors that should be considered in determining the amount of bonus earned for the year. The talent and compensation committee evaluates whether the specified performance goals are not met and the Company’s performance throughout the year in meeting other objectives not contemplated at the beginning of the performance period. The talent and compensation committee may determine to decrease or eliminate bonuses even if goals are achieved after weighing factors such as those not specifically set at the beginning of the year. In making the final decision on the corporate goal achievement, the talent and compensation committee also considers the review of the year-end financial results. In sum, the amount of bonus compensation that is actually earned by our named executive officers may be influenced by determinations by our talent and compensation committee. The talent and compensation committee believes that maintaining discretion to evaluate corporate performance at the close of the year based on the totality of the circumstances, and to award or fail to award bonus compensation without reliance on rote calculations under set formulas, is appropriate in responsibly discharging its duties, particularly for a Company at our growth stage. Our talent and compensation committee may award a bonus in an amount above or below the amount resulting from the calculation described above, based on other factors that our talent and compensation committee determines, in its sole discretion, are important to our corporate performance and provide appropriate incentives to our executives, for example based on events or circumstances that arise after the original goals are set. Payouts of earned bonuses, if any, are generally made in the year following the year of performance, and subject to the recipient’s continued employment with us through the payment date.

On February 3, 2026, the talent and compensation committee evaluated our achievement of the 2025 corporate objectives. The talent and compensation committee considered whether we had achieved specific goals in each category of our corporate objectives, including any over achievement in each category, the weighting established for each category, and our overall corporate performance in 2025. After taking into consideration performance against corporate objectives as well as successes on other key Company’s projects, the talent and compensation committee approved a 68.75% of target achievement level for our named executive officers for our 2025 corporate objectives.

Bonus payments made for 2025 performance were as follows:

Name	2025 Target Bonus ($)	2025 Bonus Payout ($)	2025 Bonus Payout (% of Target)
Omid Farokhzad, M.D.	540,600	371,663	68.75%
David Horn	297,000	204,188	68.75%

2025 Annual Equity Grants

Although stock options have historically been a critical component of our executive compensation program, the talent and compensation committee chose not to grant new equity to our CEO or CFO, or other members of our executive team in 2025. The decision not to award new equity grants to them in 2025 was made after careful consideration of their then-current equity holdings and their participation in stock option repricing conducted in October 2024. This stock option repricing reinvigorated the retention and incentive value of our stock options and provided immediate and potential future value to our named executive officers and other members of our executive who participated. In the repricing program, the exercise prices of underwater options were reset to $2.00 per share, which was the closing price of our Class A common stock on the repricing date. The repricing program had a retention component as well, providing that if the repriced option was exercised before the expiration of an up to 18-month retention period (which ended on the earlier of: (i) April 4, 2026; (ii) a Change in Control (as defined in the 2020 Plan); and (iii) the option holder’s death or Disability (as defined in the 2020 Plan)), in order to exercise the option, the option holder would have to pay a premium exercise price equal to the original exercise price of the option. In addition, certain option awards granted in 2023, including options covering 650,000 shares held by our CEO and options covering 140,000 shares held by our CFO, with a performance-based vesting condition based on the Company’s achieving a stock price of $6.89 were amended to reduce the stock price hurdle amount to $3.00 per share (which was 150% of then-current fair market value). Given these refreshed equity arrangements, the talent and compensation committee believed that no additional compensation in the form of equity was necessary in 2025 to meet the compensation goals for our named executive officers.

The repriced options for our named executive officers were as follows:

Name	Original Exercise Prices Per Share (Range)	Aggregate Number of Shares Subject to Repriced Options
Omid Farokhzad, M.D.	$2.70 to $60.15	2,732,470
David Horn	$2.70 to $60.15	1,140,454

We expect that in future years, stock options will again function as a critical component of our executive compensation program, as the granting of stock options is consistent with our peer companies, links executive pay to stockholder return, motivates our named executive officers’ performance toward our long-term success, and encourages our executive officers to continue their employment with us.

V. Additional Compensation Policies and Practices

Employment and Other Service Arrangements with our Named Executive Officers

We have entered into an employment letter with each of our named executive officers, and these letters contain the basic terms and conditions of their employment intended to attract, retain and motivate them. Each of the employment letters has no specific term, and provides that the named executive officer is an at-will employee. Each of our named executive officers has executed our standard form of confidential information, invention assignment and arbitration agreement.

For Dr. Farokhzad, his employment letter provides for reimbursement of reasonable travel and lodging expenses incurred by him for his travel between his primary residence and our office in Redwood City, California, as well as for additional payments sufficient to make such reimbursements tax neutral to Dr. Farokhzad.

Severance Benefits, including Change in Control

In connection with our initial public offering, we adopted the Severance Plan, in which Mr. Horn participates. In addition, Dr. Farokhzad is subject to the Severance Agreement, which provides for certain severance and change in control benefits.

We offer the severance and other termination benefits, to the named executive officers under these arrangements if their employment is terminated without cause or they resign for good reason in certain circumstances, both within and outside the context of a change in control, and generally subject to their execution of a release of claims. Our goal in providing certain severance and change in control benefits is to provide our named executive officers with the security of temporary continued income and benefits, thus allowing each of the named executive officers to focus on business priorities that create value for our stockholders without undue concern that the officer will be terminated and lose his income and benefits. We believe the level of severance and change in control benefits provided is appropriate and is necessary to attract and retain key employees.

In addition, these arrangements provide that if a named executive officer remains with us (or our successor) through the two-year anniversary of a change in control, the vesting of those equity awards granted before our initial public offering will accelerate. We believe this is appropriate so that the named executive officer will not be concerned that he or she will lose the value of those grants by remaining after an acquisition beyond the time of the severance protection otherwise afforded by the severance arrangements, and therefore will be appropriately motivated to pursue transactions that are in the best interests of our stockholders.

These arrangements are described more fully under the section of this proxy statement entitled “CEO Change in Control and Severance Agreement” (with respect to Dr. Farokhzad’s agreement) and “Key Executive Change in Control and Severance Plan” (with respect to the arrangement for Mr. Horn).

Certain Broad-based Employee Benefits

We believe that establishing competitive benefit packages for our employees is an important factor in attracting and retaining highly qualified personnel. Each named executive officer is eligible to participate in all of our employee benefit plans generally applicable to employees on a broad basis, subject to the eligibility provisions of such programs. Our named executive officers are eligible to participate in our employee benefits plans, such as medical, dental, disability, vision, and other insurance programs, our 401(k) plan and our employee stock purchase plan, in each case on the same basis as other employees. The exception is that Dr. Farokhzad may not participate in our employee stock purchase plan because the regulations that govern these plans exclude individuals who hold Company stock in excess of certain thresholds.

Personal benefits currently are not a significant component of our executive compensation program. Accordingly, we do not provide excessive perquisites or other personal benefits to our named executive officers, except as generally made available to our employees or in situations where we believe it is appropriate to serve a legitimate business purpose, including for example to assist an individual in the performance of his duties, to enable him or her to achieve greater work efficiency or effectiveness, or to recruit or retain him or her. Please see “Employment and Other Service Arrangements with our Named Executive Officers” above for a discussion of certain travel and lodging reimbursements we have provided to Dr. Farokhzad.

Hedging and Pledging Policies; Stock Ownership Guidelines

Our insider trading policy prohibits our executives from engaging in “hedging” or “pledging” transactions with respect to our Class A common stock. The Company currently has no stock ownership guidelines in place for our named executive officers, but may consider implementing such guidelines in the future if the talent and compensation committee deems it to be in the best interests of the Company and its stockholders.

Compensation Recovery (“Clawback”) Policy

On November 14, 2023, the talent and compensation committee adopted the clawback policy (the Clawback Policy). The Clawback Policy is intended to comply with Section 10D of the Exchange Act, with Exchange Act Rule 10D-1 and with the listing standards of Nasdaq, and to further the Company’s pay-for-performance philosophy by providing rules relating to the reasonably prompt recovery of certain incentive-based compensation received by Covered Executives (as defined in the policy), which includes our named executive officers, in the event of an Accounting Restatement (as defined in the policy). The application of the Clawback Policy to Covered Executives is not discretionary, except to the limited extent permitted by Exchange Act rules and Nasdaq listing standards, and applies without regard to whether a Covered Executive was at fault.

In addition, as a public company subject to Section 304 of the Sarbanes-Oxley Act of 2002, if we are required to restate our financial results as the result of misconduct or due to our material noncompliance with any financial reporting requirements under the federal securities laws, our Chief Executive Officer and Chief Financial Officer may be legally required to reimburse us for any bonus or incentive-based or equity-based compensation they receive. Our 2020 Equity Incentive Plan provides that awards granted under it are subject to recoupment under any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by applicable law, and under the 2020 Equity Incentive Plan we may also impose such other clawback provisions to an equity award as we deem appropriate.

Insider Trading Policy

We have adopted insider trading policies and procedures that govern the purchase, sale and other disposition of our securities by directors, officers and employees that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations and any applicable listing standards. A copy of our insider trading policy was filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission on March 2, 2026. We comply with insider trading laws, rules and regulations and any applicable listing standards in any transactions involving our own securities.

Policies and Practices Related to the Grant of Certain Equity Awards

We do not take material nonpublic information into account when determining the timing or terms of executive awards, and we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Accounting and Tax Consideration and Treatment

The talent and compensation committee generally takes into consideration the tax implications to the Company of our named executive officer compensation program, including with respect to the tax deductibility of compensation paid under Section 162(m) of the Internal Revenue Code. Under Section 162(m) of the Internal Revenue Code as it was in effect during our 2025 fiscal year, the Company generally is eligible to receive a federal income tax deduction for compensation paid to our CEO and certain other current and former executives only for the amount that is less than $1 million during any fiscal year. While our talent and compensation committee may consider the deductibility of equity awards and cash and other compensation as one factor in determining executive compensation, the committee also looks at other factors in making its decisions and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes.

In addition to considering the tax consequences, our talent and compensation committee generally considers the accounting consequences of its decisions, including the impact of expenses being recognized in connection with equity-based awards, in determining the size and form of different equity-based awards.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Class A common stock as of May 11, 2026 for:

•
each of our directors;
•
each of our named executive officers;
•
all of our directors and executive officers as a group; and
•
each person or group known by us to be the beneficial owner of more than 5% of our Class A common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Securities Act.

We have based our calculation of the percentage of beneficial ownership on 54,981,551 shares of our Class A common stock outstanding as of May 11, 2026. We have deemed shares of our Class A common stock subject to stock options that are currently exercisable or exercisable within 60 days of May 11, 2026 to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Seer, Inc. 3800 Bridge Parkway, Suite 102, Redwood City, California 94065.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage
Directors and Named Executive Officers:
Omid Farokhzad, M.D.(1)	6,918,732	12.0%
David Horn(2)	1,428,455	2.6%
Meeta Gulyani(3)	218,937	*
Robert Langer, Sc.D.(4)	1,260,587	2.3%
Terrance McGuire(5)	694,950	1.3%
Dipchand (Deep) Nishar(6)	173,300	*
Isaac Ro(7)	—	*
Nicolas Roelofs, Ph.D.(8)	92,312	*
All executive officers and directors as a group (8 persons)(9)	10,787,273	18.1%
Greater than 5% Stockholders:
SoftBank SB Global Advisers Limited(10)	5,135,383	9.3%
aMoon Growth Fund Limited Partnership(11)	4,923,196	9.0%
Bradley L. Radoff and related entities and individuals(12)	4,277,528	7.8%

* Represents beneficial ownership of less than 1%.

(1)
Includes (i) 2,286,586 shares of Class A common stock held of record by Dr. Farokhzad; (ii) 2,117,138 shares of Class A common stock held of record by SAF-BND Trust for which Dr. Farokhzad’s spouse serves as trustee; (iii) 2,413,207 shares of Class A common stock subject to options exercisable within 60 days of May 11, 2026 and (iv) 101,801 shares of Class A common stock issuable upon settlement of RSUs within 60 days of May 11, 2026. Dr. Farokhzad disclaims beneficial ownership of the shares held by the SAF-BND Trust.

(2)
Includes (i) 322,244 shares of Class A common stock held of record by Mr. Horn; (ii) 1,086,583 shares of Class A common stock subject to options exercisable within 60 days of May 11, 2026 and (iii) 19,628 shares of Class A common stock issuable upon settlement of RSUs within 60 days of May 11, 2026.
(3)
Includes (i) 87,043 shares of Class A common stock held of record by Ms. Gulyani; (ii) 111,394 shares of Class A common stock subject to options exercisable within 60 days of May 11, 2026 and (iii) 20,500 shares of Class A common stock issuable upon settlement of RSUs within 60 days of May 11, 2026.
(4)
Includes (i) 784,025 shares of Class A common stock held of record by Dr. Langer; (ii) 456,062 shares of Class A common stock subject to options exercisable within 60 days of May 11, 2026 and (iii) 20,500 shares of Class A common stock issuable upon settlement of RSUs within 60 days of May 11, 2026.
(5)
Includes (i) 91,566 shares of Class A common stock held of record by Mr. McGuire; (ii) 215,070 shares of Class A common stock held of record by Strong Bridge, LLC for which Mr. McGuire serves as an operating manager; (iii) 78,947 shares of Class A common stock held of record by Polaris Founders Capital Fund I, L.P. for which Mr. McGuire serves as general partner of the managing member; (iv) 288,867 shares of Class A common stock subject to options exercisable within 60 days of May 11, 2026 and (v) 20,500 shares of Class A common stock issuable upon settlement of RSUs within 60 days of May 11, 2026.
(6)
Includes (i) 27,925 shares of Class A common stock held of record by Mr. Nishar; (ii) 124,875 shares of Class A common stock subject to options exercisable within 60 days of May 11, 2026 and (iii) 20,500 shares of Class A common stock issuable upon settlement of RSUs within 60 days of May 11, 2026.
(7)
Mr. Ro joined our board of directors in September 2025.
(8)
Includes (i) 26,656 shares of Class A common stock held of record by Dr. Roelofs; (ii) 48,573 shares of Class A common stock subject to options exercisable within 60 days of May 11, 2026 and (iii) 20,500 shares of Class A common stock issuable upon settlement of RSUs within 60 days of May 11, 2026.
(9)
Includes (i) 6,037,200 shares of Class A common stock beneficially owned by our executive officers and directors; (ii) 4,529,561 shares of Class A common stock subject to options exercisable within 60 days of May 11, 2026 and (iii) 220,512 500 shares of Class A common stock issuable upon settlement of RSUs within 60 days of May 11, 2026.
(10)
Based on the information reported by SB Global Advisers Limited (SB Advisors) on a Schedule 13G/A filed with the SEC on February 13, 2024. SB Advisors has shared voting and dispositive power with respect to 5,135,383 shares of Class A common stock. SVF II Armadillo (DE) LLC is the record holder of the shares of Class A common stock reported herein. SoftBank Vision Fund II-2 L.P. is the sole limited partner of SVF II Aggregator (Jersey) L.P., which is the sole member of SVF II Holdings (DE) LLC, which is the sole member of SVF II Armadillo (DE) LLC. SoftBank, which is a publicly traded company listed on the Tokyo Stock Exchange, is the sole shareholder of SB Global Advisers Limited (SBGA), which has been appointed as manager and is responsible for making final decisions related to the acquisition, structuring, financing and disposal of SoftBank Vision Fund II-2 L.P.’s investments. As a result of these relationships, each of these entities may be deemed to share beneficial ownership of the securities reported herein. On December 8, 2023, SVF II Oyster (DE) LLC transferred its securities to SVF II Armadillo (DE) LLC, and as a result, ceased to be the beneficial owner of any shares of Class A Common Stock. The address for SoftBank is 1-7-1 Kaigan, Minato-ku, Tokyo, 105-7537, Japan. The address for SBGA is 69 Grosvenor Street, London W1K 3JP, United Kingdom. The address for each of SoftBank Vision Fund II-2 L.P. and SVF II Aggregator (Jersey) L.P. is Crestbridge Limited. The address for each of the other reporting entities is 251 Little Falls Drive, Wilmington, Delaware 19808.
(11)
Based on the information reported by aMoon Growth Fund Limited Partnership (aMoon) on a Schedule 13G/A filed with the SEC on January 8, 2025, aMoon holds shared voting and dispositive power with respect to 4,923,196 shares of Class A common stock. aMoon Co-Investment SPV I, L.P. (aMoon Co-Investment) holds shared voting and dispositive power with respect to 810,961 shares of Class A common stock. aMoon Growth Fund G.P. Limited Partnership (aMoon G.P.) is the sole General Partner of aMoon and aMoon Co-Investment and aMoon General Partner Ltd. (aMoon Ltd.) is the sole General Partner of aMoon G.P. Dr. Yair C. Schindel is the sole shareholder of aMoon Ltd. By virtue of such relationships, aMoon G.P., aMoon Ltd. and Dr. Schindel may be deemed to have shared voting and investment power with respect to the capital stock held by aMoon and aMoon Co-Investment. Dr. Schindel disclaims beneficial ownership of the shares of Class A common stock of the held by aMoon, aMoon Co-Investment, aMoon G.P. and aMoon Ltd., except to the extent of his pecuniary interest therein, if any. The address for these entities is 34 Yerushalaim Road, Beit Gamla, 6th Floor, Ra'anana, 4350110, Israel.

(12)
Based on the information reported on a Schedule 13D/A filed by Bradley L. Radoff with the SEC on April 13, 2026, Mr. Radoff holds sole voting and dispositive power with respect to 2,610,232 shares of common stock held directly by Mr. Radoff and shared voting power with respect to 500,000 shares of common stock held by the Radoff Family Foundation for which Mr. Radoff serves as a director. Michael Torok holds sole voting and dispositive power with respect to 285,000 shares of common stock held directly by Mr. Torok and shared voting and dispositive power with respect to 1,382,296 shares of common stock of which 1,167,296 shares are held by JEC II Associates, LLC for which Mr. Torok serves as Manager (JEC II) and 215,000 shares are held by the MOS Trust for which MOS PTC, LLC (MOS PTC) is trustee. Each reporting person may be deemed to be a member of a "group" with the other reporting persons for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended. The address for Mr. Radoff and the Radoff Family Foundation is 2727 Kirby Drive, Unit 29L, Houston, Texas 77098. The address for JEC II and Mr. Torok is 68 Mazzeo Drive, Randolph, Massachusetts 02368. The address for MOS Trust and MOS PTC is 270 W. Pearl, Suite 103, Jackson, Wyoming 83001. Based on this Schedule 13D/A, there have been no transactions in the Company’s securities by Mr. Radoff and the related entities and individuals since the filing of a Schedule 13D/A by Mr. Radoff with the SEC on March 2, 2026.

CERTAIN RELATIONSHIPS, RELATED PARTY AND OTHER TRANSACTIONS

We describe below transactions and series of similar transactions in our last fiscal year to which we were a party or will be a party, in which:

•
the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, nominees for director, executive officers or beneficial holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities (each, a related person), had or will have a direct or indirect material interest.

We have granted stock options and RSUs to our executive officers and certain of our directors. See the sections titled “Executive Compensation - Outstanding Equity Awards at Fiscal Year-End” and “Director Compensation” for a description of these stock incentive awards.

In 2023, we were party to an amended and restated investors’ rights agreement (IRA), dated as of December 9, 2020, which provided, among other things, that certain holders of our capital stock have the right to demand that we file a registration statement or request that their shares of our capital stock be covered by a registration statement that we are otherwise filing. Entities affiliated with Omid Farokhzad, M.D., Robert Langer, Sc.D. and Terrance McGuire are among the parties to the IRA.

We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

Other than as described above under this section titled “Certain Relationships and Related Party and Other Transactions,” since January 1, 2023, we have not entered into any transactions, nor are there any currently proposed transactions, between us and a related party where the amount involved exceeds, or would exceed, $120,000, and in which any related person had or will have a direct or indirect material interest. We believe the terms of the transactions described above were comparable to terms we could have obtained in arm’s-length dealings with unrelated third parties.

Policies and Procedures for Related Party Transactions

Our audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. Our policy regarding transactions between us and related persons provides that a related person is defined as a director, executive officer, nominee for director or greater than 5% beneficial owner of our Class A common stock, in each case since the beginning of the most recently completed year, and any of their immediate family members. Our audit committee charter provides that our audit committee shall review and approve or disapprove any related party transactions.

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our Class A common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based solely on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended December 31, 2025, all executive officers, directors and greater than 10% stockholders complied with all applicable SEC filing requirements.

Fiscal Year 2025 Annual Report and SEC Filings

Our financial statements for our fiscal year ended December 31, 2025 are included in our Annual Report on Form 10-K filed with the SEC on March 2, 2026. This proxy statement and our Annual Report on Form 10-K are posted on our investor relations website at investor.seer.bio and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report on Form 10-K without charge by sending a written request to Seer, Inc., Attention: Investor Relations, 3800 Bridge Parkway, Suite 102, Redwood City, California 94065.

* * *

Our board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, your shares will be voted in the discretion of the named proxy holders.

It is important that your shares of Class A common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote over the Internet or by telephone as instructed on the enclosed BLUE proxy card or complete, sign, date and return, at your earliest convenience, the enclosed proxy card by mail in the postage-paid envelope provided.

THE BOARD OF DIRECTORS

Redwood City, California [•] 2026

PRELIMINARY PROXY CARD—SUBJECT TO COMPLETION

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED

BLUE PROXY

SEER, INC.

2026 ANNUAL MEETING OF STOCKHOLDERS

THIS BLUE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Omid Farokhzad, M.D. and David Horn, or any one of them, as proxies, each with full power of substitution and re-substitution, to represent and vote, as designated on the reverse side, all of the shares of Class A common stock of Seer, Inc. ("Seer") that the undersigned is entitled to vote at Seer's 2026 Annual Meeting of Stockholders (together with any adjournments, postponements or other delays thereof, the "Annual Meeting"). The Annual Meeting will be held on [•] at [•].

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE SEVEN NOMINEES RECOMMENDED BY THE BOARD OF DIRECTORS IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED BUT NO VOTING INSTRUCTIONS ARE MADE WITH RESPECT TO ONE OR MORE PROPOSALS, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION(S) FOR SUCH PROPOSAL(S) AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. IF YOU VOTE "FOR" FEWER THAN SEVEN NOMINEES IN PROPOSAL 1, YOUR SHARES WILL BE VOTED "FOR" ONLY THOSE NOMINEES THAT YOU HAVE SO MARKED. IF YOU VOTE "FOR" MORE THAN SEVEN NOMINEES IN PROPOSAL 1, YOUR VOTE ON PROPOSAL 1 WILL BE INVALID AND WILL NOT BE COUNTED ON PROPOSAL 1.

PLEASE SIGN, DATE AND RETURN THIS PROXY

PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

(continued and to be signed on the reverse side)

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your Seer Class A common stock at the upcoming Annual Meeting.

YOU CAN ACT TODAY USING ANY OF THE FOLLOWING METHODS:

Submit your proxy by Internet:

Please locate the Control Number printed below on your proxy and access **www.proxyvotenow.com/[•]**. Then, simply follow the easy instructions on the voting site.

Submit your proxy by Telephone:

Please locate the Control Number printed below on your proxy and call toll-free in the U.S. or Canada at [•] on a touch-tone telephone (if outside the U.S. or Canada, call [•]). Then, simply follow the easy voice prompts. You will be required to provide the unique Control Number printed below.

CONTROL NUMBER:

You may vote by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the proxies to vote your shares in the same manner as if you had executed a proxy.

Submit your proxy by Mail:

If you do not have access to a touch-tone telephone or to the Internet, please complete, sign, date and return this proxy in the enclosed postage-paid envelope to: **[•]**

TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED

X **Please mark vote as in this sample**

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" EACH OF DIRECTOR NOMINEE RECOMMENDED BY THE BOARD OF DIRECTORS IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4.

1. To elect seven directors, each to serve until the 2027 annual meeting of stockholders and until such director's successor is elected and qualified or until such director's earlier death, resignation or removal. Although you may mark instructions with respect to any or all of the nominees, **you may mark a vote "FOR" only seven nominees in total.** If you vote "for" fewer than seven nominees in Proposal 1, your shares will be voted "for" only those nominees that you have so marked. If you vote "for" more than seven nominees in Proposal 1, your vote on Proposal 1 will be in-valid and will not be counted on Proposal 1.

Nominees RECOMMENDED by the Board of Directors:

	FOR	WITHHOLD
1a. Omid Farokhzad, M.D.	☐	☐
1b. Meeta Gulyani	☐	☐
1c. Terrance McGuire	☐	☐
1d. Robert Langer, Sc.D.	☐	☐
1e. Dipchand (Deep) Nishar	☐	☐
1f. Isaac Ro	☐	☐
1g. Nicolas Roelofs, Ph.D.	☐	☐

Nominees OPPOSED BY the Board of Directors:

	FOR	WITHHOLD
1h. Howard H. Berman	☐	☐
1i. Joshua S. Horowitz	☐	☐
1j. Luis E. Rinaldini	☐	☐

Date: ____________________, 2026

____
Signature

____
Signature (Joint Owners)

____
Title(s)

This proxy must be properly signed in order to be valid. Please sign exactly as your name(s) appear(s) hereon. When signing as an attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If signing as a corporation or partnership, please have an authorized person sign in full corporate or partnership name.

Appendix A

Tax Benefit Preservation Plan

TAX BENEFIT PRESERVATION PLAN Dated as of February 26, 2026 between SEER, INC. and COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent

EXHIBITS

Exhibit A	Form of Certificate of Designation of Rights, Powers and Preferences of Series A Participating Preferred Stock
Exhibit B	Form of Rights Certificate
Exhibit C	Form of Summary of Rights

TAX BENEFIT PRESERVATION PLAN

This Tax Benefit Preservation Plan (this “Plan”), dated as of February 26, 2026, is between Seer, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as rights agent (the “Rights Agent”). Each of the Company and the Rights Agent are sometimes referred to as a “Party.” All capitalized terms used in this Plan have the meanings given to them in Section 1.

RECITALS

A. As of February 26, 2026 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company (the “Board”) (i) adopted resolutions creating a series of preferred stock designated as “Series A Participating Preferred Stock,” (ii) adopted this Plan and (iii) authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each share of Common Stock outstanding as of the Close of Business on March 9, 2026 (the “Record Date”). Upon the terms and subject to the conditions of this Plan, each Right initially represents the right to purchase one one-thousandth of a share of Preferred Stock (as such number may be adjusted pursuant to the provisions of this Plan) and has the rights, powers and preferences set forth in the form of Certificate of Designation of Rights, Powers and Preferences of Series A Participating Preferred Stock attached as Exhibit A.

B. The Board further authorized and directed the issuance of one Right (as such number may be adjusted pursuant to the provisions of this Plan) with respect to each share of Common Stock that becomes outstanding (whether as an original issuance or from the Company’s treasury) between the Record Date and, subject to Section 22, the earlier of the Distribution Date and the Expiration Date.

C. If the Company experiences an “ownership change,” as defined in Section 382 of the Code, its ability to use Tax Benefits for income tax purposes could be substantially limited or lost altogether.

D. The Company views the Tax Benefits as highly valuable assets of the Company that are likely to inure to the benefit of the Company and its stockholders, and the Board believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Tax Benefits on the terms and conditions set forth in this Plan.

AGREEMENT

The Parties therefore agree as follows:

Section 1. Certain Definitions. For purposes of this Plan, the following terms have the meanings indicated:

(a) “Acquiring Person” means any Person who or that, together with all Affiliates and Associates of such Person, is the Beneficial Owner of the Triggering Percentage or more of the shares of Common Stock then outstanding but will not include any Exempt Person. Notwithstanding anything in this definition of “Acquiring Person” to the contrary:

(i) no Person who Beneficially Owns, as of the time of the public announcement of this Plan, the Triggering Percentage or more of the shares of Common Stock then outstanding will become an Acquiring Person unless such Person, after the time of the public announcement of this Plan, becomes the Beneficial Owner of any additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the Common Stock in the form of shares of Common Stock or a split or subdivision of the Common Stock), unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person is not then the Beneficial Owner of the Triggering Percentage or more of the shares of Common Stock then outstanding (it being understood that such Person will be considered to be an Acquiring Person upon thereafter becoming the Beneficial Owner of the Triggering Percentage or more of the shares of Common Stock then outstanding unless expressly provided to the contrary under the other provisions of this Plan);

(ii) no Person will be deemed to be an Acquiring Person as the result of an acquisition of shares of Common Stock by an Exempt Person that, by reducing the number of shares of Common Stock then outstanding, increases the proportionate number of shares of Common Stock that are Beneficially Owned by such Person to the Triggering Percentage or more of the shares of Common Stock then outstanding, it being understood that if a Person becomes the Beneficial Owner of the Triggering Percentage or more of the shares of Common Stock then outstanding solely as the result of a reduction in the number of shares of Common Stock then outstanding due to an acquisition of shares of Common Stock by an Exempt Person and, after such acquisition by such Exempt Person, such Person becomes the Beneficial Owner of any additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the Common Stock in the form of shares of Common Stock or pursuant to a split or subdivision of the Common Stock), then such Person will be deemed to be an Acquiring Person unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person does not Beneficially Own the Triggering Percentage or more of the shares of Common Stock then outstanding (it being understood that such Person will be considered to be an Acquiring Person upon thereafter becoming the Beneficial Owner of the Triggering Percentage or more of the shares of Common Stock then outstanding unless expressly provided to the contrary under the other provisions of this Plan);

(iii) no Person will be deemed to be an Acquiring Person solely as a result of any unilateral grant of any security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, it being understood that if a Person becomes the Beneficial Owner of the Triggering Percentage or more of the shares of Common Stock then outstanding by reason of a unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, and such Person becomes the Beneficial Owner of any additional shares of Common Stock (other than (A) pursuant to a dividend or distribution paid or made by the Company on the Common Stock in shares of Common Stock or pursuant to a split or subdivision of the Common Stock; or (B) the unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interest (including restricted stock) granted by the Company to its directors, officers and employees), then such Person will be deemed to be an Acquiring Person unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person does not Beneficially Own the Triggering Percentage or more of the shares of Common Stock then outstanding (it being understood that such Person will be considered to be an Acquiring Person upon thereafter becoming the Beneficial Owner of the Triggering Percentage or more of the shares of Common Stock then outstanding unless expressly provided to the contrary under the other provisions of this Plan);

(iv) no Person will be deemed to be an Acquiring Person as the result of the acquisition of Beneficial Ownership of shares of Common Stock from an individual who, as of the time of the public announcement of this Plan, is the Beneficial Owner of the Triggering Percentage or more of the shares of Common Stock then outstanding if such shares of Common Stock are received by such Person upon an individual’s death pursuant to such individual’s will or pursuant to a charitable trust created by such individual for estate planning purposes; and

(v) if the Board determines in good faith that a Person who would otherwise be an Acquiring Person has become such inadvertently (including because (A) such Person was unaware that it Beneficially Owned a percentage of the shares of Common Stock then outstanding that would otherwise cause such Person to be an Acquiring Person or (B) such Person was aware of the extent of the shares of Common Stock then outstanding that it Beneficially Owned but had no actual knowledge of the consequences of such Beneficial Ownership pursuant to this Plan) and without any intention of changing or influencing control of the Company or negatively affecting the Tax Benefits, and if such Person divested or divests (including by entering into an agreement with the Company, which agreement is satisfactory to the Board (or a committee thereof) in its sole discretion, to divest and subsequently divests in accordance with the terms of such agreement, without exercising or retaining any power, including voting power, with respect to such shares of Common Stock) as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person, then such Person will not be deemed to be or to have become an Acquiring Person at any time for any purposes of this Plan.

Notwithstanding anything in this Plan to the contrary, the Board (or a committee thereof), in its sole discretion, may determine that any Person (whether or not including any Affiliates and Associates of such Person) is an Acquiring Person under this Plan if such Person becomes the Beneficial Owner of the Triggering Percentage or more of, in the aggregate, any of (i) the Company’s stock then outstanding (as the term “stock” is defined in Treasury Regulations § 1.382-2(a)(3) and § 1.382-2T(f)(18)); (ii) the Company’s preferred stock (other than preferred stock described in Section 1504(a)(4) of the Code); (iii) the Company’s warrants, rights, convertible debt or options (including options within the meaning of Treasury Regulations § 1.382-4(d)(9)) to purchase stock (other than preferred stock described in Section 1504(a)(4) of the Code); or (iv) any other interest that would be treated as “stock” of the Company pursuant to Treasury Regulation § 1.382-2T(f)(18) (any of the foregoing, “Stock”).

(b) “Adjustment Shares” has the meaning set forth in Section 11(a)(ii).

(c) “Affiliate” and “Associate” have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the date of this Plan, and, to the extent not included within the foregoing, will also include, with respect to any Person, any other Person (other than an Exempt Person) whose Stock: (i) would be deemed owned constructively or indirectly by such first Person for purposes of Section 382; (ii) would be deemed owned by a single “entity” as defined in Treasury Regulation § 1.382-3(a)(1) in which both such first Person and such other Person are included; or (iii) otherwise would be deemed aggregated with Stock owned by such first Person pursuant to the provisions of Section 382. Notwithstanding the foregoing, a Person will not be deemed to be an Affiliate or Associate of another Person solely because either or both such Persons are or were directors of the Company.

(d) “Appropriate Officers” means the Company’s Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Treasurer or Secretary, or any Vice President or Assistant Secretary.

(e) A Person will be deemed to be the “Beneficial Owner” of, and will be deemed to “Beneficially Own” and have “Beneficial Ownership” of, any securities:

(i) that such Person actually owns, directly or indirectly, or would be deemed to actually or constructively own pursuant to Section 382, including any “coordinated acquisition” of securities by any Persons who have a formal or informal understanding with respect to such acquisition (to the extent that ownership of such securities would be attributed to such Persons under Section 382), or otherwise would be aggregated with any securities owned by such Person pursuant to the Code, including Section 382;

(ii) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, owns or has the legal, equitable or contractual right or obligation to acquire (whether directly or indirectly and whether exercisable, or whether such obligation is required to be performed, immediately or only after the passage of time, upon compliance with regulatory requirements, upon satisfaction of one or more conditions (whether or not within the control of such Person, Affiliate or Associate), or otherwise): (A) pursuant to any agreement, arrangement or understanding whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities); (B) upon the exercise of any conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; (C) pursuant to the power to revoke a trust, discretionary account or similar arrangement; (D) pursuant to the power to terminate a repurchase or similar so-called “stock borrowing” agreement, arrangement or understanding; (E) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; or (F) pursuant to any securities (including rights, options or warrants) that are convertible or exchangeable into, or exercisable for, Common Stock but only at such time as such securities are converted, exchanged or exercised or are otherwise “beneficially owned” (as determined pursuant to Rule 13d-3 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the date of this Plan), except to the extent that the acquisition or transfer of any such security (including any rights, options or warrants) would be treated as exercised on the date of its acquisition or transfer pursuant to Treasury Regulations § 1.382-4(d), except, in each case, that that a Person will not be deemed pursuant to this Section 1(e)(ii) to be the Beneficial Owner of, or to Beneficially Own, securities (1) tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; (2) issuable upon the exercise of Rights at any time prior to the occurrence of a Triggering Event; (3) issuable upon the exercise of Rights from and after the occurrence of a Triggering Event if such Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 (the “Original Rights”) or pursuant to Section 11(h) in connection with an adjustment made with respect to any Original Rights; or (4) that a Person or any of such Person’s Affiliates or Associates may be deemed to have the right to acquire, or does acquire, pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of its Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of its Affiliates or Associates) in connection with such merger or other acquisition, if in each case such agreement has been approved by the Board prior to a Section 11(a)(ii) Event occurring with respect to such Person (or one or more of its Affiliates or Associates);

(iii) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote (including the power to vote or to direct the voting of) or dispose (or direct the disposition) of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the date of this Plan), including pursuant to any agreement, arrangement or understanding whether or not in writing, except that a Person will not be deemed to be the Beneficial Owner of, or to Beneficially Own, any security pursuant to this Section 1(e)(iii) as a result of an agreement, arrangement or understanding (whether or not in writing) to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations promulgated under the Exchange Act; (B) is not also then reportable by such Person on Schedule 13D; or (C) does not constitute a trust, proxy, power of attorney or other device with the purpose or effect of allowing two or more persons, acting in concert, to avoid being deemed Beneficial Owners of such security or otherwise avoid the status of Acquiring Person under the terms of this Plan or as part of a plan or scheme to evade the reporting requirements under Schedule 13D or Sections 13(d) or 13(g) of the Exchange Act;

(iv) that are Beneficially Owned, directly or indirectly, by any other Person (or any of such Person’s Affiliates or Associates) with which such first Person (or any of such first Person’s Affiliates or Associates) has any agreement, arrangement or understanding whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy to the extent contemplated by the proviso to Section 1(e)(iii)) or disposing of any securities of the Company, it being understood that no person who is an officer, director or employee of an Exempt Person will be deemed, solely by reason of such person’s status or authority as such, to be a Beneficial Owner of, to have Beneficial Ownership of or to Beneficially Own any securities of the Company that are Beneficially Owned (including in a fiduciary capacity) by an Exempt Person or by any other officer, director or employee of an Exempt Person, it being further understood that any stockholder of the Company, together with any Affiliate, Associate or other person who may be deemed to be a representative of such stockholder who is then serving as a director of the Company, will not be deemed to be the Beneficial Owner of, to have Beneficial Ownership of or to Beneficially Own any securities of the Company held by any other Person as a result of (A) any Person affiliated or otherwise associated with such stockholder serving as a director of the Company or taking any action in connection therewith; (B) discussing the status of its securities with the Company or other stockholders of the Company that are similarly situated; or (C) voting or acting in a manner similar to other stockholders of the Company that are similarly situated, absent a specific finding by the Board of an express agreement among such stockholders to act in concert with one another as stockholders so as to cause, in the good faith judgment of the Board, each such stockholder to be the Beneficial Owner of the securities held by the other stockholder(s); or

(v) that are the subject of a derivative instrument or transaction entered into by such Person or any of such Person’s Affiliates or Associates, including, for these purposes, any derivative instrument (whether or not presently exercisable) acquired by such Person, or any of such Person’s Affiliates or Associates, that gives such Person, or any of such Person’s Affiliates or Associates, the economic equivalent of direct or indirect ownership of, or the opportunity to obtain ownership of, an amount of securities where the value of the derivative is determined in whole or in part with reference to, or derived in whole or in part from, the price or value of such securities, or that provides such Person, or any of such Person’s Affiliates or Associates, an opportunity, directly or indirectly, to profit, or to share in any profit derived from, any change in the value of such securities, in any case without regard to whether (A) the derivative conveys any voting rights in such securities to such Person, or any of such Person’s Affiliates or Associates; (B) the derivative is required to be, or capable of being, settled through delivery of such securities, cash or other property; or (C) such Person, or any of such Person’s Affiliates or Associates, may have entered into other transactions that hedge the economic effect of the derivative (it being understood that (1) in determining the number of shares of Common Stock that the subject Person will be deemed to Beneficially Own by virtue of the operation of this Section 1(e)(v), the subject Person will be deemed to Beneficially Own (without duplication) the notional or other number of shares of Common Stock that, pursuant to the documentation evidencing the derivative position, may be acquired upon the exercise or settlement of the applicable right or as the basis upon which the value or settlement amount of such right, or the opportunity of the holder of such right to profit or share in any profit, is to be calculated, in whole or in part, and in any case (or if no such number of shares of Common Stock is specified in such documentation or otherwise) as determined by the Board in good faith to be the number of shares of Common Stock to which the derivative position relates; and (2) the modification (directly or indirectly) of any derivative instrument or transaction that on the date of this Plan is not by its terms exchangeable or exercisable for, or convertible into, shares of Common Stock to provide for the possibility of, or the exchange or settlement of any such instrument or transaction for, the issuance or transfer of shares of Common Stock or an instrument or transaction providing for the issuance or transfer of shares of Common Stock will be deemed to be an acquisition of Beneficial Ownership of additional shares of Common Stock, in each case regardless of whether, thereafter or as a result thereof, there is an increase, decrease or no change in the percentage of shares of Common Stock then outstanding that are Beneficially Owned by such Person).

(f) “Board” has the meaning set forth in the recitals at the beginning of this Plan.

(g) “Book Entry Shares” has the meaning set forth in Section 3(a).

(h) “Business Day” means any day other than a Saturday, Sunday or a day on which the Federal Reserve Bank of New York is closed.

(i) “Close of Business” on any given date means 5:00 p.m., New York City time, on such date. If such date is not a Business Day, then it means 5:00 p.m., New York City time, on the next succeeding Business Day.

(j) “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.

(k) “Common Stock” means, unless otherwise specified, the shares of Class A Common Stock, par value $0.00001 per share, of the Company. When used with reference to any Person other than the Company, Common Stock means the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person or, if such Person is a Subsidiary of another Person, of the Person that ultimately controls such first Person.

(l) “Common Stock Equivalents” has the meaning set forth in Section 11(a)(iii).

(m) “Company” has the meaning set forth in the preamble, subject to the terms of Section 13(a).

(n) “Current Per Share Market Price” of any security (a “Security” for purposes of this definition), for all computations other than those made pursuant to Section 11(a)(iii), means the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii), the Current Per Share Market Price of any Security on any date will be deemed to be the average of the daily closing prices per share of such Security for the 10 consecutive Trading Days immediately following but not including such date. If the Current Per Share Market Price of the Security is determined during any period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares (other than the Rights) or (ii) any subdivision, combination, consolidation, reverse stock split or reclassification of such Security, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination, consolidation, reverse stock split or reclassification, has not occurred prior to the commencement of the requisite 30 consecutive Trading Day or 10 consecutive Trading Day period as set forth above, then, and in each such case, the Current Per Share Market Price will be appropriately adjusted to take into account ex-dividend trading. The closing price for each day will be the last sale price, regular way, reported at or prior to 4:00 p.m., New York City time, or, if no such sale takes place on such day, the average of the bid and asked prices, regular way, reported as of 4:00 p.m. New York City time, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on Nasdaq or, if the Security is not listed or admitted to trading on Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price reported at or prior to 4:00 p.m., New York City time, or, if on such date the Security is not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported as of 4:00 p.m., New York City time, by Nasdaq or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If on any such date no market maker is making a market in the Security, the fair value of the Security on such date as determined in good faith by the Board will be used, which determination will be described in a statement filed with the Rights Agent and will be conclusive and binding on the Rights Agent and the holders of the Rights. If the Current Per Share Market Price of the Preferred Stock cannot be determined in the manner provided above or if the shares of Preferred Stock are not publicly held or not listed or traded in a manner described above, then the Current Per Share Market Price of the Preferred Stock will be conclusively deemed to be (x) the Current Per Share Market Price of the Common Stock as determined pursuant to this Section 1(n) multiplied by (y) 1,000 (as such number may be appropriately adjusted to reflect any subdivision, combination, consolidation, reverse stock split or reclassification of Common Stock occurring after the Rights Dividend Declaration Date). If the Security (other than the Preferred Stock) is not publicly held or not so listed or traded, or if on any such date the Security is not so quoted and no such market maker is making a market in the Security, then the Current Per Share Market Price means the fair value per Security as determined in good faith by the Board, after consultation with a nationally recognized investment banking firm, whose determination will be described in a statement filed with the Rights Agent and will be conclusive and binding on the Rights Agent and the holders of the Rights.

(o) “Current Exchange Value” means the product of the Current Per Share Market Price of Common Stock on the date of the occurrence of an Exchange Determination (or the next Business Day, if such date is not a Business Day) multiplied by the number of shares of Common Stock for which the Right would otherwise be exchangeable (without regard to whether there were sufficient shares of Common Stock available therefor).

(p) “Current Value” has the meaning set forth in Section 11(a)(iii).

(q) “Distribution Date” means the earlier of (i) the Close of Business on the 10th Business Day (or such later date as may be determined by action of the Board, which action must be taken prior to the Distribution Date that otherwise would have occurred) after the Stock Acquisition Date (or, if the 10th Business Day after the Stock Acquisition Date occurs before the Record Date, then the Close of Business on the Record Date); or (ii) the Close of Business on the 10th Business Day (or, if such 10th Business Day occurs before the Record Date, then the Close of Business on the Record Date) (or such later date as may be determined by the Board) after the date that a tender or exchange offer by any Person (other than an Exempt Person) is first published, sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations promulgated under the Exchange Act if, assuming the successful consummation thereof, such Person would be an Acquiring Person. If any tender or exchange offer referred to in the prior sentence is canceled, terminated or otherwise withdrawn prior to the Distribution Date without the purchase or exchange of any shares of Common Stock pursuant thereto, then such offer will be deemed, for purposes of this Section 1(q), never to have been made.

(r) “Equivalent Preferred Stock” means any class or series of capital stock of the Company having the same rights, powers and preferences as the Preferred Stock.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t) “Exchange Determination” has the meaning set forth in Section 24(a).

(u) “Exchange Ratio” has the meaning set forth in Section 24(a).

(v) “Exempt Person” means (i) the Company or any Subsidiary of the Company, in each case including in any fiduciary capacity; (ii) any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan or for the purpose of funding any such plan or any other employee benefits for employees of the Company or any Subsidiary of the Company; or (iii) any Person determined to be an Exempt Person in accordance with Section 25 (but only to the extent so determined). No Person who is an officer, director or employee of an Exempt Person will be deemed, solely by reason of such Person’s status or authority as such, to be the Beneficial Owner of, to have Beneficial Ownership of or to Beneficially Own any securities that are Beneficially Owned (including in a fiduciary capacity) by an Exempt Person or by any other officer, director or employee of an Exempt Person.

(w) “Exemption Request” has the meaning set forth in Section 25(a).

(x) “Exercise Price” is initially $11.00 for each one one-thousandth of a share of Preferred Stock issuable pursuant to the exercise of a Right and is subject to adjustment from time to time as provided in Section 11 or Section 13.

(y) “Expiration Date” means the earliest to occur of (i) the Close of Business on the Final Expiration Date; (ii) the Redemption Date; (iii) the time at which the Board orders the exchange of the Rights as provided in Section 24; (iv) the Close of Business on February 25, 2026, if Stockholder Approval has not otherwise been obtained by that date; (v) the Close of Business on the effective date of the repeal of Section 382 or Section 383 if the Board, in its sole discretion, determines that this Plan is no longer necessary or desirable for the preservation of the Tax Benefits; (vi) the Close of Business on the date on which the Board, in its sole discretion, determines that the Tax Benefits are fully utilized or no longer available pursuant to Section 382 or Section 383; (vii) the Close of Business on the first day of a taxable year of the Company to which the Board determines, in its sole discretion, that no Tax Benefits may be carried forward; or (viii) the Close of Business on the date on which the Board, in its sole discretion and prior to the Distribution Date, determines that this Plan and the Rights are no longer in the best interests of the Company and its stockholders.

(z) “Final Expiration Date” means February 25, 2029.

(aa) “Nasdaq” means The Nasdaq Stock Market LLC.

(bb) “Original Rights” has the meaning set forth in Section 1(e)(ii).

(cc) “Person” means any individual, firm, corporation, partnership (general or limited), limited liability company, joint venture, business trust, trust, association, syndicate, group (as such term is used in Rule 13d-5 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the date of this Plan) or other entity, or any group of Persons having a formal or informal understanding among themselves to make a “coordinated acquisition” of Common Stock within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and, in each case, will include any successor (by merger or otherwise) of any such Person, but will not include a Public Group (as defined in Section 1.382-2T(f)(13) of the Treasury Regulations).

(dd) “Plan” has the meaning set forth in the preamble.

(ee) “Post-Event Transferee” has the meaning set forth in Section 7(e).

(ff) “Pre-Event Transferee” has the meaning set forth in Section 7(e).

(gg) “Preferred Stock” means shares of Series A Participating Preferred Stock, par value $0.00001 per share, of the Company and, to the extent that there are not a sufficient number of shares of Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Preferred Stock.

(hh) “Principal Party” means (i) in the case of any transaction described in clause (i) or (ii) of Section 13(a), (A) the Person that is the issuer of the securities into which the Common Stock are converted in the consolidation or merger, or, if there is more than one such issuer, the issuer whose Common Stock have the greatest aggregate market value of shares outstanding; or (B) if no securities are so issued, (1) the Person that is the other party to the consolidation or merger, if such Person survives the consolidation or merger, or, if there is more than one such Person, the Person whose Common Stock has the greatest aggregate market value of shares outstanding; (2) if the Person that is the other party to the consolidation or merger does not survive such consolidation or merger, the Person that does survive such consolidation or merger (including the Company if it survives); or (3) the Person resulting from the consolidation or merger; and (ii) in the case of any transaction described in clause (iii) of Section 13(a), the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions, or, if more than one Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred and each such portion would, were it not for the other equal portions, constitute the greatest portion of the assets or earning power so transferred, or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding. For purposes of this definition, if the shares of Common Stock of such Person are not at such time, or have not been continuously over the preceding 12-month period, registered pursuant to Section 12 of the Exchange Act, then if such Person is (x) a direct or indirect Subsidiary of another Person whose Common Stock is and has been so registered, the term “Principal Party” will refer to such other Person, (y) a direct or indirect Subsidiary of more than one Person whose shares of Common Stock is and has been so registered, the term “Principal Party” will refer to whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding, or (z) owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (x) and (y) above will apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case must bear the obligations set forth in Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

(ii) “Record Date” has the meaning set forth in the recitals at the beginning of this Plan.

(jj) “Redemption Date” has the meaning set forth in Section 23(a).

(kk) “Redemption Price” has the meaning set forth in Section 23(a).

(ll) “Requesting Person” has the meaning set forth in Section 25(a).

(mm) “Right” has the meaning set forth in the recitals at the beginning of this Plan.

(nn) “Rights Agent” has the meaning set forth in the preamble.

(oo) “Rights Certificate” means a certificate substantially in the form attached as Exhibit B.

(pp) “Rights Dividend Declaration Date” has the meaning set forth in the recitals at the beginning of this Plan.

(qq) “Schedule 13D” means a statement on Schedule 13D filing pursuant to Rule 13d-1(a), 13d-1(e), Rule 13d-1(f) or 13d-1(g) of the General Rules and Regulations under the Exchange Act, and any comparable or successor report.

(rr) “SEC” means the United States Securities and Exchange Commission.

(ss) “Section 11(a)(ii) Event” has the meaning set forth in Section 11(a)(ii).

(tt) “Section 11(a)(ii) Trigger Date” has the meaning set forth in Section 11(a)(iii).

(uu) “Section 13 Event” means any event described in clause (i), (ii) or (iii) of Section 13(a).

(vv) “Section 382” means Section 382 of the Code.

(ww) “Section 383” means Section 383 of the Code.

(xx) “Securities Act” means the Securities Act of 1933, as amended.

(yy) “Security” has the meaning set forth in Section 1(n).

(zz) “Signature Guarantee” means a Signature Guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association.

(aaa) “Spread” means the excess of (i) the Current Value over (ii) the Exercise Price.

(bbb) “Stock Acquisition Date” means (i) the first date of public announcement (which, for purposes of this definition, includes the filing or amending of a Schedule 13D) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information that reveals the existence of an Acquiring Person or (ii) such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person.

(ccc) “Stockholder Approval” means the ratification or approval of this Plan by the affirmative vote of a majority of the voting power of the shares of Common Stock present in person or represented by proxy and entitled to vote (excluding any votes cast by any Acquiring Person or its Affiliates or Associates) at a duly called meeting of stockholders of the Company (or any adjournment, postponement or other delay thereof) at which a quorum is present.

(ddd) “Subsequent Transferee” has the meaning set forth in Section 7(e).

(eee) “Subsidiary” of any Person means any firm, corporation, partnership (general or limited), limited liability company, joint venture, business trust, trust, association, syndicate or other entity (whether or not incorporated) of which an amount of voting securities sufficient to elect a majority of the directors or Persons having similar authority, or a majority of the equity or ownership interests, is Beneficially Owned, directly or indirectly, by such Person, or any firm, corporation, partnership, limited liability company, joint venture, business trust, trust, association, syndicate or other entity (whether or not incorporated) otherwise controlled by such Person.

(fff) “Substitution Period” has the meaning set forth in Section 11(a)(iii).

(ggg) “Summary of Rights” means a summary of this Plan substantially in the form attached as Exhibit C.

(hhh) “Tax Benefits” means net operating carryovers, capital loss carryovers, general business credit carryovers, Section 163(j) deferred interest carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction (whether actual or prospective) attributable to a “net unrealized built-in loss” within the meaning of Section 382, in each case of the Company or any of its Subsidiaries.

(iii) “Trading Day” means a day on which the principal national securities exchange on which a referenced security is listed or admitted to trading is open for the transaction of business or, if a referenced security is not listed or admitted to trading on any national securities exchange, a Business Day.

(jjj) “Treasury Regulations” means the final, temporary and proposed income tax regulations promulgated by the United States Department of the Treasury pursuant to the Code, as amended or superseded from time to time.

(kkk) “Triggering Event” means any Section 11(a)(ii) Event or Section 13 Event.

(lll) “Triggering Percentage” means 4.9 percent.

(mmm) “Trust” has the meaning set forth in Section 24(b)(ii).

(nnn) “Trust Agreement” has the meaning set forth in Section 24(b)(ii).

(ooo) “Waiver Request” has the meaning set forth in Section 25(b).

Section 2. Appointment of Rights Agent. The Company appoints the Rights Agent to act as rights agent for the Company in accordance with the express terms and conditions hereof (and no implied terms and conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable (the term “Rights Agent” being used herein to refer, collectively, to the Rights Agent together with any such co-Rights Agents), upon 10 days prior written notice thereof to the Rights Agent. If the Company appoints one or more co-Rights Agents, then the respective duties of the Rights Agent and any co-Rights Agents will be as the Company reasonably determines provided that (a) such duties are consistent with the terms and conditions of this Plan; and (b) contemporaneously with such appointment the Company notifies, in writing, the Rights Agent and any co-Rights Agents of any such duties. The Rights Agent will have no duty to supervise and will in no event be liable for the acts or omissions of any co-Rights Agent.

Section 3. Issuance of Rights Certificates.

(a) Rights Evidenced by Certificates for Shares of Common Stock and Book Entry Shares. Until the Distribution Date, (i) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of Section 3(b) and Section 3(c)) by the certificates for shares of Common Stock registered in the names of the holders thereof or, in the case of uncertificated shares of Common Stock registered in book entry form (“Book Entry Shares”), by notation in book entry accounts reflecting the ownership of such shares of Common Stock (which certificates and Book Entry Shares, as applicable, will also be deemed to be Rights Certificates) and not by separate Rights Certificates; and (ii) the Rights (and the right to receive Rights Certificates) will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if so requested and provided with all necessary information and documents, send) (by mailing, in accordance with Section 27 or by such means as may be selected by the Company) to each record holder of shares of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any of its Affiliates or Associates), at the address of such holder shown on the transfer books of the Company or the transfer agent for the Common Stock, one or more Rights Certificates evidencing one Right for each share of Common Stock so held, subject to adjustment as provided in this Plan. Receipt of a Rights Certificate by any Person will not preclude a later determination that all or part of the Rights represented by such Rights Certificate are void pursuant to Section 7(e). To the extent that a Section 11(a)(ii) Event has also occurred, the Company may implement such procedures as it deems appropriate in its sole discretion to minimize the possibility that Rights are received by any Person whose Rights are null and void pursuant to Section 7(e). If an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11, then at the time of distribution of the Rights Certificates, the Company will make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights (in accordance with Section 14(a)). As of and after the Distribution Date, the Rights will be evidenced solely by the Rights Certificates and may be transferred by the transfer of the Rights Certificates as permitted by this Plan, separately and apart from any transfer of shares of Common Stock, and the holders of such Rights Certificates as shown on the transfer books of the Company or the transfer agent for the Rights (which may be the Rights Agent) will be the record holders thereof. The Company will promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing within two Business Days. Until such notice is provided to the Rights Agent, it may presume conclusively for all purposes that the Distribution Date has not occurred.

(b) Summary of Rights; Outstanding Shares of Common Stock. The Company will make available, or cause to be made available, promptly after the Record Date, a copy of the Summary of Rights to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates representing shares of Common Stock and Book Entry Shares, as applicable, outstanding as of the Record Date or issued subsequent to the Record Date, until the earlier of the Distribution Date or the Expiration Date, the Rights will be evidenced by such certificates or Book Entry Shares, and the registered holders of the Common Stock will also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the surrender for transfer of any shares of Common Stock in respect of which Rights have been issued (with or without a copy of the Summary of Rights) will also constitute the transfer of the Rights associated with such shares of Common Stock. Notwithstanding anything to the contrary in this Plan, upon the effectiveness of a redemption pursuant to Section 23 or an exchange pursuant to Section 24, the Company will not thereafter issue any additional Rights and, for the avoidance of doubt, no Rights will be attached to or will be issued with any Common Stock (including any shares of Common Stock issued pursuant to an exchange) at any time thereafter.

(c) Legend. Rights will be issued in respect of all shares of Common Stock that are issued (whether as an original issuance or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date. Certificates representing such shares of Common Stock will also be deemed to be certificates for Rights, and will bear substantially the following legend if such certificates are issued after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date:

This certificate also evidences and entitles the holder to certain rights as set forth in a Tax Benefit Preservation Plan, dated as of February 26, 2026, between Seer, Inc. (the “Company”) and Computershare Trust Company, N.A., as rights agent, as it may be amended from time to time (the “Plan”), the terms of which are incorporated by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances as set forth in the Plan, the Rights (as defined in the Plan) may be redeemed, may become exercisable for securities or assets of the Company or securities of another entity, may be exchanged for shares of common stock or other securities or assets of the Company, may expire or may be evidenced by separate certificates, and may no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Plan as in effect on the date of mailing without charge after receipt of a written request therefor. Under certain circumstances as set forth in the Plan, Rights that are beneficially owned by, transferred to or have been owned by an Acquiring Person (as defined in the Plan) or any of its Affiliates (as defined in the Plan) or Associates (as defined in the Plan) will be null and void and will no longer be transferable.

With respect to any Book Entry Shares, a legend in substantially similar form will be included in any appropriate ownership notice provided to the holder of such Book Entry Share or in a notice to the record holder of such Book Entry Share in accordance with applicable law. With respect to such certificates representing shares of Common Stock or Book Entry Shares, as applicable, containing the foregoing legend, until the earlier of the Distribution Date or the Expiration Date, (i) the Rights associated with the shares of Common Stock represented by such certificates or Book Entry Shares will be evidenced solely by such certificates or Book Entry Shares; (ii) the registered holders of the shares of Common Stock will also be the registered holders of the associated Rights; and (iii) the surrender for transfer of any such certificates or Book Entry Shares (with or without a copy of the Summary of Rights) will also constitute the transfer of the Rights associated with the shares of Common Stock represented thereby. Notwithstanding this Section 3(c), the omission of a required legend, the inclusion of a legend that makes reference to a stockholder rights plan other than this Plan or the failure to provide notice thereof will not affect the enforceability of any part of this Plan or the rights of any holder of Rights.

(d) Acquisitions of Rights by the Company. If the Company purchases or acquires any shares of Common Stock after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date, then any Rights associated with such shares of Common Stock will be deemed to be canceled and retired so that the Company will not be entitled to exercise any Rights associated with the shares of Common Stock that are no longer outstanding.

Section 4. Form of Rights Certificates.

(a) Rights Certificates. The Rights Certificates (and the form of election to purchase and form of assignment, including the certifications therein, to be printed on the reverse thereof) will be substantially in the form of Exhibit B, and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, responsibilities or liabilities of the Rights Agent) and are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto, with any applicable rule or regulation of any applicable stock exchange or trading system on which the Rights may from time to time be listed or quoted or of the Financial Industry Regulatory Authority, or to conform to customary usage. Subject to the provisions of Section 11 and Section 22, the Rights Certificates, whenever distributed, will be dated as of the Record Date (or in the case of Rights issued with respect to shares of Common Stock issued by the Company after the Record Date, as of the date of issuance of such Common Stock) and on their face will entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as will be set forth therein at the Exercise Price, but the number and type of securities purchasable upon the exercise of each Right and the Exercise Price will be subject to adjustment as provided in this Plan.

(b) Certain Legends. Any Rights Certificate issued pursuant to Section 3(a), Section 11(h) or Section 22 that represents Rights that are Beneficially Owned by an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing, and any Rights Certificate issued pursuant to Section 6 or Section 11 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, will contain (to the extent that the Rights Agent has notice thereof and to the extent feasible) substantially the following legend:

The Rights represented by this Rights Certificate are or were beneficially owned by a person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Plan). Accordingly, this Rights Certificate and the Rights may become null and void in the circumstances specified in Section 7(e) of the Plan.

(c) Uncertificated Rights. Notwithstanding anything to the contrary in this Plan, the Company and the Rights Agent may amend this Plan to provide for uncertificated Rights in addition to or in place of Rights evidenced by Rights Certificates.

Section 5. Countersignature and Registration.

(a) Countersignature. The Rights Certificates will be executed on behalf of the Company by one of its Appropriate Officers, which execution will be attested to by such officers as the Board may designate, in each case by manual, facsimile or other electronic signature, and will have affixed thereto the Company’s seal (if any) or a facsimile or other electronic copy thereof. The Rights Certificates will be countersigned, by manual, facsimile or other electronic signature, by an authorized signatory of the Rights Agent, but it will not be necessary for the same signatory to countersign all of the Rights Certificates. No Rights Certificate will be valid for any purpose unless countersigned by the Rights Agent. If any director or officer of the Company who has signed or attested to any of the Rights Certificates ceases to be such director or officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates nevertheless may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed or attested to such Rights Certificates on behalf of the Company had not ceased to be a director or officer of the Company. Any Rights Certificate may be signed or attested to on behalf of the Company by any person who, as of the actual date of the execution of such Rights Certificate, is a proper director or officer of the Company to sign such Rights Certificate, although at the date of the execution of this Plan any such person was not such a director or officer. In case any authorized signatory of the Rights Agent who has countersigned any Rights Certificate ceases to be an authorized signatory of the Rights Agent before issuance and delivery by the Company, such Rights Certificate, nevertheless, may be issued and delivered by the Company with the same force and effect as though the person who countersigned such Rights Certificate had not ceased to be an authorized signatory of the Rights Agent. Any Rights Certificate may be countersigned on behalf of the Rights Agent by any person who, at the actual date of the countersignature of such Rights Certificate, is properly authorized to countersign such Rights Certificate, although at the date of the execution of this Plan any such person was not so authorized.

(b) Transfer Books. Following the Distribution Date and receipt by the Rights Agent of written notice to that effect and all other relevant and necessary information referred to in Section 3(a), the Rights Agent will keep or cause to be kept, at its office designated for such purposes, books for registration and transfer of the Rights Certificates issued under this Plan. Such books will show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates, the certificate number of each of the Rights Certificates and the date of each of the Rights Certificates. The Rights Agent will not register, or permit to be registered, any transfer or exchange of any Rights Certificates (or the underlying Rights) that have become null and void pursuant to Section 7(e), have been redeemed pursuant to Section 23 or have been exchanged pursuant to Section 24.

Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Transfer, Split Up, Combination and Exchange of Rights Certificates. Subject to the provisions of Section 4(b), Section 7(e), Section 14 and Section 24, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate (other than any Rights Certificate representing Rights that have become null and void pursuant to Section 7(e), that have been redeemed pursuant to Section 23 or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Rights Certificate entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as the Rights Certificate surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate will make such request in writing delivered to the Rights Agent, and will surrender the Rights Certificate, together with any required form of assignment duly executed and properly completed, to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose, along with a Signature Guarantee. The Rights Certificates are transferable only on the books and records of the Rights Agent. Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company will be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder has properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Rights Certificate accompanied by a Signature Guarantee and such other documentation as the Rights Agent reasonably requests. Thereupon, subject to Section 4(b), Section 7(e), Section 14 and Section 24, the Rights Agent will countersign (by manual, facsimile or other electronic signature) and deliver to the Person entitled thereto a Rights Certificate as so requested. The Company or the Rights Agent may require payment from the holder of a Rights Certificate of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of any Rights Certificate. If and to the extent that the Company does require payment of any such tax or governmental charge, the Company will provide the Rights Agent prompt written notice thereof and the Rights Agent will not deliver any Rights Certificate unless and until the Rights Agent is satisfied that all such payments have been made, and the Rights Agent will forward any such sum collected by it to the Company or to such Person as the Company specifies by written notice. The Rights Agent will not have any duty or obligation to take any action pursuant to any Section of this Plan related to the issuance or delivery of Rights Certificates unless and until it is satisfied that all such taxes or charges have been paid.

(b) Mutilated, Destroyed, Lost or Stolen Rights Certificates. Subject to the provisions of Section 7(e), Section 11(a)(ii) and Section 24, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to each of the Company and the Rights Agent of the loss, theft, destruction or mutilation of a Rights Certificate and such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent may request, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to each of the Company and the Rights Agent, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will make and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated. Every new Rights Certificate issued pursuant to this Section 6(b) in lieu of any lost, stolen, destroyed or mutilated Rights Certificate will evidence a contractual obligation of the Company, whether or not the lost, stolen, destroyed or mutilated Rights Certificate will be at any time enforceable by anyone, and, subject to Section 7(e), will be entitled to all the benefits of this Plan equally and proportionately with any and all other Rights duly issued under this Plan.

Section 7. Exercise of Rights; Exercise Price; Prohibited Issuances.

(a) Exercise of Rights. Subject to Section 7(e), Section 23(b) and Section 24(a), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided in this Plan) in whole or in part on any Business Day at or after the Distribution Date and prior to the Close of Business on the Expiration Date by surrender of the Rights Certificate, with the form of election to purchase and certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, accompanied by a Signature Guarantee and such other documentation as the Rights Agent reasonably requests, together with payment of the Exercise Price for each one one-thousandth of a share of Preferred Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as to which the Rights are exercised.

(b) Exercise Price. The Exercise Price is payable in accordance with Section 7(c).

(c) Payment. Except as otherwise provided in this Plan, upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and certificate properly completed and duly executed, accompanied by payment of the aggregate Exercise Price for the total number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable transfer tax or governmental charge required to be paid by the holder of such Rights Certificate in accordance with Section 9(e), the Rights Agent will, subject to Section 7(f) and Section 20(m), thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Stock (or make available, if the Rights Agent is the transfer agent for the Preferred Stock) a certificate for the total number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be) to be purchased (or, in the case of uncertificated shares or other securities, requisition from the transfer agent a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the transfer books of the Company), and the Company irrevocably authorizes its transfer agent to comply with all such requests; or (B) if the Company has elected to deposit the total number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be) issuable upon exercise of the Rights with a depositary agent, requisition from such depositary agent depositary receipts representing interests in such number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as are to be purchased (in which case certificates representing shares of the Preferred Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be) represented by such receipts will be deposited by the transfer agent with such depositary agent) and the Company irrevocably directs such depositary agent to comply with such request; (ii) when necessary to comply with the terms of this Plan, requisition from the Company the amount of cash, if any, to be paid in lieu of the issuance of fractional shares in accordance with Section 14; (iii) after receipt of such certificates, notices, or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder; and (iv) when necessary to comply with the terms of this Plan, after receipt thereof, deliver such cash to or upon the order of the registered holder of such Rights Certificate. The payment of the Exercise Price (as such amount may be reduced (including to zero) pursuant to Section 11(a)(iii)), and an amount equal to any applicable transfer tax or governmental charge required to be paid by the holder of such Rights Certificate in accordance with Section 9(e), may be made by certified bank check, money order, cashier’s check or bank draft payable to the order of the Company. If the Company is obligated to issue securities of the Company other than Preferred Stock, pay cash or distribute other property pursuant to Section 11(a), then the Company will make all arrangements necessary so that such other securities, cash or other property are available for distribution by the Rights Agent, if and when necessary to comply with the terms of this Plan. Notwithstanding anything to the contrary in this Plan, the Company reserves the right to require that prior to the occurrence of a Triggering Event, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

(d) Partial Exercise. If the registered holder of any Rights Certificate exercises less than all the Rights evidenced thereby, then a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised will be issued by the Rights Agent and delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name as may be designated by such holder, subject to the provisions of Section 14.

(e) Prohibited Issuances. Notwithstanding anything to the contrary in this Plan, from and after the first occurrence of a Triggering Event, any Rights that are or were acquired or Beneficially Owned by (i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or an Affiliate or Associate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such (a “Post-Event Transferee”), (iii) a transferee of an Acquiring Person (or an Affiliate or Associate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or an Affiliate or Associate of the Acquiring Person) to holders of equity interests in such Acquiring Person (or an

Affiliate or Associate of such Acquiring Person) or to any Person with whom the Acquiring Person (or an Affiliate or Associate of the Acquiring Person) has any continuing agreement, arrangement or understanding whether or not in writing regarding the transferred Rights or (B) a transfer that the Board has determined is part of a plan, arrangement or understanding that has as a primary purpose or effect of avoiding this Section 7(e) (a “Pre-Event Transferee”), (iv) any subsequent transferee receiving transferred Rights from a Post-Event Transferee or a Pre-Event Transferee, either directly or through one or more intermediate transferees (a “Subsequent Transferee”), or (v) any nominee of any of the foregoing will, in each case, become null and void without any further action, and no holder (whether or not such holder is an Acquiring Person or an Affiliate or Associate of an Acquiring Person) of such Rights will have any rights whatsoever (including the right to exercise) with respect to such Rights or any Rights Certificates that formerly evidenced such Rights, whether pursuant to any provision of this Plan or otherwise. From and after the first occurrence of a Triggering Event, no Rights Certificate will be issued pursuant to this Plan (including to an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing) that represents one or more Rights that are or have become null and void pursuant to this Section 7(e) or with respect to any Common Stock otherwise deemed to be Beneficially Owned by any of the foregoing, and any Rights Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to this Section 7(e) will be canceled. The Company will use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent will have any liability to any holder of Rights Certificates or to any other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing. The Company will provide the Rights Agent with written notice of the identity of any such Acquiring Person, Affiliate or Associate of an Acquiring Person, Post-Event Transferee, Pre-Event Transferee, Subsequent Transferee or any nominee of any of the foregoing, and the Rights Agent may rely on such notice in carrying out its duties pursuant to this Plan and will be deemed not to have any knowledge of the identity of any such Person unless and until it has received such notice.

(f) Information Concerning Ownership. Notwithstanding anything to the contrary in this Plan or any Rights Certificate, neither the Rights Agent nor the Company is obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise or transfer of Rights as set forth in this Section 7 unless such registered holder, in addition to having complied with the requirements of Section 7(a), has (i) properly completed and duly executed the certificate contained in the form of election to purchase or form of assignment, as applicable, set forth on the reverse side of the Rights Certificate surrendered for such exercise or assignment; and (ii) provided such additional evidence (including the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby, and the Affiliates or Associates of such Beneficial Owner or former Beneficial Owner) as the Company or the Rights Agent may reasonably request. If such registered holder does not comply with the foregoing requirements, then the Company will be entitled to conclusively deem such Rights to be Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing, as applicable) and, accordingly, such Rights will be null and void and not exercisable or transferable.

Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination, redemption or exchange will, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, will be canceled by it, and no Rights Certificates will be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company will deliver to the Rights Agent for cancellation and retirement, and, at the expense of the Company, the Rights Agent will so cancel and retire, any Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. Subject to applicable law, the Rights Agent will maintain electronic or physical records of all Rights Certificates that have been canceled or destroyed by the Rights Agent.

Section 9. Reservation and Availability of Shares of Capital Stock.

(a) Reservation. The Company covenants and agrees that it will use all reasonable efforts to cause to be reserved and kept available out of its authorized and unissued Preferred Stock not reserved for another purpose (and, following the occurrence of a Triggering Event, out of its authorized and unissued Common Stock or other securities, or out of its authorized and issued shares held in treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.

(b) Listing. So long as the Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company must use all reasonable efforts to cause, from and after such time as the Rights become exercisable (but only to the extent that it is reasonably likely that the Rights will be exercised), all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

(c) Registration. The Company must use all reasonable efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event in which the consideration to be delivered by the Company upon exercise of the Rights is described in Section 11(a)(ii) or Section 11(a)(iii), or as soon as is required by law following the Distribution Date, as the case may be, a registration statement pursuant to the Securities Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form; (ii) cause such registration statement to become effective as soon as practicable after such filing; and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company may temporarily suspend (with prompt written notice of any suspension provided to the Rights Agent), from time to time for a period not to exceed 180 days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective or in order to prepare and file any supplement or amendment to such registration statement that the Board determines to be necessary pursuant to applicable law. Upon any such suspension, the Company will issue a public announcement stating, and promptly notify the Rights Agent in writing, that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement, and promptly notify the Rights Agent in writing, at such time as the suspension is no longer in effect. In addition, if the Company determines that a registration statement is required following the Distribution Date, then the Company may temporarily suspend the exercisability of the Rights until such time as such registration statement has been declared effective. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights, as well as any other applicable law, rule or regulation. Notwithstanding anything to the contrary in this Plan, the Rights will not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction has been obtained (and the exercise thereof is permitted pursuant to applicable law, rule or regulation), or an exemption therefrom is available, and until a registration statement in respect thereof has been declared and remains effective.

(d) Valid Issuance. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock or other securities of the Company) delivered upon exercise of Rights will, at the time of delivery of the certificates for such securities (or registration on the transfer books of the Company or the transfer agent for such securities) (subject to payment of the Exercise Price, if any), be duly and validly authorized and issued and fully paid and nonassessable.

(e) Transfer Taxes and Governmental Charges. The Company further covenants and agrees that it will pay when due and payable any and all transfer taxes and governmental charges that may be payable in respect of the original issuance or delivery of Rights Certificates (or any Preferred Stock, Common Stock or other security of the Company, as the case may be) upon the exercise or exchange of Rights. Notwithstanding the foregoing, the Company is not required to (i) pay any transfer tax or governmental charge that may be payable in respect of any transfer or delivery of Rights Certificates (or certificates or depositary receipts for Preferred Stock, Common Stock or other securities of the Company, as the case may be) in a name other than, or the issuance or delivery of certificates or depositary receipts for Preferred Stock, Common Stock or other securities of the Company, as the case may be, in a name other than, that of the registered holder of the Rights Certificate evidencing

Rights surrendered for exercise or exchange; or (ii) issue or deliver any certificates or depositary receipts for Preferred Stock, Common Stock or other securities of the Company, as the case may be, upon the exercise or exchange of any Rights until any such transfer tax or charge has been paid (any such transfer tax or charge being payable by the registered holder of such Rights Certificate at the time of surrender or exchange) or it has been established to the Company’s and the Rights Agent’s satisfaction that no such tax or charge is due. The foregoing will also apply to any transfer taxes and governmental charges that may be payable in respect of any uncertificated Rights Certificates, shares or other securities.

Section 10. Record Date for Securities Issued. Each Person in whose name any certificate for a number of one one-thousandths of a share of Preferred Stock (or any other security of the Company, including Common Stock) is issued (or registration on the transfer books of the Company or the applicable transfer agent is effected) upon the exercise or exchange of Rights will for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or other security of the Company) represented thereby on, and such certificate will be dated (or registration on the transfer books of the Company or the applicable transfer agent effected), the date on which the Rights Certificate evidencing such Rights was duly surrendered and payment of the applicable Exercise Price, if any, together with any applicable transfer tax or governmental charge required to be paid by the holder of such Rights Certificate in accordance with Section 9(e), was made. However, if the date of such surrender and payment is a date upon which the transfer books of the Company (or the applicable transfer agent) are closed, then such Person will be deemed to have become the record holder of such fractional shares of Preferred Stock (or other securities of the Company) on, and such certificate will be dated (or registration on the transfer books of the Company or the applicable transfer agent effected), the next succeeding Business Day on which the transfer books of the Company (or the applicable transfer agent) are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate is not entitled to any rights of a holder of Preferred Stock (or any other security of the Company) for which the Rights are exercisable, including the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and is not entitled to receive any notice of any proceedings of the Company, except as provided in this Plan.

Section 11. Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights. The Exercise Price, the number and kind of shares or other property covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) Certain Events.

(i) Certain Adjustments to Preferred Stock. Notwithstanding anything to the contrary in this Plan, if the Company at any time after the Rights Dividend Declaration Date (A) declares a dividend on the Preferred Stock payable in Preferred Stock, (B) subdivides or splits the outstanding Preferred Stock, (C) combines or consolidates the outstanding Preferred Stock (by reverse stock split or otherwise) into a smaller number of shares of Preferred Stock or (D) issues any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such event, except as otherwise provided in this Section 11(a)(i) and Section 7(e), the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification, and the number and kind of Preferred Stock or capital stock of the Company, as the case may be, issuable on such date, will be proportionately adjusted so that the holder of any Right exercised after such time will be entitled to receive, upon payment of the Exercise Price then in effect, the aggregate number and kind of Preferred Stock or securities of the Company, as the case may be, that, if such Right had been exercised immediately prior to such date (and at a time when the Preferred Stock transfer books of the Company were open), such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation or reclassification, it being understood that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. If an event occurs that would require an adjustment pursuant to both this Section 11(a)(i) and Section 11(a)(ii), then the adjustment provided for in this Section 11(a)(i) will be in addition to, and will be made prior to, any adjustment required pursuant to Section 11(a)(ii).

(ii) Exercise of Rights Following Certain Events. Subject to Section 23 and Section 24, in the event that any Person, at any time after the Rights Dividend Declaration Date, becomes an Acquiring Person (the first occurrence of such event being referred to as the “Section 11(a)(ii) Event”), unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a), then promptly following the occurrence of such event each holder of a Right, except as provided below and in Section 7(e), will thereafter have the right to receive for each Right, upon exercise thereof in accordance with the terms of this Plan and payment of the Exercise Price in effect immediately prior to the occurrence of such event, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock as equals the quotient obtained by dividing (A) the product obtained by multiplying (1) the Exercise Price in effect immediately prior to the first occurrence of such event by (2) the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable (or would have been exercisable if the Distribution Date had occurred) immediately prior to the first occurrence of such event by (B) 50 percent of the Current Per Share Market Price for Common Stock on the date of such first occurrence of such event (such number of shares, the “Adjustment Shares”). Notwithstanding the foregoing, the Exercise Price and the number of shares of Common Stock so receivable upon the exercise of a Right will be subject to further adjustment as appropriate in accordance with Section 11(e). If a Section 11(a)(ii) Event has occurred and the Rights are outstanding, then, subject to Section 28, the Company may not take any action that would eliminate or diminish the benefits intended to be afforded by the Rights. The Company will promptly notify the Rights Agent in writing when this Section 11(a)(ii) applies and of the identity of any such Acquiring Person, Affiliate or Associate of such Acquiring Person, Post-Event Transferee, Pre-Event Transferee, Subsequent Transferee or any nominee of any of the foregoing. The Rights Agent may rely on such notice in carrying out its duties under this Plan and will not be deemed to have any knowledge of the identity of any such Acquiring Person, Affiliate or Associate of such Acquiring Person, Post-Event Transferee, Pre-Event Transferee, Subsequent Transferee or any nominee of any of the foregoing unless and until it receives such notice.

(iii) Insufficient Shares of Common Stock. If the number of shares of Common Stock that are authorized by the Company’s Amended and Restated Certificate of Incorporation, as amended, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii), or if any necessary regulatory or stockholder approval for such issuance has not been obtained by the Company, then, in the event that the Rights become exercisable, the Company will (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) and (B) with respect to each Right (subject to Section 7(e)), make adequate provision to substitute for the Adjustment Shares issuable pursuant thereto, upon the exercise of a Right and the payment of the applicable Exercise Price, (1) cash, (2) a reduction in the Exercise Price, (3) Preferred Stock, (4) other equity securities of the Company (including shares or units of shares of any series of preferred stock that, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Stock, the Board has deemed in good faith to have substantially the same value or economic rights as the Common Stock (such shares or units of shares of preferred stock, “Common Stock Equivalents”)), (5) debt securities of the Company, (6) other assets or (7) any combination of the foregoing, in each case having an aggregate value equal to the Current Value (less the amount of any reduction in the Exercise Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board, which determination will be described in a written statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of the Rights. If the Company has not made adequate provision to deliver value pursuant to clause (B) above within 30 days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) or (y), the “Section 11(a)(ii) Trigger Date”), then the Company will be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Exercise Price, Common Stock (to the extent available and except to the extent that the Company has not obtained any necessary stockholder or regulatory approval for such issuance) and such number or fractions of Preferred Stock and then, if necessary, cash, which shares or cash have an aggregate value equal to the Spread. If the Board determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights or that any necessary stockholder or regulatory approval for such issuance could be obtained, the 30 day period set forth above may be extended and re-extended to the extent necessary (with prompt written notice of any such extension provided to the Rights Agent) from time to time, but not more than 180 days after the Section 11(a)(ii) Trigger Date, so that the Company may seek stockholder approval for the authorization of such additional shares of Common Stock or take such action necessary to obtain such regulatory approval (such period, as it may be extended, the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the first or second sentences of this Section 11(a)(iii), the Company (a) will provide, subject to Section 7(e), that such action applies uniformly to all outstanding Rights and (b) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval, to take any action necessary to obtain such regulatory approval or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company will issue a public announcement (and promptly provide written notice to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement (and promptly provide written notice to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the per share value of the Common Stock will be the Current Per Share Market Price of the Common Stock on the Section 11(a)(ii) Trigger Date and any Common Stock Equivalent will be deemed to have the same value as the value of the Common Stock on such date. The Board may, but will not be required to, establish procedures to allocate the right to receive Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

(b) Dilutive Rights Offering. If the Company, at any time after the Rights Dividend Declaration Date, fixes a record date for the issuance of rights, options or warrants to all holders of shares of Preferred Stock entitling such holders (for a period expiring within 45 days after such record date) to subscribe for or purchase shares of Preferred Stock or Equivalent Preferred Stock, or securities convertible into Preferred Stock or Equivalent Preferred Stock, at a price per share (or having a conversion or exercise price per share, if a security that is convertible into or exercisable for Preferred Stock or Equivalent Preferred Stock) less than the Current Per Share Market Price of the Preferred Stock on such record date, then, in each such case, the Exercise Price to be in effect after such record date will be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which will be the number of shares of Preferred Stock and Equivalent Preferred Stock (if any) outstanding on such record date, plus the number of shares of Preferred Stock or Equivalent Preferred Stock, as the case may be, that the aggregate offering price of the total number of shares of Preferred Stock or Equivalent Preferred Stock, as the case may be, to be offered or issued (or the aggregate initial conversion price of the convertible securities to be offered or issued) would purchase at such Current Per Share Market Price, and the denominator of which will be the number of shares of Preferred Stock and Equivalent Preferred Stock (if any) outstanding on such record date, plus the number of additional shares of Preferred Stock or Equivalent Preferred Stock, as the case may be, to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible), it being understood that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. If such subscription price may be paid in a consideration part or all of which is in a form other than cash, then the value of such consideration will be as determined in good faith by the Board, whose determination will be described in a statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock and Equivalent Preferred Stock owned by or held for the account of the Company will not be deemed outstanding for the purpose of any such computation. Such adjustment will be made successively whenever such a record date is fixed, and if such rights, options or warrants are not so issued, then the Exercise Price will be adjusted to be the Exercise Price that would then be in effect if such record date had not been fixed.

(c) Distributions. If the Company, at any time after the Rights Dividend Declaration Date, fixes a record date for the making of a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation) of cash (other than a periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in shares of Preferred Stock, but including any dividend payable in stock other than Preferred Stock), evidences of indebtedness, subscription rights, options or warrants (excluding those referred to in Section 11(b)), then, in each such case, the Exercise Price to be in effect after such record date will be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which will be the Current Per Share Market Price of a share of Preferred Stock on such record date, less the fair market value per share of Preferred Stock (as determined in good faith by the Board, whose determination will be described in a statement filed with the Rights Agent and will be conclusive and binding on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness to be so distributed or of such subscription rights, options or warrants applicable to one share of Preferred Stock, and the denominator of which will be the Current Per Share Market Price of a share of Preferred Stock on such record date, it being understood that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. Such adjustment will be made successively whenever such a record date is fixed, and if such distribution is not so made, then the Exercise Price will be adjusted to be the Exercise Price that would have been in effect if such record date had not been fixed.

(d) Insignificant Changes. Notwithstanding anything to the contrary in this Plan, no adjustment in the Exercise Price is required unless such adjustment would require an increase or decrease of at least one percent of the Exercise Price, except that any adjustments that by reason of this Section 11(d) are not required to be made will be carried forward and taken into account in any subsequent adjustment. All calculations pursuant to this Section 11 must be made to the nearest cent or to the nearest ten-millionth of a share of Preferred Stock or ten-thousandth of any other share or security, as the case may be. Notwithstanding the first sentence of this Section 11(d), any adjustment required by this Section 11 must be made no later than the earlier of (i) three years from the date of the transaction that requires such adjustment or (ii) the Expiration Date.

(e) Stock Other Than Preferred Stock. If as a result of an adjustment made pursuant to Section 11(a) or Section 13(a), the holder of any Right thereafter exercised will become entitled to receive any shares of capital stock other than Preferred Stock, then thereafter the number of such other shares so receivable upon exercise of any Right and, if required, the Exercise Price thereof, will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Section 11(a), Section 11(b), Section 11(c), Section 11(d), Section 11(g), Section 11(h), Section 11(i), Section 11(j), Section 11(k) and Section 11(l), and the provisions of Section 7, Section 9, Section 10 and Section 13 with respect to the Preferred Stock will apply on like terms to any such other shares.

(f) Rights Issued Subsequent to Adjustment. All Rights originally issued by the Company subsequent to any adjustment made to the Exercise Price will evidence the right to purchase, at the adjusted Exercise Price, the number of one one-thousandths of a share of Preferred Stock (and other shares of other capital stock or other securities, assets or cash of the Company, if any) purchasable from time to time upon exercise of the Rights, all subject to further adjustment as provided in this Plan.

(g) Effect of Adjustments on Existing Rights. Unless the Company has exercised its election as provided in Section 11(h), upon each adjustment of the Exercise Price as a result of the calculations made in Section 11(b) and Section 11(c), each Right outstanding immediately prior to the making of such adjustment will thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares of Preferred Stock (calculated to the nearest ten-millionth of a share of Preferred Stock) obtained by (i) multiplying (A) the number of one one-thousandths of a share of Preferred Stock covered by a Right immediately prior to this adjustment by (B) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price; and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

(h) Adjustment in Number of Rights. The Company may elect, on or after the date of any adjustment of the Exercise Price, to adjust the number of Rights in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment will be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment will become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Company will make a public announcement (and promptly provide written notice to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if any Rights Certificates have been issued, will be at least 10 days later than the date of the public announcement. If any Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(h), the Company will, as promptly as practicable, distribute or cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the additional Rights to which such holders will be entitled as a result of such adjustment, or, at the option of the Company, will distribute or cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders will be entitled after such adjustment. Rights Certificates to be so distributed will be issued, executed and delivered by the Company, and countersigned and delivered by the Rights Agent, in the manner provided in this Plan (and may bear, at the option of the Company, the adjusted Exercise Price), and will be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(i) Rights Certificates Unchanged. Irrespective of any adjustment or change in the Exercise Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates previously and subsequently issued may continue to express the Exercise Price per one one-thousandth of a share of Preferred Stock and the number of one one-thousandths of a share of Preferred Stock that were expressed in the initial Rights Certificates.

(j) Par Value Limitations. Before taking any action that would cause an adjustment reducing the Exercise Price below the par or stated value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company will take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may duly and validly issue as fully paid and nonassessable shares such number of one one-thousandths of a share of Preferred Stock at such adjusted Exercise Price.

(k) Deferred Issuance. In any case in which this Section 11 requires that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities, assets or cash of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment. The Company must deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(l) Reduction in Exercise Price. Notwithstanding anything to the contrary in this Section 11, the Company is entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it, in its sole discretion, determines to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock or Common Stock, (ii) issuance wholly for cash of any Preferred Stock or Common Stock at less than the applicable Current Per Share Market Price, (iii) issuance wholly for cash of any Preferred Stock or Common Stock or securities that by their terms are convertible into or exchangeable for Preferred Stock or Common Stock, (iv) stock dividend or (v) issuance of rights, options or warrants referred to in this Section 11 made by the Company to holders of shares of Preferred Stock or Common Stock is not taxable to such stockholders.

(m) No Diminishment of Benefit of Rights. The Company covenants and agrees that, after the Distribution Date and so long as the Rights are outstanding, it will not, except as permitted by Section 23, Section 24 or Section 28, take (or permit to be taken) any action if at the time that such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(n) Certain Adjustments to Common Stock. Notwithstanding anything to the contrary in this Plan, if the Company, at any time after the Rights Dividend Declaration Date and prior to the Distribution Date, (i) declares or pays a dividend on the Common Stock payable in shares of Common Stock, (ii) subdivides or splits the shares of outstanding Common Stock (other than by the payment of dividends payable in shares of Common Stock), (iii) combines or consolidates the outstanding Common Stock (by reverse stock split or otherwise) into a lesser number of shares of Common Stock or (iv) issues any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such event, except as otherwise provided in this Section 11 or Section 7(e): (A) each share of Common Stock (or shares of capital stock issued in such reclassification of the Common Stock) outstanding immediately following such time will have associated with it the number of Rights as were associated with one share of Common Stock immediately prior to the occurrence of such event; (B) the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification will be adjusted so that the Exercise Price thereafter equals the result obtained by multiplying the Exercise Price in effect immediately prior to such time by a fraction, the numerator of which will be the total number of shares of Common Stock outstanding immediately prior to such event and the denominator of which will be the total number of shares of Common Stock outstanding immediately after such event, it being understood that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of such Right; and (C) the number of one one-thousandths of a share of Preferred Stock (or shares of such other capital stock) issuable upon the exercise of each Right outstanding after such event equals the number of one one-thousandths of a share of Preferred Stock (or shares of such other capital stock) as were issuable with respect to one Right immediately prior to such event. Each share of Common Stock that becomes outstanding after an adjustment has been made pursuant to this Section 11(n) will have issued with it that number of Rights, exercisable at the Exercise Price and for the number of one one-thousandths of a share of Preferred Stock (or shares of such other capital stock), as one share of Common Stock has associated with it immediately following the adjustment made pursuant to this Section 11(n). If an event occurs that would require an adjustment pursuant to both this Section 11(n) and Section 11(a)(ii), then the adjustment provided for in this Section 11(n) will be in addition to, and will be made prior to, any adjustment required pursuant to Section 11(a)(ii). The adjustments provided for in this Section 11(n) will be made successively whenever such a dividend is declared or paid or such a subdivision, split, combination, consolidation or reclassification is effected.

(o) Adjustment of Rights Associated with Certain Distributions. Other than in connection with a transaction contemplated by Section 11(n), if the Company, at any time after the Rights Dividend Declaration Date and prior to the Distribution Date, issues or distributes any securities or assets in respect of shares of Common Stock (other than (A) a distribution or dividend of its capital stock and (B) pursuant to any non-extraordinary periodic cash dividend), then the Company will make such adjustments, if any, in the Exercise Price or the number of Rights or securities or other property purchasable upon exercise of Rights as the Board, in its sole discretion, may deem to be appropriate under the circumstances in order to adequately protect the interests of the holders of the Rights generally, and the Company and the Rights Agent will amend this Plan as necessary to provide for such adjustments.

Section 12. Certificate of Adjusted Exercise Price or Number of Shares. Whenever an adjustment is made, or any event affecting the Rights or their exercisability (including an event that causes the Rights to become null and void) occurs as provided in Section 11 or Section 13, the Company must promptly (a) prepare a certificate setting forth such adjustment and a brief, reasonably detailed statement of the facts and computations accounting for such adjustment or event; (b) provide the Rights Agent and each transfer agent for the Common Stock or Preferred Stock a copy of such certificate; and (c) if a Distribution Date has occurred, mail a brief summary of such adjustment or event to each holder of a Rights Certificate in accordance with Section 26. Notwithstanding the foregoing, the failure of the Company to make or provide such certification or notice will not affect the validity of such adjustment or the force or effect of the requirement for such adjustment. The Rights Agent will (i) be fully protected in relying on any such certificate and on any adjustment or statement contained therein; (ii) have no duty or liability with respect thereto; and (iii) not be deemed to have knowledge of any such adjustment or event unless and until it has received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.

(a) Certain Transactions. If, following a Stock Acquisition Date, directly or indirectly, (i) the Company consolidates with, or merges with and into, any other Person (other than a wholly owned Subsidiary of the Company in a transaction that complies with Section 11(m)) and the Company is not the continuing or surviving corporation of such consolidation or merger; (ii) any Person (other than a wholly owned Subsidiary of the Company in a transaction that complies with Section 11(m)) consolidates with, or merges with and into, the Company, and the Company is the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the Common Stock are changed into or exchanged for stock or other securities of any other Person or the Company, or cash or any other property; or (iii) the Company sells, exchanges, mortgages or otherwise transfers (or one or more of its Subsidiaries sells, exchanges, mortgages or otherwise transfers), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating to 50 percent or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more of its wholly owned Subsidiaries in one or more transactions, each of which individually (and together) complies with Section 11(m)), then, concurrent with and in each such case, proper provision must be made so that (A) each holder of a Right (except as provided in Section 7(e)) thereafter has the right to receive, upon the exercise thereof at a price per Right equal to the Exercise Price multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the occurrence of such Section 13 Event in accordance with the terms of this Plan, and in lieu of Preferred Stock, such number of duly and validly authorized and issued and fully paid and nonassessable and freely tradable shares of Common Stock of the Principal Party, free of any liens, encumbrances, rights of first refusal or other adverse claims, equal to the result obtained by (1) multiplying the then current Exercise Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Exercise Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event); and (2) dividing that product (which, following the first occurrence of a Section 13 Event, will be referred to as the “Exercise Price” for each Right and for all purposes of this Plan) by 50 percent of the Current Per Share Market Price of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event, it being understood that the price per Right so payable and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right will be subject to further adjustment as appropriate in accordance with Section 11(e) to reflect any events covered thereby occurring in respect of the Common Stock of such Principal Party after the occurrence of such Section 13 Event; (B) such Principal Party will thereafter be liable for, and must assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Plan; (C) the term “Company” will thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 will apply only to such Principal Party following the first occurrence of a Section 13 Event; (D) such Principal Party must take such steps (including the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to ensure that the provisions hereof will thereafter be applicable, as nearly as reasonably may be, in relation to its Common Stock thereafter deliverable upon the exercise of the Rights; (E) the provisions of Section 11(a)(ii) will be of no effect following the first occurrence of any Section 13 Event; and (F) upon the subsequent occurrence of any consolidation, merger, sale, exchange, mortgage, transfer or other extraordinary transaction in respect of such Principal Party, each holder of a Right will thereupon be entitled to receive, upon exercise of a Right and payment of the Exercise Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property that such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party must take such steps (including reservation of a sufficient number of shares of its capital stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property. For purposes hereof, the “earning power” of the Company and its Subsidiaries will be determined in good faith by the Board on the basis of the operating income of each business operated by the Company and its Subsidiaries during the three fiscal years preceding the date of such determination (or, in the case of any business not operated by the Company or any of its Subsidiaries during the three fiscal years preceding such date, during the period that such business was operated by the Company or any of its Subsidiaries).

(b) Certain Arrangements. The Company will not consummate or permit to occur any Section 13 Event unless (A) the Principal Party has a sufficient number of authorized, unissued and unreserved shares of Common Stock to permit the exercise in full of the Rights in accordance with this Section 13 and (B) prior thereto the Company and the Principal Party have executed and delivered to the Rights Agent a supplemental agreement confirming that (1) the requirements of this Section 13 will be promptly performed in accordance with their terms, (2) the Principal Party will, upon consummation of such Section 13 Event, assume this Plan in accordance with Section 13(a), (3) such Section 13 Event will not result in a default by the Principal Party pursuant to this Plan (as it has been assumed by the Principal Party) and (4) the Principal Party, as soon as practicable after the date of such Section 13 Event and at its own expense, will:

(i) prepare and file a registration statement pursuant to the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and use its best efforts to cause such registration statement to (x) become effective as soon as practicable after such filing and (y) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date, and similarly comply with applicable state securities laws;

(ii) use its best efforts to list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or to meet the eligibility requirements for quotation on a national securities exchange and to list (and continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange;

(iii) deliver to holders of the Rights historical financial statements for the Principal Party and its Affiliates that comply in all respects with the requirements for registration on Form 10 (or any successor form) promulgated under the Exchange Act; and

(iv) take all other action as may be necessary to allow the Principal Party to issue the securities purchasable upon exercise of the Rights.

(c) Prohibited Transactions.

(i) Notwithstanding anything to the contrary in this Plan, if the Principal Party has a provision in any of its authorized securities or in its organizational documents that would have the effect of (i) causing the Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a Section 13 Event, Common Stock or common stock equivalents of the Principal Party at less than the then Current Per Share Market Price thereof or securities exercisable for, or convertible into, Common Stock or common stock equivalents of the Principal Party at less than such Current Per Share Market Price; or (ii) providing for any special payment, tax, charge or similar provision in connection with the issuance of the Common Stock of the Principal Party pursuant to the provisions of this Section 13, then the Company agrees with each holder of Rights that it will not consummate any such Section 13 Event unless prior thereto the Company and such Principal Party have executed and delivered to the Rights Agent a supplemental agreement providing that such provision has been canceled, waived, amended or rescinded, or that such authorized securities will be redeemed, so that such provision will have no effect in connection with, or as a consequence of, the consummation of such Section 13 Event.

(ii) Notwithstanding anything to the contrary in this Plan, the Company agrees with each holder of Rights that it will not consummate or permit to occur any Section 13 Event if (A) at the time or immediately after such Section 13 Event there are any rights, warrants, instruments or securities outstanding, or any agreements or arrangements, that, as a result of the consummation of such Section 13 Event, would eliminate or diminish in any material respect the benefits intended to be afforded by the Rights; (B) all rights of first refusal or preemptive rights in respect of the issuance of Common Stock or common stock equivalents of the Principal Party upon exercise of outstanding Rights have not been irrevocably waived or rendered inapplicable; (C) prior to, simultaneously with or immediately after such Section 13 Event, the stockholders of the Person who constitutes, or would constitute, the Principal Party have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates; or (D) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.

(d) Continued Applicability. The provisions of this Section 13 will similarly apply to successive mergers, consolidations, sales, exchanges, mortgages, transfers or other extraordinary transactions. If a Section 13 Event occurs at any time after the occurrence of a Section 11(a)(ii) Event, then the Rights that have not previously been exercised will thereafter become exercisable in the manner described in Section 13(a) (without taking into account any prior adjustment required by Section 11(a)(ii)).

Section 14. Fractional Rights and Fractional Shares.

(a) Cash in Lieu of Fractional Rights. The Company will not be required to issue fractions of Rights (except prior to the Distribution Date as provided in Section 11(n)) or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, the Company will pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the Current Per Share Market Price of a whole Right, calculated as of the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.

(b) Cash in Lieu of Fractional Shares of Preferred Stock. The Company will not be required to issue fractions of shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise or exchange of the Rights or to distribute certificates that evidence fractional shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock). Interests in fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by the Company but only if such agreement provides that the holders of such depositary receipts have all of the rights, powers and preferences to which they are entitled as Beneficial Owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time that such Rights are exercised or exchanged as provided in this Plan an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock will be one one-thousandth of the Current Per Share Market Price of a share of Preferred Stock, calculated as of the Trading Day immediately prior to the date of such exercise or exchange.

(c) Cash in Lieu of Fractional Shares of Common Stock. The Company is not required to issue fractions of shares of Common Stock or to distribute certificates that evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised or exchanged as provided in this Plan an amount in cash equal to the same fraction of the current market value of a share of Common Stock. For purposes of this Section 14(c), the current market value of a share of Common Stock will be the Current Per Share Market Price of a share of Common Stock, calculated as of the Trading Day immediately prior to the date of such exercise or exchange.

(d) Waiver of Fractional Rights. Except as permitted by this Section 14, the holder of a Right, by the acceptance of such Right, expressly waives such holder’s right to receive any fractional Rights or any fractional shares of any security upon the exercise or exchange of a Right.

(e) Procedure for Payment. Whenever a payment for fractional Rights or fractions of a share of Preferred Stock or Common Stock is to be made by the Rights Agent pursuant to this Plan, the Company will (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices or formulas utilized in calculating such payments; and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent will be fully protected in relying upon such certificate and will have no duty with respect thereto, and will not be deemed to have knowledge of any payment for fractional Rights or fractions of a share of Preferred Stock or Common Stock under any Section of this Plan relating to fractional Rights or fractions of a share of Preferred Stock or Common Stock unless and until the Rights Agent has received such certificate and sufficient monies.

Section 15. Rights of Action. All rights of action in respect of this Plan, except those rights of action given to the Rights Agent pursuant to this Plan, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock). Any registered holder of any Rights Certificate (or, prior to the Distribution Date, any registered holder of Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, any other holder of Common Stock), may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, this Plan or otherwise act in respect of such holder’s right to exercise such holder’s Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Plan. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan by the Company and will be entitled to specific performance by the Company of the obligations subject to this Plan, and injunctive relief against actual or threatened breaches or violations of the obligations of the Company under this Plan, in each case without having to post a bond.

Section 16. Agreement of Rights Holders. Every holder of a Right, by accepting the Right, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will not be evidenced by a Rights Certificate and will be transferable only in connection with the transfer of shares of Common Stock;

(b) after the Distribution Date, the Rights Certificates are transferable only on the transfer books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates properly completed and duly executed, accompanied by a Signature Guarantee and such other documentation as the Rights Agent may reasonably request;

(c) subject to Section 6(a) and Section 7(f), the Company and the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Distribution Date, the associated certificate representing shares of Common Stock or Book Entry Shares, as applicable) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated certificate representing shares of Common Stock or Book Entry Shares, as applicable, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent (subject to Section 7(e)) will be affected by any notice to the contrary;

(d) notwithstanding anything to the contrary in this Plan, neither the Company nor the Rights Agent will have any liability to any holder of a Right or other Person as a result of the inability to perform any of their respective obligations pursuant to this Plan by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation, it being understood that the Company will use all reasonable efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as promptly as practicable;

(e) Rights that are Beneficially Owned by certain Persons will, under the circumstances set forth in Section 7(e), become null and void; and

(f) this Plan may be supplemented or amended from time to time in accordance with Section 28.

Section 17. Holder of Rights Certificate Not Deemed to be a Stockholder. No holder, as such, of any Rights Certificate will be entitled to vote or receive dividends or be deemed for any purpose to be the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company that may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor will anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as specifically provided in Section 26), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Rights Certificate have been exercised or exchanged in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

(a) Compensation; Reimbursement; Indemnification. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it under this Plan in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand by the Rights Agent, the reasonable and documented expenses and counsel fees and other disbursements incurred by the Rights Agent in connection with the preparation, negotiation, delivery, execution, amendment and administration of this Plan and the exercise and performance of its duties under this Plan. The Company also covenants and agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including the reasonable and documented expenses and fees of its outside counsel) that may be paid, incurred or suffered by it, or to which it may become subject, without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) for any action taken, suffered or omitted by the Rights Agent in connection with the execution, acceptance, administration, exercise and performance of its duties pursuant to this Plan, including the reasonable costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or of enforcing its rights under this Plan. The provisions of this Section 18 and Section 20 will survive the termination of this Plan, the exercise, exchange or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.

(b) Reliance by the Rights Agent. The Rights Agent is authorized to rely conclusively on, and will be protected and will incur no liability for, or in respect of, any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Plan, and the exercise and performance of its duties pursuant to this Plan, in reliance upon any (i) Rights Certificate; (ii) certificate for Preferred Stock, Common Stock or other securities of the Company issuable upon exercise of Rights; or (iii) instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement or other paper or document reasonably believed by it, in the absence of gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), to be genuine and to be duly executed and, where necessary, guaranteed, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20. The Rights Agent will not be required to take notice, or be deemed to have any knowledge, of any fact, event or determination of which it was supposed to receive notice under this Plan (including any dates or events defined in this Plan or the designation of any Person as an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and the Rights Agent will be fully protected and will incur no liability for failing to take action in connection therewith, unless and until it has received such notice in writing.

(c) Survival. Section 18 and Section 20 will survive the termination of this Plan, the resignation, replacement or removal of the Rights Agent and the exercise, exchange or expiration of the Rights. Notwithstanding anything in this Plan to the contrary, in no event shall the Rights Agent be liable for special, punitive, incidental, indirect or consequential loss or damage of any kind whatsoever, even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action. Notwithstanding anything in this Plan to the contrary, any liability of the Rights Agent under this Plan will be limited to the amount of fees (but not including any reimbursed costs) paid by the Company to the Rights Agent during the 12 months immediately preceding the event for which recovery from the Rights Agent is being sought.

Section 19. Merger, Consolidation or Change of Name of Rights Agent.

(a) Merger or Consolidation of Rights Agent. Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the stock transfer or other stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent pursuant to this Plan without the execution or filing of any paper or any further act on the part of any of the Parties; provided, however, that such Person would be eligible for appointment as a successor Rights Agent pursuant to the provisions of Section 21. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of transfer agent activities will be deemed to be a merger or consolidation for purposes of this Section 19. If at the time that such successor Rights Agent succeeds to the agency created by this Plan any of the Rights Certificates have been countersigned but not delivered, then any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned, and if at that time any of the Rights Certificates have not been countersigned, then any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases, such Rights Certificates will have the full force and effect provided in the Rights Certificates and in this Plan.

(b) Change of Name of Rights Agent. If at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates have been countersigned but not delivered, then the Rights Agent may adopt the countersignature under its prior name and deliver such Rights Certificates so countersigned, and if at any time any of the Rights Certificates have not have been countersigned, then the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; in all such cases, such Rights Certificates will have the full force and effect provided in the Rights Certificates and in this Plan.

Section 20. Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Plan, and no implied duties or obligations will be read into this Plan against the Rights Agent. The Rights Agent will perform its duties and obligations upon the following terms and conditions, all of which the Company and the holders of Rights Certificates or shares of Common Stock or Preferred Stock, by their acceptance thereof, will be bound:

(a) Consultation with Counsel. The Rights Agent may consult with legal counsel that it selects (who may be legal counsel for the Company), and the advice or opinion of such counsel will be full and complete authorization and protection to the Rights Agent, and the Rights Agent will have no liability for or in respect of, any action taken or omitted by it in the absence of gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) in accordance with such advice or opinion.

(b) Reliance on Certificate of the Company. Whenever in the performance of its duties pursuant to this Plan the Rights Agent deems it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of the Current Per Share Market Price of any security) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof is specifically prescribed in this Plan) may be deemed to be conclusively proved and established by a certificate signed by any one of the Appropriate Officers and delivered to the Rights Agent, and such certificate will be full and complete authorization and protection to the Rights Agent, and the Rights Agent will incur no liability for or in respect of any action taken by it pursuant to the provisions of this Plan in reliance upon such certificate in the absence of gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). The Rights Agent shall have no duty to act without such certificate as set forth in this Section 20(b).

(c) General Limitation of Liability. The Rights Agent will not be liable under this Plan for or by reason of any of the statements of fact or recitals contained in this Plan, the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and will be deemed to have been made by the Company only.

(d) No Liability for Certain Matters. The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Plan, the Rights Certificates or any certificate (or registration on the transfer books of the Company, including, in the case of uncertificated shares, by notation in book entry accounts reflecting ownership) for Preferred Stock, Common Stock or other securities of the Company issuable upon exercise of Rights, or be required to verify the same (except, in each case, its countersignature thereof, if applicable), and all such statements and recitals are and will be deemed to have been made by the Company only.

(e) No Responsibility for Certain Matters. The Rights Agent will not (i) have any liability for or be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the legality or validity or execution of any Rights Certificate (except its countersignature thereof); (ii) be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Rights Certificate; (iii) be liable or responsible for (A) any adjustment or calculation required pursuant to Section 13, Section 14 or Section 24; (B) the manner, method or amount of any such adjustment or change; or (C) ascertaining of the existence of facts that would require any such adjustment or calculation (except with respect to the exercise of Rights evidenced by Rights Certificates subject to the terms and conditions hereof after actual notice of any such adjustment); or (iv) by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Plan or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued and fully paid and nonassessable.

(f) Company Compliance Obligations. The Rights Agent will not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the SEC or this Plan, including obligations under applicable regulation or law.

(g) No Duty to Initiate Proceedings. The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Rights with respect to any action or default by the Company, including any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise to make any demand upon the Company.

(h) Further Assurances. The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required or requested by the Rights Agent for the carrying out or performing by the Rights Agent of its duties pursuant to this Plan.

(i) Acceptance of Instructions. The Rights Agent is authorized and directed to accept instructions with respect to the performance of its duties under this Plan from any person reasonably believed by the Rights Agent to be an Appropriate Officer, and it is authorized to apply to any Appropriate Officer for advice or instructions in connection with its duties pursuant to this Plan. Such advice and instructions will be full and complete authorization and protection to the Rights Agent, and the Rights Agent will not be liable for or in respect of any action taken, suffered or omitted by it in accordance with the written advice or instructions of any Appropriate Officer or for any delay in acting while waiting for those instructions. The Rights Agent will be fully and completely authorized and protected in relying on the latest-dated instructions received from any Appropriate Officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted by the Rights Agent pursuant to this Plan and the date on or after which such action will be taken, suffered or omitted. The Rights Agent will be fully authorized and protected in relying upon the most recent instructions received from any Appropriate Officer, and will not be liable for any action taken or suffered by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application unless, prior to taking or suffering any such action (or the effective date, in the case of an omission), the Rights Agent has received, in response to such application, written instructions with respect to the proposed action or omission specifying a different action to be taken, suffered or omitted.

(j) Dealing in Securities of the Company. The Rights Agent and any stockholder, director, officer, employee or Affiliate of the Rights Agent, in each case in its capacity as such, may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent pursuant to this Plan. Nothing herein will preclude the Rights Agent or any such member, stockholder, director, officer, employee or Affiliate from acting in any other capacity for the Company or for any other Person.

(k) Use of Agents. The Rights Agent may execute and exercise any of the rights or powers vested in it by this Plan or perform any duty under this Plan either itself (including through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or to any other Person resulting from any such act, omission, default, neglect or misconduct in the absence of gross negligence, bad faith or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction).

(l) No Risk of Funds. No provision of this Plan requires the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under this Plan or in the exercise of its rights or powers if it reasonably believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it. The Rights Agent shall have no responsibility to the Company, any holders of Rights or any other Person for the interest or earnings on any money held by the Rights Agent pursuant to this Plan.

(m) No Action with Respect to Certain Rights Certificates. If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of election to purchase or form of assignment, as the case may be, has either (i) not been properly completed or (ii) indicates an affirmative response to clause (1) or clause (2) thereof, then the Rights Agent will not take any further action with respect to such requested exercise or transfer without first consulting with the Company. The Rights Agent will not be liable for any delays arising from the duties under this Section 20(m).

(n) Delivery of Rights Holder List. From time to time after the Distribution Date, upon the written request of the Company, the Rights Agent will promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the record holders of Rights and Rights Certificates.

(o) Responsibility for Information. The Rights Agent will not be required to take notice or be deemed to have notice of any, event or condition hereunder, including any event or condition that may require action by the Rights Agent, unless the Rights Agent shall be specifically notified in writing of such event or condition by the Company, and all notices or other instruments required by this Plan to be delivered to the Rights Agent must, in order to be effective, be received by the Rights Agent as specified in Section 26 hereof, and in the absence of such notice so delivered, the Rights Agent may conclusively assume no such event or condition exists.

(p) Reliance on Certain Matters. The Rights Agent may rely on and be fully authorized and protected in acting or failing to act upon (i) any guaranty of signature by an “eligible guarantor institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, the foregoing; or (ii) any law, act, regulation or any interpretation of the same.

(q) Ambiguity or Uncertainty. In the event the Rights Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Rights Agent hereunder, the Rights Agent, may (upon notice to the Company of such ambiguity or uncertainty), in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to the Company, the holder of any Rights Certificate or any other Person for refraining from taking such action, unless the Rights Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the satisfaction of the Rights Agent.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties pursuant to this Plan upon 30 days’ written notice to the Company. If any transfer agency relationship in effect between the Company and the Rights Agent terminates, then the Rights Agent will be deemed to have automatically resigned, and be discharged from its duties pursuant to this Plan, on the effective date of such termination, and the Company will be responsible for sending any required notices. The Company may remove the Rights Agent or any successor Rights Agent, with or without cause, upon no less than 30 days’ notice in writing to the Rights Agent or any successor Rights Agent, as the case may be, and to each transfer agent of the Preferred Stock and the Common Stock (in the event that the Rights Agent or one of its Affiliates is not also such transfer agent), delivered to the Rights Agent in accordance with Section 27. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, then the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 days after giving written notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the registered holder of a Rights Certificate (who must, together with such notice, submit such registered holder’s Rights Certificate for inspection by the Company), then such registered holder or the incumbent Rights Agent may apply, at the Company’s expense, to a court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such court, must be either (a) a Person organized, in good standing and doing business pursuant to the laws of the United States or any state of the United States that is authorized pursuant to such laws to exercise corporate trust, stock transfer or stockholder services powers and is subject to supervision or examination by federal or state authorities and has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000; or (b) an Affiliate or direct or indirect wholly owned Subsidiary of such Person. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed, but the predecessor Rights Agent must deliver and transfer to the successor Rights Agent any property at the time held by it, and execute and deliver any further reasonable assurance, conveyance, act or deed necessary for such purpose, but such predecessor Rights Agent shall not be required to make additional expenditure or assume any additional liabilities in connection with the foregoing. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Preferred Stock and the Common Stock, and if such appointment occurs after the Distribution Time, mail a notice thereof to the registered holders of the Rights Certificates. Notwithstanding anything to the contrary in this Plan, failure to give any notice provided for in this Section 21, or any defect therein, will not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be. Upon appointment, any successor Rights Agent will, unless the context requires otherwise, be deemed to be the Rights Agent for all purposes of this Plan.

Section 22. Issuance of New Rights Certificates. Notwithstanding anything to the contrary in this Plan or the Rights, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Exercise Price and the number or kind or class of shares or other securities or property purchasable pursuant to the Rights Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the Expiration Date, the Company will, with respect to shares of Common Stock so issued or sold (whether pursuant to the exercise of stock options or pursuant to any employee benefit plan or arrangement or upon the exercise, conversion or exchange of other securities of the Company outstanding as of the Rights Dividend Declaration Date or upon the exercise, conversion or exchange of securities issued by the Company after the Rights Dividend Declaration Date (except, in each case, as may otherwise be provided in the instruments governing such securities)), and may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale. However, (a) no such Rights Certificate will be issued if, and to the extent that, the Company is advised by counsel that such issuance would create a significant risk of or result in material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued or would create a significant risk of or result in such options or employee plans or arrangements failing to qualify for otherwise available special tax treatment; (b) no such Rights Certificate will be issued if, and to the extent that, appropriate adjustment will otherwise have been made in lieu of the issuance thereof; and (c) the Company will have no obligation to distribute Rights Certificates to any Acquiring Person, Affiliate or Associate of an Acquiring Person, Post-Event Transferee, Pre-Event Transferee, Subsequent Transferee or any nominee of any of the foregoing.

Section 23. Redemption.

(a) Right to Redeem. The Board may, at its option, at any time prior to the earlier of (i) the Distribution Date or (ii) the Close of Business on the Final Expiration Date, redeem all but not less than all of the then-outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the Rights Dividend Declaration Date (such redemption price, the “Redemption Price”). Notwithstanding anything to the contrary in this Plan, the Rights will not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption pursuant to this Section 23 has expired. The Company may, at its option, pay the Redemption Price in shares of Common Stock (based on the Current Per Share Market Price of the Common Stock at the time of redemption), cash or any other form of consideration deemed appropriate by the Board, in its sole discretion, to be at least equivalent to the Redemption Price. Such redemption of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The date on which the Board elects to make the redemption effective is referred to as the “Redemption Date.”

(b) General Redemption Procedures. Immediately upon the action of the Board ordering the redemption of the Rights (or at such later time as the Board may establish for the effectiveness of such redemption), evidence of which will have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights will be to receive the Redemption Price for each Right so held. The Company will promptly give public notice of any such redemption (with prompt written notice thereof also provided to the Rights Agent). Promptly after the action of the Board ordering the redemption of the Rights, the Company will give, or cause to be given, notice of such redemption to the holders of Rights Certificates in accordance with Section 27, with any notice that is so provided deemed to be given whether or not the holder receives the notice. Each such notice of redemption must state the method by which the payment of the Redemption Price is to be made. The failure to give, or any defect in, any notice required by this Section 23 will not affect the legality or validity of the action taken by the Board or of the redemption.

(c) Discharge of Obligations. Notwithstanding anything to the contrary in this Plan, in the event of a redemption pursuant to Section 23(a), the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release or making a publicly available filing with the SEC announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the holders of Rights at the addresses of such holders as shown on the transfer books of the Rights Agent or, prior to the Distribution Date, on the transfer books of the Company or the transfer agent for the Common Stock, and upon such action, all outstanding Rights Certificates will be null and void without any further action by the Company.

(d) Prohibited Purchases. Notwithstanding anything to the contrary in this Plan, neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than as specifically set forth in this Section 23 or in Section 24, or other than in connection with the purchase or repurchase of shares of Common Stock prior to the Distribution Date.

Section 24. Exchange.

(a) Exchange of Common Stock for Rights. The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which will not include Rights that have become null and void pursuant to the provisions of Section 7(e)) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring in respect of the Common Stock after the Rights Dividend Declaration Date (such exchange ratio, the “Exchange Ratio,” and such determination by the Board to effect such exchange, an “Exchange Determination”). Notwithstanding the foregoing, the Board will not be empowered to effect an Exchange Determination at any time after any Person (other than any Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50 percent or more of the shares of Common Stock then outstanding. Notwithstanding the foregoing, from and after the occurrence of a Section 13 Event, any Rights that have not previously been exchanged pursuant to this Section 24(a) will thereafter be exercisable only in accordance with Section 13 and may not be exchanged (and will not be eligible for exchange) pursuant to this Section 24(a).

(b) Exchange Procedures.

(i) Manner of Effecting Exchange. Immediately following an Exchange Determination and without any further action or notice, the right to exercise the then-outstanding Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e)) will terminate and the only right thereafter of a holder of such Rights is to receive that number of shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company will promptly give public notice of any such exchange (with prompt written notice thereof also provided to the Rights Agent), and thereafter will promptly give, or cause to be given, notice of such exchange to the holders of the then-outstanding Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e)) by mailing such notice, in accordance with Section 27, with any notice that is so provided deemed to be given whether or not the holder receives the notice. Each such notice of exchange must state the method by which the exchange of shares of Common Stock for Rights is to be effected (including the actions that must be taken by the holders of Rights to receive shares of Common Stock in exchange for Rights) and, in the event of any partial exchange, the number of Rights that are to be exchanged. Any partial exchange will be effected pro rata based on the number of Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e)) held by each holder of Rights. Following an Exchange Determination, the Company may implement such procedures as it deems appropriate, in its sole discretion, to minimize the possibility that any shares of Common Stock (or other consideration) issuable pursuant to this Section 24 are received by Persons whose Rights are null and void pursuant to Section 7(e). Prior to effecting any exchange, the Company may require, or cause the trustee of the Trust to require, as a condition thereof, that any registered holder of Rights provide such evidence (including the identity of the Beneficial Owner (or former Beneficial Owner) thereof and the Affiliates or Associates of such Beneficial Owner or former Beneficial Owner) as the Company may reasonably request in order to determine if such Rights are null and void pursuant to Section 7(e). If such registered holder does not comply with the foregoing requirements, then the Company will be entitled to conclusively deem such Rights to be Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing) and, accordingly, such Rights will be null and void and not exchangeable in connection herewith. Any shares of Common Stock (or other securities) issued at the direction of the Board in connection with an Exchange Determination will be duly and validly authorized and issued and fully paid and nonassessable, and the Company will be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the Common Stock (or other securities) so issued. The failure to give, or any defect in, any notice required by this Section 24 will not affect the legality or validity of the action taken by the Board or of such exchange.

(ii) Use of Trust. The exchange of the Rights pursuant to Section 24(a) may be made effective at such time, on such basis and with such conditions as the Board, in its sole discretion, may establish. Without limiting the foregoing, prior to effecting an exchange pursuant to Section 24(a), the Board may direct the Company to enter into a trust agreement in such form and with such terms as the Board approves (the “Trust Agreement”). If the Board so directs, then the Company must enter into the Trust Agreement and must issue to the trust created by such agreement (the “Trust”) all of the Common Stock (or other consideration) issuable pursuant to the exchange (or any portion thereof that has not previously been issued in connection with the exchange). From and after the time at which such Common Stock (or other consideration) are issued to the Trust, all stockholders then entitled to receive Common Stock (or other consideration) pursuant to the exchange will be entitled to receive such shares or consideration (and any dividends or distributions made thereon after the date on which such shares or consideration are deposited into the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

(c) Insufficient Shares. If there are not sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with Section 24(a), then the Company will, at the option of the Board, either (i) take such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights or (ii) with respect to each Right (A) pay cash in an amount equal to the Current Exchange Value in lieu of issuing shares of Common Stock in exchange therefor; (B) issue debt or equity securities (or a combination thereof) having a value equal to the Current Exchange Value in lieu of issuing shares of Common Stock in exchange for each such Right, where the value of such securities will be determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board, which determination will be described in a written statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of Rights; or (C) deliver any combination of cash, property, Common Stock, Preferred Stock, Equivalent Preferred Stock or other securities having a value equal to the Current Exchange Value in exchange for each Right. To the extent that the Company determines that some action need be taken pursuant to this Section 24(c), then the Board may temporarily suspend (with prompt written notice of any suspension provided to the Rights Agent), from time to time for a period not to exceed 180 days following the date on which the Exchange Determination, the exercisability of the Rights in order to seek any authorization of additional shares of Common Stock or to decide the appropriate form of distribution to be made pursuant to the above provision and to determine the value thereof. Upon any such suspension, the Company will issue a public announcement stating, and notify the Rights Agent in writing, that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement, and notify the Rights Agent in writing, at such time as the suspension is no longer in effect.

(d) Cash in Lieu of Fractional Shares of Common Stock. In connection with an Exchange Determination, the Company will not be required to issue fractions of shares of Common Stock or to distribute certificates that evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the Current Per Share Market Price of a share of Common Stock, calculated as of the Trading Day immediately prior to the date of the Exchange Determination.

Section 25. Process to Seek Exemption Prior to Triggering Event.

(a) Waiver Prior to a Stock Acquisition Date. Any Person who desires to effect any acquisition of shares of Common Stock that would, if consummated, result in such Person beneficially owning the Triggering Percentage or more of the shares of Common Stock then outstanding (such Person, a “Requesting

Person”) may, prior to the Stock Acquisition Date and in accordance with this Section 25(a), request that the Board grant an exemption with respect to such acquisition under this Plan so that such Person would be deemed to be an Exempt Person pursuant to Section 1(v)(iii) (an “Exemption Request”) for purposes of such acquisition. An Exemption Request must be in proper form and must be sent to the Company in accordance with Section 27. An Exemption Request will be deemed made upon receipt by the Company. To be in proper form, an Exemption Request must set forth (i) the name and address of the Requesting Person; (ii) the number and percentage of shares of Common Stock then Beneficially Owned by such Requesting Person, together with all Affiliates and Associates of the Requesting Person; and (iii) a reasonably detailed description of (A) the transaction or transactions by which such Requesting Person would propose to acquire Beneficial Ownership of shares of Common Stock aggregating, with all shares already owned, to the Triggering Percentage or more of the shares of Common Stock then outstanding; and (B) the maximum number and percentage of the shares of Common Stock that such Requesting Person proposes to acquire. The Board will make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within 30 Business Days) after receipt of the Exemption Request by the Company, it being understood that the failure of the Board to make a determination within such period will be deemed to constitute the denial of the Exemption Request by the Board. The Requesting Person must respond promptly to reasonable requests for additional information from the Board and its advisors in order to assist the Board in making its determination. For purposes of considering the Exemption Request, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such shares of Common Stock outstanding of which any Person is the Beneficial Owner, will be made pursuant to and in accordance with Section 382. The Board will only grant an exemption in response to an Exemption Request if the Board determines, in its sole discretion, that the acquisition of Beneficial Ownership of shares of Common Stock by the Requesting Person (A) will not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability of the Tax Benefits to the Company; or (B) is in the best interests of the Company despite the fact that it may adversely impact in a material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability of the Tax Benefits to the Company. Any exemption granted pursuant to an Exemption Request (and the corresponding determination that the Requesting Person is an Exempt Person for purposes of such acquisition) may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent that the Board determines necessary or desirable to provide for the protection of the Tax Benefits or to otherwise promote the best interests of the Company. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company will maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto, unless the information contained in the Exemption Request or the Board’s determination with respect thereto otherwise becomes publicly available. Any Exemption Request will be considered and evaluated by directors serving on the Board who are independent of the Company and the Requesting Person and disinterested with respect to such Exemption Request, and the action of a majority of such independent and disinterested directors will be deemed to be the determination of the Board for purposes of such Exemption Request.

(b) Waiver Following a Stock Acquisition Date. Following a Stock Acquisition Date and prior to the Distribution Date, the Board may, of its own accord or upon the request of a stockholder (such request, a “Waiver Request”), and in accordance with this Section 25(b), grant an exemption with respect to any Acquiring Person under this Plan so that such Acquiring Person would be deemed to be an Exempt Person pursuant to Section 1(v)(iii). A Waiver Request must be in proper form and must be sent to the Company in accordance with Section 27. A Waiver Request will be deemed made upon receipt by the Company. To be in proper form, a Waiver Request must set forth (i) the name and address of the Acquiring Person; (ii) the number and percentage of shares of Common Stock then Beneficially Owned by such Acquiring Person, together with all Affiliates and Associates of such Acquiring Person; and (iii) a reasonably detailed description of (A) the transaction or transactions by which such Acquiring Person acquired Beneficial Ownership of shares of Common Stock aggregating to the Triggering Percentage or more of the shares of Common Stock then outstanding and (B) the maximum number and percentage of shares of Common Stock that such Acquiring Person proposes to acquire. The Board will make a determination whether to grant an exemption in response to a Waiver Request as promptly as practicable (and, in any event, within 30 Business Days) after receipt of the Waiver Request by the Company, it being understood that the failure of the Board to make a determination within such period will be deemed to constitute the denial of the Waiver Request by the Board. The Acquiring Person must respond promptly to reasonable requests for additional information from the

Board and its advisors in order to assist the Board in making its determination. For purposes of considering the Waiver Request, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such shares of Common Stock outstanding of which any Person is the Beneficial Owner, will be made pursuant to and in accordance with Section 382. The Board will only grant an exemption for an Acquiring Person pursuant to this Section 25(b) if the Board determines, in its sole discretion, that the acquisition of Beneficial Ownership of shares of Common Stock by such Acquiring Person (A) will not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits; or (B) is in the best interests of the Company despite the fact that it may adversely impact in a material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability of the Tax Benefits to the Company. Any exemption granted pursuant to this Section 25(b) (and the corresponding determination that such Acquiring Person is an Exempt Person) may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that such Acquiring Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent that the Board determines necessary or desirable to provide for the protection of the Tax Benefits or to otherwise promote the best interests of the Company. The facts and circumstances with respect to the Triggering Event, including whether to grant an exemption, will be considered and evaluated by directors serving on the Board who are independent of the Company and such Acquiring Person and disinterested with respect to the Triggering Event (and, if applicable, the Waiver Request), and the action of a majority of such independent and disinterested directors will be deemed to be the determination of the Board for purposes of any exemption granted pursuant to this Section 25(b).

Section 26. Notice of Certain Events.

(a) Certain Distributions. If the Company proposes, at any time after the Distribution Date, to (i) declare or pay any dividend payable in stock of any class or series to the holders of shares of Preferred Stock or to make any other distribution to the holders of shares of Preferred Stock (other than a regular quarterly or periodic cash dividend out of earnings or retained earnings of the Company); (ii) offer to the holders of shares of Preferred Stock rights or warrants to subscribe for or to purchase any additional Preferred Stock or shares of stock of any class or series or any other securities, rights or options; (iii) effect any reclassification of the Preferred Stock (other than a reclassification involving only the subdivision of outstanding Preferred Stock); (iv) effect any share exchange, consolidation or merger into or with any other Person (other than a wholly owned Subsidiary of the Company in a transaction that complies with Section 11(m)); (v) effect any sale or other transfer (or permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50 percent of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person; (vi) effect the liquidation, dissolution or winding up of the Company; (vii) declare or pay any dividend on the Common Stock payable in shares of Common Stock; or (viii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in shares of Common Stock), then, in each such case, the Company will give written notice of such proposed action to the Rights Agent and the holders of Rights Certificates in accordance with Section 27, which notice must specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such subdivision, combination, reclassification, share exchange, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of shares of Preferred Stock or Common Stock, if any such date is to be fixed, and such notice must be so given in the case of any action covered by clause (i) or (ii) above at least 10 Business Days prior to but not including the record date for determining holders of shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 Business Days prior to but not including the date of the taking of such proposed action or the date of participation therein by the holders of shares of Preferred Stock or Common Stock, whichever is earlier.

(b) Certain Events. If a Triggering Event has occurred, then (i) the Company will as soon as practicable thereafter give, or cause to be given, to the Rights Agent and each holder of Rights Certificates a notice in accordance with Section 27 of the occurrence of such Triggering Event, which notice must specify the event and the consequences of the event to holders of Rights pursuant to Section 11(a)(ii) or Section 13, as applicable; and (ii) all references in this Section 26 to Preferred Stock will thereafter be deemed to be references to Common Stock or, if appropriate, other securities.

Section 27. Notices. Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Rights Certificate (or, prior to the Distribution Date, of any share of Common Stock) to or on the Company will be sufficiently given or made if in writing and sent by a recognized national overnight delivery service, by first-class mail, postage prepaid, or by email (except that notice given by email will not be effective unless either (a) a duplicate copy of such email notice is promptly given by one of the other methods described in this Section 27 or (b) the receiving party delivers a written confirmation of receipt of such notice either by email or any other method described in this Section 27 (excluding “out of office” or other automated replies)), addressed (in each case, until another address is filed in writing with the Rights Agent by the Company) as follows:

Seer, Inc.

3800 Bridge Parkway, Suite 102

Redwood City, CA 94065

Attn: Chief Executive Officer

Email: [***]

with a copy (which will not constitute notice) to:

Wilson Sonsini Goodrich & Rosati

Professional Corporation

650 Page Mill Road

Palo Alto, CA 94304-1050

Attn: Tony Jeffries

Christina Poulsen

Douglas K. Schnell

Email: [***], [***], [***]

Subject to the provisions of Section 21, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Rights Certificate (or, prior to the Distribution Date, of any Common Stock) to or on the Rights Agent will be sufficiently given or made if in writing and sent by a recognized national overnight delivery service, by first-class mail, postage prepaid, or by email (except that notice given by email will not be effective unless either (a) a duplicate copy of such email notice is promptly given by one of the other methods described in this Section 27 or (b) the receiving party delivers a written confirmation of receipt of such notice either by email or any other method described in this Section 27 (excluding “out of office” or other automated replies)), addressed (in each case, until another address is filed in writing with the Company by the Rights Agent) as follows:

Computershare Trust Company, N.A.

150 Royall Street

Canton, MA 02021

Attn: Client Services

Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holders of Rights or Rights Certificates (or, if prior to the Distribution Date, to the holders of shares of Common Stock) will be sufficiently given or made if in writing and sent by a recognized national overnight delivery service or first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the transfer books of the Rights Agent or the Company or the transfer agent for the Common Stock. Any notice that is sent or mailed in the manner provided in this Section 27 will be deemed given whether or not the holder receives the notice. Notwithstanding anything to the contrary in this Plan, prior to the Distribution Date, the issuance of a press release or the making of a publicly available filing by the Company with the SEC will constitute sufficient notice by the Rights Agent or the Company to the holders of securities of the Company, including the Rights, for all purposes of this Plan and no other notice need be given.

Section 28. Supplements and Amendments. For so long as the Rights are redeemable, the Company may in its sole discretion supplement or amend this Plan in any respect without the approval of any holders of Rights Certificates, Preferred Stock or Common Stock, and the Rights Agent must, if the Company so directs, execute such supplement or amendment. At any time when the Rights are not redeemable, the Company and the Rights Agent may from time to time supplement or amend this Plan without the approval of any holders of Rights Certificates in order to (i) cure any ambiguity; (ii) correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein or otherwise defective, including any change in order to satisfy any applicable law, rule or regulation; (iii) shorten or lengthen any time period; or (iv) change or supplement the provisions of this Plan in any manner that the Company may deem necessary or desirable and that does not adversely affect the interests of the Rights Agent or the holders of Rights (other than an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing), including extending the Final Expiration Date. However, this Plan may not be supplemented or amended to lengthen, pursuant to clause (iii) of the previous sentence, a time period relating to when the Rights may be redeemed at a time when the Rights are not then redeemable, it being understood that that the right of the Board to extend the Distribution Date does not require any amendment or supplement. No supplement or amendment to this Plan shall be effective unless duly executed by the Rights Agent and the Company. The Rights Agent will duly execute and deliver any supplement or amendment hereto requested by the Company in writing, provided that the Company has delivered to the Rights Agent a certificate from an Appropriate Officer that states that the proposed supplement or amendment is in compliance with the terms of this Section 28. Notwithstanding anything to the contrary in this Plan, the Rights Agent may, but will not be required to, execute any supplement or amendment that adversely affects its rights, duties, obligations or immunities pursuant to this Plan. Prior to the Distribution Date, the interests of the holders of Rights and Rights Certificates will be deemed to be coincident with the interests of the holders of shares of Common Stock.

Section 29. Successors. All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent will bind and inure to the benefit of their respective successors and assigns.

Section 30. Determinations and Actions by the Board. The Board (or an authorized committee thereof) has the exclusive power and authority to administer this Plan and to exercise all rights and powers specifically granted to the Board or the Company pursuant to this Plan, or as may be necessary or advisable in the administration of this Plan, including the right and power to (a) interpret the provisions of this Plan and (b) make all determinations deemed necessary or advisable for the administration of this Plan (including a determination as to whether to redeem the Rights or to amend or supplement this Plan). Without limiting any of the rights and immunities of the Rights Agent, all such actions, calculations, interpretations and determinations (including, for purposes of clause (ii) below, all omissions with respect to the foregoing) that are done or made by the Board (or an authorized committee thereof) in good faith will (i) be final, conclusive and binding on the Company, the Rights Agent, the holders of Rights Certificates and all other Persons; and (ii) not subject the Board (or an authorized committee thereof) or any of the directors serving on the Board (or an authorized committee thereof) to any liability to any Person, including the Rights Agent and the holders of Rights Certificates. In administering this Plan and exercising the rights and powers specifically granted to the Board and to the Company, and in interpreting this Plan and making any determination under this Plan, the Board (or an authorized committee thereof) may consider any and all facts, circumstances or information that it deems to be necessary, useful or appropriate. The Rights Agent is always entitled to assume that the Board acted in good faith and will be fully protected and incur no liability in reliance thereon.

Section 31. Benefits of this Plan. Nothing in this Plan may be construed to give to any Person other than the Company, the Rights Agent and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock) any legal or equitable right, remedy or claim pursuant to this Plan. This Plan is for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock).

Section 32. Severability. If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Plan will remain in full force and effect and will in no way be affected, impaired or invalidated; provided, however, that if such invalidity, voidance or unenforceability shall materially and adversely affect the rights, immunities, liabilities, duties or obligations of the Rights Agent, then the Rights Agent will be entitled to resign immediately upon written notice to the Company. Notwithstanding anything to the contrary in this Plan, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Plan would adversely affect the purpose or effect of this Plan, then the right of redemption set forth in Section 23 will be reinstated and will not expire until the Close of Business on the 10th Business Day following the date of such determination by the Board.

Section 33. Governing Law; Exclusive Jurisdiction; Waiver of Jury Trial.

(a) Governing Law. This Plan, each Right and each Rights Certificate, and all claims or causes of action (whether in contract or in tort or otherwise, or whether at law (including at common law or by statute) or in equity) that may be based on, arise out of or relate to this Plan, each Right and each Rights Certificate, or the negotiation, execution, performance or subject matter of this Plan, will be governed by and construed in accordance with the laws of the State of Delaware.

(b) Exclusive Jurisdiction.

(i) The Company, the Rights Agent and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock) each irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court lacks subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to or concerning this Plan. The Company, the Rights Agent and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock) each acknowledge that the forum designated by this Section 33(b)(i) has a reasonable relation to this Plan and to such Persons’ relationship with one another.

(ii) The Company, the Rights Agent and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock) each waive, to the fullest extent permitted by applicable law, any objection that they now or may in the future have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in Section 33(b)(i) (or the appellate courts thereof). The Company, the Rights Agent and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock) each undertake not to commence any action subject to this Plan in any forum other than the forum described in Section 33(b)(i). The Company, the Rights Agent and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock) each agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court will be conclusive and binding upon such Persons.

(c) Wavier of Jury Trial. THE COMPANY, THE RIGHTS AGENT AND THE REGISTERED HOLDERS OF RIGHTS CERTIFICATES (AND, PRIOR TO THE DISTRIBUTION DATE, THE REGISTERED HOLDERS OF SHARES OF COMMON STOCK) EACH IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF THIS PLAN.

Section 34. Counterparts. This Plan and any supplements or amendments to this Plan may be executed in any number of counterparts and each such counterpart will for all purposes be deemed to be an original, and all such counterparts will together constitute one and the same instrument, it being understood that all parties need not sign the same counterpart. A signature to this Plan transmitted electronically (including by fax and .pdf) will have the same authority, effect and enforceability as an original signature. No Party may raise the use of such electronic transmission to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

Section 35. Interpretation.

(a) References to this Plan. Unless the context of this Plan otherwise requires, (i) when a reference is made in this Plan to an Article, Section, Schedule or Exhibit, that reference is to an Article, Section, Schedule or Exhibit to this Plan, as applicable, and (ii) references to “paragraphs” or “clauses” are to separate paragraphs or clauses of the Section or subsection in which the reference occurs. All Exhibits attached to this Plan or referred to in this Plan are incorporated in and made a part of this Plan.

(b) Hereof, Including, etc. When used in this Plan, (i) the words “hereof,” “herein” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Plan as a whole and not to any particular provision of this Plan; and (ii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.”

(c) Neither, etc. Not Exclusive. Unless the context of this Plan otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive.

(d) Extent. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”

(e) Dollars. When used in this Plan, references to “$” or “Dollars” are references to U.S. dollars.

(f) Gender and Number. The meaning assigned to each capitalized term defined and used in this Plan is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Plan, each of its other grammatical forms has a corresponding meaning. All terms defined in this Plan will have the defined meanings when used in any certificate or other document made or delivered pursuant to this Plan unless otherwise defined in such certificate or document.

(g) References to Parties. References to any Person include references to such Person’s successors and permitted assigns, and, in the case of any governmental authority, to any Person succeeding to its functions and capacities.

(h) References to Writings. References to “writing” mean the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods, whether in electronic form or otherwise. “Written” will be construed in the same manner.

(i) Legislation. Unless otherwise explicitly stated, a reference to any specific legislation or to any provision of any legislation includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments (and successors or replacements) issued thereunder or pursuant thereto.

(j) Headings. The table of contents and headings set forth in this Plan are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Plan or any term or provision of this Plan.

(k) Calculation of Time Periods. Unless otherwise indicated, (i) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Plan, the date that is the reference date in calculating such period will be excluded; (ii) if the last day of such period is not a Business Day, then the period in question will end on the next Business Day; (iii) the measure of a period of one month or year for purposes of this Plan will be the day of the following month or year corresponding to the starting date; and (iv) if no corresponding date exists, then the end date of such period being measured will be the next actual day of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1). References to “from” or “through” any date mean, unless otherwise specified, from and including or through and including such date, respectively.

(l) Nature of Days and Months. Whenever this Plan refers to a number of days, that number will refer to calendar days unless Business Days are specified. Any reference to a “month” means a calendar month.

(m) Summaries. No summary of this Plan or any Exhibit, Schedule or other document delivered with this Plan will affect the meaning or interpretation of this Plan or such Exhibit, Schedule or document.

(n) Calculation of Outstanding Shares. For all purposes of this Plan, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding shares of Common Stock of which any Person is the Beneficial Owner, will include the number of shares of Common Stock not outstanding at the time of such calculation that such Person is otherwise deemed to Beneficially Own for purposes of this Plan, but the number of shares of Common Stock not outstanding that such Person is otherwise deemed to Beneficially Own for purposes of this Plan will not be deemed to be outstanding for the purpose of computing the percentage of outstanding shares of Common Stock that are Beneficially Owned by any other Person (unless such other Person is also otherwise deemed to Beneficially Own, for purposes of this Plan, such shares of Common Stock not outstanding).

Section 36. Costs of Enforcement. The Company agrees with each registered holder of Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock) that if the Company or any other Person the securities of which are purchasable upon exercise of the Rights fails to fulfill any of its obligations pursuant to this Plan, then the Company or such Person must reimburse any registered holder of Rights Certificates for the costs and expenses (including legal fees) incurred by such holder in any action to enforce such holder’s rights pursuant to any Right or this Plan.

Section 37. Force Majeure. Notwithstanding anything to the contrary in this Plan, the Rights Agent will not be liable for any delays or failures in performance resulting from acts beyond its reasonable control, including fires, floods, natural disasters, acts of God, epidemics, pandemics, terrorist acts, shortage of supply, legal restrictions, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

Section 38. USA PATRIOT Act. The Company acknowledges that the Rights Agent is subject to the customer identification program requirements pursuant to the USA PATRIOT Act and its implementing regulations, and that the Rights Agent must obtain, verify and record information that allows the Rights Agent to identify the Company. Accordingly, prior to accepting an appointment, the Rights Agent has received information from the Company that will help the Rights Agent to identify the Company, including the Company’s physical address, tax identification number, organizational documents, certificate of good standing, license to do business or such other information that the Rights Agent deems necessary and, pending verification of such received information, the Rights Agent may request additional such information. The Company agrees to provide all reasonably requested information necessary for the Rights Agent to verify the Company’s identity in accordance with such customer identification program requirements.

[Signature page follows.]

The parties are signing this Plan on the date stated in the introductory clause.

SEER, INC.

By:	/s/ David Horn
Name: David Horn
Title: President and Chief Financial Officer

COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/ Albert Guinto
Name: Albert Guinto
Title: Relationship Manager

[Signature Page to Plan]

EXHIBIT A

FORM OF
CERTIFICATE OF DESIGNATION OF RIGHTS, POWERS AND PREFERENCES
OF SERIES A PARTICIPATING PREFERRED STOCK OF
SEER, INC.

Pursuant to Section 151 of the General Corporation Law of the State of Delaware

Seer, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, certifies:

That pursuant to the authority conferred upon the Board of Directors of the Corporation (the “Board”) by the Amended and Restated Certificate of Incorporation of the Corporation, as amended, as of February 26, 2026, the Board adopted the following resolution creating a series of preferred stock, par value $0.00001 per share (“Preferred Stock”), of the Corporation designated as Series A Participating Preferred Stock:

RESOLVED, that pursuant to the authority vested in the Board by the Amended and Restated Certificate of Incorporation, as amended, of the Corporation (the “Charter”), the Board, as of February 26, 2026, provides for the issuance of a series of Preferred Stock of the Corporation and fixes, states and expresses the designations, powers, preferences and relative and other special rights, and the qualifications, limitations and restrictions, of such series of Preferred Stock as follows:

Section 1. Designation and Amount. The shares of such series will be designated as “Series A Participating Preferred Stock.” The Series A Participating Preferred Stock will have a par value of $0.00001 per share, and the number of shares constituting such series will be 500,000. Such number of shares may be increased or decreased by resolution of the Corporation’s Board of Directors (the “Board”), except that no decrease will reduce the number of shares of Series A Participating Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the exercise of any options, rights or warrants issuable upon conversion of any outstanding securities issued by the Corporation convertible into Series A Participating Preferred Stock.

Section 2. Dividends and Distributions.

(a) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock (or other similar stock) ranking prior and superior to the shares of Series A Participating Preferred Stock with respect to dividends, the holders of shares of Series A Participating Preferred Stock, in preference to the holders of shares of Class A Common Stock, par value $0.00001 per share (the “Common Stock”), of the Corporation, will be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 and (ii) subject to any provision for adjustment in this Certificate of Designation, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Participating Preferred Stock. If the Corporation at any time after February 25, 2026 (the “Rights Dividend Declaration Date”) (A) declares and pays any dividend on the Common Stock payable in the form of shares of Common Stock, (B) subdivides the outstanding Common Stock or (C) combines or consolidates the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Participating Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence will be adjusted by multiplying such amount by a fraction, the numerator of which will be the total number of shares of Common Stock outstanding immediately after the occurrence of such event and the denominator of which will be the total number of shares of Common Stock that were outstanding immediately prior to the occurrence of such event.

(b) The Corporation will declare a dividend or distribution on the Series A Participating Preferred Stock as provided in Section 2(a) immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock), except that if no dividend or distribution has been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, then a dividend of $1.00 per share on the Series A Participating Preferred Stock will nevertheless be payable on such subsequent Quarterly Dividend Payment Date (it being understood that the actual payment of such dividend may be deferred if prohibited under any of the Corporation’s debt instruments).

(c) Dividends will begin to accrue and be cumulative on outstanding shares of Series A Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares will begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends will begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends will not bear interest. Dividends paid on the shares of Series A Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares will be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date will be no more than 60 days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. The holders of shares of Series A Participating Preferred Stock will have the following voting rights:

(a) Subject to the provision for adjustment hereinafter set forth, each share of Series A Participating Preferred Stock will entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. If the Corporation at any time after the Rights Dividend Declaration Date (i) declares any dividend on the Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding Common Stock or (iii) combines or consolidates the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Participating Preferred Stock were entitled immediately prior to such event will be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Except as otherwise provided in this Certificate of Designation, in any other Certificate of Designation creating a series of Preferred Stock or any similar stock, the Charter or the Amended and Restated Bylaws of the Corporation (the “Bylaws”), or by law, the holders of shares of Series A Participating Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights will vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(c) Except as set forth in this Certificate of Designation or as required by law, the holders of Series A Participating Preferred Stock will have no special voting rights and their consent will not be required (except to the extent that holders of Series A Participating Preferred Stock are entitled to vote with holders of shares of Common Stock as set forth in this Certificate of Designation) for taking any corporate action.

Section 4. Certain Restrictions.

(a) The Corporation will not declare any dividend on, make any distribution on, or redeem or purchase or otherwise acquire for consideration any shares of Common Stock after the first issuance of a share or fraction of a share of Series A Participating Preferred Stock unless concurrently therewith it will declare a dividend on the Series A Participating Preferred Stock as required by Section 2.

(b) Whenever quarterly dividends or other dividends or distributions payable on the Series A Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Participating Preferred Stock outstanding will have been paid in full, the Corporation will not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock, other than (A) redemptions or purchases that may be deemed to occur upon the exercise of stock options, warrants or similar rights or the grant, vesting or lapse of restrictions on the grant of any performance shares, restricted stock, restricted stock units or other equity awards to the extent that such shares represent all or a portion of (1) the exercise or purchase price of such options, warrants or similar rights or other equity awards and (2) the amount of withholding taxes owed by the recipient of such award in respect of such grant, exercise, vesting or lapse of restrictions; or (B) the repurchase, redemption, or other acquisition or retirement for value of any such shares from employees, former employees, directors, former directors, consultants or former consultants of the Corporation, or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreements pursuant to which such shares were acquired;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock, except dividends paid ratably on the Series A Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock, it being understood that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Participating Preferred Stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, will determine in good faith will result in fair and equitable treatment among the respective series or classes.

(c) The Corporation will not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, pursuant to Section 4(a), purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares of Preferred Stock. Any shares of Series A Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever will be retired and canceled promptly after the acquisition thereof. All such shares will upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth in this Certificate of Designation, in the Charter or in any other Certificate of Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.

Section 6. Liquidation, Dissolution or Winding Up.

(a) Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution will be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Participating Preferred Stock will have received an amount per share (the “Series A Liquidation Preference”) equal to the greater of (i) $1.00 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment or (ii) the Adjustment Number multiplied by the per share amount of all cash and other property to be distributed in respect of the Common Stock upon such liquidation, dissolution or winding up of the Corporation. The “Adjustment Number” will initially be 1,000. If the Corporation at any time after the Rights Dividend Declaration Date (A) declares and pays any dividend on the Common Stock payable in the form of shares of Common Stock, (B) subdivides the outstanding Common Stock or (C) combines or consolidates the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event will be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) If there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of Preferred Stock, if any, that rank on a parity with the Series A Participating Preferred Stock, then the assets available for distribution will be distributed ratably to the holders of the Series A Participating Preferred Stock and such parity shares in proportion to their respective liquidation preferences.

(c) None of the merger or consolidation of the Corporation into or with another entity or the merger or consolidation of any other entity into or with the Corporation will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

Section 7. Consolidation, Merger, etc. If the Corporation enters into any consolidation, merger, combination, conversion, share exchange or other transaction in which the shares of Common Stock are exchanged for or changed into other stock, securities, cash or any other property (payable in kind), then in any such case the shares of Series A Participating Preferred Stock will at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to the Adjustment Number multiplied by the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

Section 8. No Redemption. The shares of Series A Participating Preferred Stock will not be redeemable.

Section 9. Ranking. The Series A Participating Preferred Stock will rank junior to all other series of the Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series will provide otherwise, and will rank senior to the Common Stock as to such matters.

Section 10. Amendment. At any time when any shares of Series A Participating Preferred Stock are outstanding, neither the Charter nor this Certificate of Designation will be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series A Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Participating Preferred Stock, voting separately as a class.

Section 11. Fractional Shares of Preferred Stock. Series A Participating Preferred Stock may be issued in fractions of a share that will entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Participating Preferred Stock.

* * *

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the 26th day of February, 2026.

SEER, INC.

By:

Name:

Title:

EXHIBIT B

FORM OF
RIGHTS CERTIFICATE

Certificate No. R-[●] [●] Rights

NOT EXERCISABLE AFTER FEBRUARY 25, 2029, OR SUCH EARLIER DATE AS THE RIGHTS ARE REDEEMED, EXCHANGED OR TERMINATED. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY (AS DEFINED BELOW), AT $0.001 PER RIGHT, AND EXCHANGE, IN EACH CASE PURSUANT TO THE TERMS SET FORTH IN THE PLAN (AS DEFINED BELOW). UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE PLAN) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON. ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS THAT IT REPRESENTS MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE PLAN.]1

RIGHTS CERTIFICATE

SEER, INC.

This certifies that ______________________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefit Preservation Plan, dated as of February 26, 2026 (the “Plan”), between Seer, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company (the “Rights Agent,” which term will include any successor Rights Agent pursuant to the Plan), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Plan) and prior to the Expiration Date (as such term is defined in the Plan) at the office of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one one-thousandth of a fully paid and nonassessable share of Series A Participating Preferred Stock, par value $0.00001 per share (the “Preferred Stock”), of the Company, at an exercise price of $11.00 per one one-thousandth of a share of Preferred Stock (the “Exercise Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a share of Preferred Stock that may be purchased upon exercise hereof) set forth above, and the Exercise Price per share set forth above, are the number and Exercise Price as of February 26, 2026, based on the Preferred Stock as constituted at such date. As provided in the Plan, the Exercise Price and the number and kind of Preferred Stock or other securities that may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the occurrence of certain events. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Plan) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued. Capitalized terms used in this Rights Certificate without definition will have the meanings ascribed to them in the Plan.

Upon the occurrence of a Section 11(a)(ii) Event, if the Rights evidenced by this Rights Certificate are beneficially owned by an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing, such Rights will become null and void and no holder hereof will have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

1 The portion of the legend in brackets is to be inserted only if applicable and will replace the preceding sentence.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are incorporated by reference and made a part of this Rights Certificate and to which reference is made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Plan. Copies of the Plan are on file at the principal executive offices of the Company and the above-mentioned office of the Rights Agent and are available without cost upon written request.

Subject to the provisions of the Plan, the Rights evidenced by this Rights Certificate may be redeemed by the Company, at its option, at a redemption price of $0.001 per Right at any time prior to the earlier of (i) the Distribution Date or (ii) the Close of Business on the Final Expiration Date. In addition, under certain circumstances after any Person becomes an Acquiring Person, the Rights may be exchanged, in whole or in part, for Common Stock, or cash other securities of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights that are not subject to such exchange) will terminate and the Rights will only enable holders to receive the Common Stock (or cash or other securities or assets of the Company) issuable upon such exchange.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered will have entitled such holder to purchase. If this Rights Certificate is exercised in part, then the holder will be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

No fractions of shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts) will be issued upon the exercise of any Right. In lieu thereof, a cash payment will be made as provided in the Plan. The Company, at its election, may require that a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

No holder of this Rights Certificate, as such, will be entitled to vote or receive dividends or be deemed for any purpose the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company that may at any time be issuable on the exercise or exchange hereof, nor will anything contained in herein or in the Plan be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as specifically provided in the Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate will have been exercised or exchange in accordance with the Plan.

This Rights Certificate will not be valid or obligatory for any purpose until it has been countersigned by the Rights Agent.

WITNESS the signature of the proper officers of the Company and its corporate seal.

Dated as of _______________, 20[●].

ATTEST: SEER, INC.

By: By:

Name: Name:

Title: Title:

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A.,

as Rights Agent

By:

Name:

Title:

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED _____________________ sells, assigns and transfers unto
______________________________________________________________________________

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and irrevocably constitutes and appoints ______________________________ as attorney-in-fact to transfer this Rights Certificate on the books of the Company, with full power of substitution.

Dated: ____________________

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by a member or participant in the Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent. Guarantees by a notary public are not acceptable.

CERTIFICATE

The undersigned certifies, for the benefit of the Company and all holders of Rights and Common Stock, by checking the appropriate boxes that:

(1) the Right(s) evidenced by this Rights Certificate are not Beneficially Owned and

☐ are

☐ are not

being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing; and

(2) after due inquiry and to the best knowledge of the undersigned, it

☐ did

☐ did not

acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing.

Dated: ____________________.

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by a member or participant in the Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent. Guarantees by a notary public are not acceptable.

[Form of Reverse Side of Rights Certificate – continued]

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to
exercise Rights represented by the Rights Certificate.)

To: Seer, Inc. (the “Company”)

The undersigned irrevocably elects to exercise _________________________ Rights represented by this Rights Certificate to purchase the number of one one-thousandths of a share of Preferred Stock (or such other securities of the Company or of any other Person that may be issuable upon the exercise of the Rights) issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security or other identifying number:

(Please print name and address)

If such number of Rights is not all of the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights will be registered in the name of, and delivered to:

Please insert social security or other identifying number:

(Please print name and address)

Dated: ____________________

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by a member or participant in the Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent. Guarantees by a notary public are not acceptable.

CERTIFICATE

The undersigned certifies, for the benefit of the Company and all holders of Rights and Common Stock, by checking the appropriate boxes that:

(1) the Right(s) evidenced by this Rights Certificate are not Beneficially Owned and

☐ are

☐ are not

being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing; and

(2) after due inquiry and to the best knowledge of the undersigned, it

☐ did

☐ did not

acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing.

Dated: ____________________.

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by a member or participant in the Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent. Guarantees by a notary public are not acceptable.

[Form of Reverse Side of Rights Certificate – continued]

NOTICE

The signature in the foregoing Forms of Assignment and Election to Purchase, as the case may be, must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

IF THE CERTIFICATIONS SET FORTH IN THE FOREGOING FORMS OF ASSIGNMENT AND ELECTION TO PURCHASE, AS THE CASE MAY BE, ARE NOT COMPLETED, THEN THE COMPANY AND THE RIGHTS AGENT WILL DEEM THE BENEFICIAL OWNER OF THE RIGHTS EVIDENCED BY THIS RIGHTS CERTIFICATE TO BE AN ACQUIRING PERSON, AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON, A POST-EVENT TRANSFEREE, A PRE-EVENT TRANSFEREE, A SUBSEQUENT TRANSFEREE OR ANY NOMINEE OF ANY OF THE FOREGOING, AS THE CASE MAY BE, AND SUCH ASSIGNMENT OR ELECTION TO PURCHASE WILL NOT BE HONORED AND THE RIGHTS EVIDENCED BY THIS RIGHTS CERTIFICATE WILL BE DEEMED TO BE NULL AND VOID.

EXHIBIT C

FORM OF
SUMMARY OF RIGHTS

SUMMARY OF

TAX BENEFIT PRESERVATION PLAN
OF

SEER, INC.

As of February 26, 2026, the Board of Directors (the “Board”) of Seer, Inc. (the “Company”) authorized and declared a dividend distribution of one right (a “Right”) for each outstanding share of Class A Common Stock, par value $0.00001 per share (the “Common Stock”), of the Company to stockholders of record as of the close of business on March 9, 2026 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Participating Preferred Stock, par value $0.00001 per share (the “Preferred Stock”), of the Company at an exercise price of $11.00 (the “Exercise Price”), subject to adjustment. The complete terms of the Rights are set forth in a Tax Benefit Preservation Plan (the “Plan”), dated as of February 26, 2026, between the Company and Computershare Trust Company, N.A., as rights agent.

By adopting the Plan, the Board is seeking to protect the Company’s ability to use its net operating losses and other tax attributes (collectively, “Tax Benefits”). The Company views its Tax Benefits as highly valuable assets of the Company that are likely to inure to the benefit of the Company and its stockholders. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code (the “Code”), its ability to use the Tax Benefits could be substantially limited, and the timing of the usage of the Tax Benefits could be substantially delayed; these could significantly impair the value of the Tax Benefits. Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more “five percent stockholders” increases by more than 50 percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period or, if sooner, since the last “ownership change” experienced by the Company. The Plan is intended to deter acquisitions of 4.9 percent or more of the outstanding Common Stock by any person without the approval of the Board. This would protect the Tax Benefits because changes in ownership by a person owning less than 4.9 percent of the Common Stock are not included in the calculation of “ownership change” for purposes of Section 382 of the Code. The Board believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Tax Benefits by adopting the Plan.

For those interested in the specific terms of the Plan, the following is a summary description. Please note, however, that this description is only a summary and is not complete, and should be read together with the entire Plan, which has been filed by the Company with the United States Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A and a Current Report on Form 8-K. A copy of the Plan is available free of charge from the Company.

Distribution and Transfer of Rights; Rights Certificates:

The Board has declared a dividend of one Right for each outstanding share of Common Stock. Prior to the Distribution Date referred to below:

• the Rights will be evidenced by and trade with the certificates for the Common Stock (or, with respect to any uncertificated Common Stock registered in book entry form, by notation in book entry), and no separate rights certificates will be distributed;

• new Common Stock certificates issued after the Record Date will contain a legend incorporating the Plan by reference (for uncertificated Common Stock registered in book entry form, this legend will be contained in a notation in book entry); and

• the surrender for transfer of any certificates for Common Stock (or the surrender for transfer of any uncertificated Common Stock registered in book entry form) will also constitute the transfer of the Rights associated with such Common Stock.

Rights will accompany any new shares of Common Stock that are issued after the Record Date.
Distribution Date:

Subject to certain exceptions specified in the Plan, the Rights will separate from the Common Stock and become exercisable following (1) the 10th business day (or such later date as may be determined by the Board) after the public announcement that a person or group of affiliated or associated persons (such person or group, an “Acquiring Person”) has acquired beneficial ownership of 4.9 percent or more of the Common Stock or (2) the 10th business day (or such later date as may be determined by the Board) after a person or group announces a tender or exchange offer that would result in ownership by a person or group of 4.9 percent or more of the Common Stock. For purposes of the Plan, beneficial ownership is defined to include the ownership of derivative securities as well as ownership of securities pursuant to Section 382 of the Code.

The date on which the Rights separate from the Common Stock and become exercisable is referred to as the “Distribution Date.”

After the Distribution Date, the Company will mail Rights certificates to the Company’s stockholders as of the close of business on the Distribution Date and the Rights will become transferable apart from the Common Stock. Thereafter, such Rights certificates alone will represent the Rights.

Preferred Stock Purchasable Upon Exercise of Rights:

After the Distribution Date, each Right will entitle the holder to purchase, for the Exercise Price, one one-thousandth of a share of Preferred Stock having economic and other terms similar to that of one share of Common Stock. This portion of a share of Preferred Stock is intended to give the stockholder approximately the same dividend, voting and liquidation rights as would one share of Common Stock, and should approximate the value of one share of Common Stock.

More specifically, each one one-thousandth of a share of Preferred Stock, if issued, will:

• not be redeemable;

• entitle holders to quarterly dividend payments of $0.001 per one one-thousandth of a share of Preferred Stock, or an amount equal to the dividend paid on one share of Common Stock, whichever is greater;

• entitle holders upon liquidation either to receive $1 per one one-thousandth of a share of Preferred Stock or an amount equal to the payment made on one share of Common Stock, whichever is greater;

• have the same voting power as one share of Common Stock; and

• entitle holders to a payment per one one-thousandth of a share of Preferred Stock equal to the payment made on one share of Common Stock if the Common Stock is exchanged via merger, consolidation or a similar transaction.

Flip-In Trigger:

If an Acquiring Person obtains beneficial ownership of 4.9 percent or more of the Common Stock, then each Right will entitle the holder thereof to purchase, for the Exercise Price, a number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a then-current market value of twice the Exercise Price. However, the Rights are not exercisable following the occurrence of the foregoing event until such time as the Rights are no longer redeemable by the Company, as further described below.

Following the occurrence of an event set forth in preceding paragraph, all Rights that are or, under certain circumstances specified in the Plan, were beneficially owned by an Acquiring Person or certain of its transferees will be void.

Flip-Over Trigger:

If, after an Acquiring Person obtains 4.9 percent or more of the Common Stock, (1) the Company merges into another entity, (2) an acquiring entity merges into the Company or (3) the Company sells or transfers 50 percent or more of its assets, cash flow or earning power, then each Right (except for Rights that have previously been voided as set forth above) will entitle the holder thereof to purchase, for the Exercise Price, a number of shares of common stock of the person engaging in the transaction having a then-current market value of twice the Exercise Price.

Redemption of the Rights:

The Rights will be redeemable at the Company’s option for $0.001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board) at any time on or prior to the 10th business day (or such later date as may be determined by the Board) after the public announcement that an Acquiring Person has acquired beneficial ownership of 4.9 percent or more of the Common Stock. Immediately upon the action of the Board ordering redemption, the Rights will terminate and the only right of the holders of the Rights will be to receive the $0.001 redemption price. The redemption price will be adjusted if the Company undertakes a stock dividend or a stock split.

Exchange Provision:

At any time after the date on which an Acquiring Person beneficially owns 4.9 percent or more of the Common Stock and prior to the acquisition by the Acquiring Person of 50 percent of the Common Stock, the Board may exchange the Rights (except for Rights that have previously been voided as set forth above), in whole or in part, for Common Stock at an exchange ratio of one share of Common Stock per Right (subject to adjustment). In certain circumstances, the Company may elect to exchange the Rights for cash or other securities of the Company having a value approximately equal to one share of Common Stock.

Expiration of the Rights:

The Rights expire on the earliest of (1) 5:00 p.m., New York City time, on February 25, 2029 (unless such date is extended); (2) the redemption or exchange of the Rights as described above; (3) 5:00 p.m., New York City time, on February 25, 2027, if the Company’s stockholders do not ratify the Plan; or (4) when the Board, its sole discretion, determines that (a) the Plan is no longer necessary or desirable for the preservation of the Tax Benefits, (b) the Tax Benefits are fully utilized or no longer available pursuant to Section 382 or Section 383 of the Code, (c) no Tax Benefits may be carried forward or (d) the Plan and the Rights are no longer in the best interests of the Company and its stockholders.

Amendment of Terms of the Plan and Rights:

The terms of the Rights and the Plan may be amended in any respect without the consent of the holders of the Rights on or prior to the Distribution Date. Thereafter, the terms of the Rights and the Plan may be amended without the consent of the holders of Rights in order to (1) cure any ambiguities, (2) shorten or lengthen any time period pursuant to the Plan or (3) make changes that do not adversely affect the interests of holders of the Rights.

Voting Rights; Other Stockholder Rights:	The Rights will not have any voting rights. Until a Right is exercised, the holder thereof, as such, will have no separate rights as stockholder of the Company.
Anti-Dilution Provisions:

The Board may adjust the Exercise Price, the number of shares of Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Stock or Common Stock.

With certain exceptions, no adjustments to the Exercise Price will be made until the cumulative adjustments amount to at least one percent of the Exercise Price. No fractional shares of Preferred Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Preferred Stock.

Taxes:

The distribution of Rights should not be taxable for federal income tax purposes. However, following an event that renders the Rights exercisable or upon redemption of the Rights, stockholders may recognize taxable income.

AMENDMENT NO. 1 TO

TAX BENEFIT PRESERVATION PLAN

This Amendment No. 1 to Tax Benefit Preservation Plan (this “Amendment”) is dated as of March 13, 2026 (the “Effective Date”), and amends the Tax Benefit Preservation Plan, dated as of February 26, 2026 (the “Plan”), between Seer, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as rights agent (the “Rights Agent”). Capitalized terms used in this Amendment and not otherwise defined have the meaning given to them in the Plan.

RECITALS

A. The Company previously entered into the Plan.

B. In accordance with Section 28 of the Plan, for so long as the Rights are redeemable, the Company may in its sole discretion supplement or amend the Plan in any respect without the approval of any holders of Rights Certificates, Preferred Stock or Common Stock, and the Rights Agent must, if the Company so directs, execute such supplement or amendment.

C. The Rights are currently redeemable and no person is an Acquiring Person.

D. The Company wishes to clarify certain terms in the Plan.

E. The Company has delivered to the Rights Agent a certificate stating that this Amendment complies with Section 28 of the Plan.

F. The Rights Agent is directed to join in this Amendment.

AGREEMENT

The Parties therefore agree as follows:

Section 1.
Amendment of the Plan.
(a)
Section 1(e) of the Plan is amended and restated as follows:

“(e) A Person will be deemed to be the “Beneficial Owner” of, and will be deemed to “Beneficially Own” and have “Beneficial Ownership” of, any securities:

(i) that such Person actually owns, directly or indirectly, or would be deemed to actually or constructively own pursuant to Section 382, including any “coordinated acquisition” of securities by any Persons who have a formal or informal understanding with respect to such acquisition (to the extent that ownership of such securities would be attributed to such Persons under Section 382), or otherwise would be aggregated with any securities owned by such Person pursuant to the Code, including Section 382;

(ii) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, owns or has the legal, equitable or contractual right or obligation to acquire (whether directly or indirectly and whether exercisable, or whether such obligation is required to be performed, immediately or only after the passage of time, upon compliance with regulatory requirements, upon satisfaction of one or more conditions (whether or not within the control of such Person, Affiliate or Associate), or otherwise): (A) pursuant to any agreement, arrangement or understanding whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), but only if the effect of such agreement, arrangement or understanding is to treat such Person, or any of such Person’s Affiliates or Associates, as an “entity” as defined in Treasury Regulation § 1.382-3(a)(1); (B) upon the exercise of any conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; (C) pursuant to the power to revoke a trust, discretionary account or similar arrangement; (D) pursuant to the power to terminate a repurchase or similar so-called “stock borrowing” agreement, arrangement or understanding; (E) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; or (F) pursuant to any securities (including rights, options or warrants) that are convertible or exchangeable into, or exercisable for, Common Stock but only at such time as such securities are converted, exchanged or exercised or are otherwise “beneficially owned” (as determined pursuant to Rule 13d-3 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the date of this Plan), except to the extent that the acquisition or transfer of any such security (including any rights, options or warrants) would be treated as exercised on the date of its acquisition or transfer pursuant to Treasury Regulations § 1.382-4(d), except, in each case, that that a Person will not be deemed pursuant to this Section 1(e)(ii) to be the Beneficial Owner of, or to Beneficially Own, securities (1) tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; (2) issuable upon the exercise of Rights at any time prior to the occurrence of a Triggering Event; (3) issuable upon the exercise of Rights from and after the occurrence of a Triggering Event if such Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 (the “Original Rights”) or pursuant to Section 11(h) in connection with an adjustment made with respect to any Original Rights; or (4) that a Person or any of such Person’s Affiliates or Associates may be deemed to have the right to acquire, or does acquire, pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of its Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of its Affiliates or Associates) in connection with such merger or other acquisition, if in each case such agreement has been approved by the Board prior to a Section 11(a)(ii) Event occurring with respect to such Person (or one or more of its Affiliates or Associates);

(iii) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote (including the power to vote or to direct the voting of) or dispose (or direct the disposition) of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the date of this Plan), including pursuant to any agreement, arrangement or understanding whether or not in writing, except that a Person will not be deemed to be the Beneficial Owner of, or to Beneficially Own, any security pursuant to this Section 1(e)(iii) as a result of an agreement, arrangement or understanding (whether or not in writing) to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations promulgated under the Exchange Act; (B) is not also then reportable by such Person on Schedule 13D; or (C) does not constitute a trust, proxy, power of attorney or other device with the purpose or effect of allowing two or more persons, acting in concert, to avoid being deemed Beneficial Owners of such security or otherwise avoid the status of Acquiring Person under the terms of this Plan or as part of a plan or scheme to evade the reporting requirements under Schedule 13D or Sections 13(d) or 13(g) of the Exchange Act; provided however that this Section 1(e)(iii) shall apply in respect of an agreement, arrangement or understanding only if the effect of such agreement, arrangement or understanding is to treat such Person, or any of such Person’s Affiliates or Associates, as an “entity” as defined in Treasury Regulation § 1.382-3(a)(1);

(iv) that are Beneficially Owned, directly or indirectly, by any other Person (or any of such Person’s Affiliates or Associates) with which such first Person (or any of such first Person’s Affiliates or Associates) has any agreement, arrangement or understanding whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy to the extent contemplated by Section 1(e)(iii)) or disposing of any securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Person, or any of such Person’s Affiliates or Associates, as an “entity” as defined in Treasury Regulation § 1.382-3(a)(1), it being understood that no person who is an officer, director or employee of an Exempt Person will be deemed, solely by reason of such person’s status or authority as such, to be a Beneficial Owner of, to have Beneficial Ownership of or to Beneficially Own any securities of the Company that are Beneficially Owned (including in a fiduciary capacity) by an Exempt Person or by any other officer, director or employee of an Exempt Person, it being further understood that any stockholder of the Company, together with any Affiliate, Associate or other person who may be deemed to be a representative of such stockholder who is then serving as a director of the Company, will not be deemed to be the Beneficial Owner of, to have Beneficial Ownership of or to Beneficially Own any securities of the Company held by any other Person as a result of (A) any Person affiliated or otherwise associated with such stockholder serving as a director of the Company or taking any action in connection therewith; (B) discussing the status of its securities with the Company or other stockholders of the Company that are similarly situated; or (C) voting or acting in a manner similar to other stockholders of the Company that are similarly situated, absent a specific finding by the Board of an express agreement among such stockholders to act in concert with one another as stockholders so as to cause, in the good faith judgment of the Board, such Persons to be treated as an “entity” as defined in Treasury Regulation § 1.382-3(a)(1); or

(v) that are the subject of a derivative instrument or transaction entered into by such Person or any of such Person’s Affiliates or Associates, including, for these purposes, any derivative instrument (whether or not presently exercisable) acquired by such Person, or any of such Person’s Affiliates or Associates, that gives such Person, or any of such Person’s Affiliates or Associates, the economic equivalent of direct or indirect ownership of, or the opportunity to obtain ownership of, an amount of securities where the value of the derivative is determined in whole or in part with reference to, or derived in whole or in part from, the price or value of such securities, or that provides such Person, or any of such Person’s Affiliates or Associates, an opportunity, directly or indirectly, to profit, or to share in any profit derived from, any change in the value of such securities, in any case without regard to whether (A) the derivative conveys any voting rights in such securities to such Person, or any of such Person’s Affiliates or Associates; (B) the derivative is required to be, or capable of being, settled through delivery of such securities, cash or other property; or (C) such Person, or any of such Person’s Affiliates or Associates, may have entered into other transactions that hedge the economic effect of the derivative (it being understood that (1) in determining the number of shares of Common Stock that the subject Person will be deemed to Beneficially Own by virtue of the operation of this Section 1(e)(v), the subject Person will be deemed to Beneficially Own (without duplication) the notional or other number of shares of Common Stock that, pursuant to the documentation evidencing the derivative position, may be acquired upon the exercise or settlement of the applicable right or as the basis upon which the value or settlement amount of such right, or the opportunity of the holder of such right to profit or share in any profit, is to be calculated, in whole or in part, and in any case (or if no such number of shares of Common Stock is specified in such documentation or otherwise) as determined by the Board in good faith to be the number of shares of Common Stock to which the derivative position relates; and (2) the modification (directly or indirectly) of any derivative instrument or transaction that on the date of this Plan is not by its terms exchangeable or exercisable for, or convertible into, shares of Common Stock to provide for the possibility of, or the exchange or settlement of any such instrument or transaction for, the issuance or transfer of shares of Common Stock or an instrument or transaction providing for the issuance or transfer of shares of Common Stock will be deemed to be an acquisition of Beneficial Ownership of additional shares of Common Stock, in each case regardless of whether, thereafter or as a result thereof, there is an increase, decrease or no change in the percentage of shares of Common Stock then outstanding that are Beneficially Owned by such Person).”

Section 2.
No Other Amendment; Effect of Amendment. Except as and to the extent expressly modified by this Amendment, the Plan and the exhibits thereto remain in full force and effect in all respects without any modification. This Amendment will be deemed an amendment to the Plan and will become effective on the Effective Date. In the event of a conflict or inconsistency between this Amendment, on the one hand, and the Plan and the exhibits thereto, on the other hand, the provisions of this Amendment will govern.
Section 3.
Further Assurances. Each of the Parties will cooperate and take such action as may be reasonably requested by the other Party in order to carry out the provisions and purposes of this Amendment, the Plan and the transactions contemplated hereunder and thereunder.
Section 4.
Miscellaneous. Section 28, Section 32, Section 33, Section 34 and Section 35 of the Plan apply to this Amendment, mutatis mutandis.

[Signature page follows.]

The Parties are signing this Amendment on the Effective Date.

SEER, INC.

By:	/s/ David Horn
Name: David Horn
Title: President and Chief Financial Officer

COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/ Albert Guinto
Name: Albert Guinto
Title: Manager, Client Management, Issuer Services

Appendix B

Additional Information Regarding Participants in the Solicitation

Under applicable SEC rules and regulations, members of our board of directors, our nominees for director and certain of our executive officers are “Participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about the persons who are “Participants.”

Directors and Nominees

The following are names of our directors (certain of whom are also nominees for election as directors at the Annual Meeting). The principal occupations or employment of each such person is contained in the accompanying proxy statement. The business address of each such person is c/o Seer, Inc., 3800 Bridge Parkway, Suite 102, Redwood City, CA 94065.

• Omid Farokhzad, M.D.	• Dipchand (Deep) Nishar
• Meeta Gulyani	• Isaac Ro
• Robert Langer, Sc.D.	• Nicolas Roelofs, Ph.D.
• Terrance McGuire

Certain Officers and Employees

The following table sets forth the name and principal occupation of the Company’s officers (other than Mr. Farokhzad) who are Participants. The principal business address of each such person is c/o Seer, Inc., 3800 Bridge Parkway, Suite 102, Redwood City, CA 94065.

Name Principal Occupation

David Horn President and Chief Financial Officer

Information Regarding Ownership of the Company’s Securities by Participants

As of May 11, 2026, the number of securities of the Company beneficially owned by directors and executive officers who are Participants is set forth under the title “Security Ownership of Certain Beneficial Owners and Management” in this proxy statement.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by each Participant during the period from May 11, 2024 through May 11, 2026. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	Number of Shares	Transaction Description
Omid Farokhzad, M.D.	10/4/2024	(878,375)	6
	10/4/2024	878,375	5
	10/4/2024	(532,653)	6

1

	10/4/2024	532,653	5
	10/4/2024	(112)	6
	10/4/2024	112	5
	10/4/2024	(65)	6
	10/4/2024	65	5
	10/4/2024	(584,265)	6
	10/4/2024	584,265	5
	10/4/2024	(87,000)	6
	10/4/2024	87,000	5
	10/4/2024	(650,000)	6
	10/4/2024	650,000	5
	2/4/2025	(8,068)	3
	2/28/2025	(88,494)	3
	5/20/2025	(33,663)	3
	8/20/2025	(33,992)	3
	11/19/2025	(33,838)	3
	12/9/2025	1,438,057	7
	12/9/2025	(1,438,057)	7
	12/9/2025	2,117,138	7
	12/9/2025	(2,117,138)	7
	2/3/2026	697,162	2
	2/3/2026	512,000	4
	2/18/2026	(24,385)	3
Meeta Gulyani	6/14/2024	58,178	2
	7/7/2025	20,500	2
	7/7/2025	30,500	4
David Horn	10/4/2024	(566,460)	6
	10/4/2024	566,460	5
	10/4/2024	(140,662)	6
	10/4/2024	140,662	5
	10/4/2024	(87)	6
	10/4/2024	87	5
	10/4/2024	(20)	6
	10/4/2024	20	5
	10/4/2024	(135,100)	6
	10/4/2024	135,100	5
	10/4/2024	(34,125)	6
	10/4/2024	34,125	5
	10/4/2024	(124,000)	6
	10/4/2024	124,000	5
	10/4/2024	(140,000)	6
	10/4/2024	140,000	5
	2/4/2025	(3,550)	3
	2/18/2025	(26,572)	3
	5/20/2025	(6,760)	3

2

	8/20/2025	(6,827)	3
	11/19/2025	(6,797)	3
	2/3/2025	79,000	2
	2/3/2025	119,000	4
	2/18/2026	(7,743)	3
Robert Langer, Sc.D.	6/12/2024	58,178	2
	7/7/2025	20,500	2
	7/7/2025	30,500	4
Terrance McGuire	6/12/2024	58,178	2
	7/7/2025	20,500	2
	7/7/2025	30,500	4
	12/5/2025	4,088	7
	12/5/2025	(4,088)	7
Dipchand (Deep) Nishar	6/12/2024	58,178	2
	6/14/2024	(12,109)	1
	6/13/2025	(30,253)	1
	7/7/2025	20,500	2
	7/7/2025	30,500	4
Isaac Ro	9/2/2025	41,000	2
Nicolas Roelofs, Ph.D.	8/13/2024	46,886	2
	8/13/2024	69,470	4
	7/7/2025	17,083	2
	7/7/2025	25,416	4

1. Open market or private sale

2. Grant of RSUs

3. Shares withheld or sold to satisfy tax withholding and remittance obligations in connection with the net settlement of RSUs and PSUs

4. Grant of employee stock option (right to buy)

5. Grant of employee stock option (right to buy) pursuant to a one-time stock option repricing

6. Disposition of employee stock option (right to buy)pursuant to a one-time stock option repricing

7. Conversion of derivative security

Miscellaneous Information Concerning Participants

Except as described in this proxy statement, no Participant or any of such Participant’s respective associates or affiliates (together, Participant Affiliates) is either a party to any transaction or series of transactions since May 11, 2025, or has knowledge of any current proposed transaction or series of proposed transactions, (i) to which the Company or any of its subsidiaries was or is to be a participant; (ii) in which the amount involved exceeds $120,000; and (iii) in which any Participant or Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as described in this proxy statement, (i) no Participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of the Company, any parent of the Company or any subsidiary of the Company; and (ii) no Participant owns any securities of the Company of record but not beneficially.

Except as described in this proxy statement, no Participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to any future employment by the Company or any of its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party.

3

Except as described in this proxy statement, there are no contracts, arrangements or understandings by any Participant or Participant Affiliate, since May 11, 2025, with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Except as described in this proxy statement, and excluding any director or executive officer of the Company acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

4